SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
Silence Therapeutics plc
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY - SUBJECT TO COMPLETION

Silence Therapeutics plc

(incorporated and registered in England and Wales under the Companies Act 2006 with registered number 02992058)

Registered Office: 27 Eastcastle Street, London W1W 8DH, United Kingdom

May  , 2025

Dear Shareholder:

We are pleased to provide details of the 2025 Annual General Meeting (the “AGM”) of Silence Therapeutics plc to be held on Thursday, June 26, 2025, at 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time), at 72 Hammersmith Rd. London, W14 8TH and electronically via https://meetings.lumiconnect.com/100-996-389-736. The AGM will be held as a hybrid general meeting so that holders of ordinary shares will be able to participate in the meeting in person or electronically.

Details regarding the business to be conducted at AGM and admission to the AGM are described in the accompanying Notice of Annual General Meeting of Shareholders and proxy statement.

Your vote is important. We hope you will vote as soon as possible. You may vote through any of the means described in the accompanying proxy statement, or, if you are a holder of our American Depositary Shares (“ADSs”), the ADS proxy card provided to you. Please carefully review the instructions on each of your voting options described in this proxy statement, the notice, and, if applicable, the voting instructions.

Thank you for your ongoing support of and continued interest in Silence Therapeutics plc. We look forward to receiving your vote in respect of the business to be conducted at the AGM.

Yours sincerely,

Iain Ross

Chairman

PRELIMINARY - SUBJECT TO COMPLETION

Silence Therapeutics plc

(incorporated and registered in England and Wales under the Companies Act 2006 with registered number 02992058)

Registered Office: 27 Eastcastle Street, London W1W 8DH, United Kingdom

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held on June 26, 2025

NOTICE is hereby given that the 2025 Annual General Meeting (the “AGM”) of Silence Therapeutics plc, a public limited company incorporated under the laws of England and Wales (referred to herein as the “Company,” “we,” “us” and “our”), will be held on Thursday, June 26, 2025, at 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time), at 72 Hammersmith Rd. London, W14 8TH and electronically via https://meetings.lumiconnect.com/100-996-389-736, for transaction of the following business:

Ordinary Resolutions

1.	To re-appoint as a director Dave Lemus, who retires in accordance with the articles of association.

2.	To re-appoint as a director Tim McInerney, who retires in accordance with the articles of association.

3.	To re-appoint as a director Iain Ross, who retires in accordance with the articles of association.

4.	To re-appoint as a director Craig Tooman, who retires in accordance with the articles of association.

5.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.

6.	To indicate, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of our named executive officers.

7.

To ratify the appointment of PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.S. independent registered public accounting firm for the year ending December 31, 2025.

8.

To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.K. statutory auditors, to hold office until the conclusion of our next annual general meeting of shareholders.

9.	To authorize the Audit & Risk Committee to determine our U.K. statutory auditors’ remuneration for the year ending December 31, 2025.

10.	To receive and adopt our U.K. statutory annual accounts and reports for the year ended December 31, 2024 (the “2024 U.K. Annual Report”).

11.

To approve our directors’ remuneration report for the year ended December 31, 2024, which is set forth as Annex A to the proxy statement and on pages 32 to 56 (inclusive) of the 2024 U.K. Annual Report.

Confidential data (L2). Printed copies are uncontrolled and must be destroyed after use.

12.

That, in accordance with Article 159.13(b) of the articles of association, Article 159 of the articles of association shall apply with effect from the conclusion of this AGM to the conclusion of the next annual general meeting of the Company.

Special Resolution

13.

That, with effect from the conclusion of the AGM, the draft articles of association produced to the AGM and, for the purpose of identification, initialed by the Chairman, be adopted as the articles of association of the Company in substitution for, and to the exclusion of, the Company’s existing articles of association.

Please refer to the attached proxy statement for detailed information on each of the resolutions, which are set forth in the attached proxy statement as resolutions 1 through 13. We encourage you to read the proxy statement in its entirety before voting. Our board of directors has approved each resolution and recommends that shareholders entitled to vote at the AGM vote in favor of each of the resolutions.

Resolutions 1 through 12 will be proposed as ordinary resolutions and under English law, assuming that a quorum is present, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.

Resolution 13 will be proposed as a special resolution under English law. Assuming that a quorum is present, a special resolution is passed on a poll if it is approved by holders representing not less than 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.

Voting on all resolutions at the AGM will be conducted by way of a poll, rather than a show of hands.

The result of the shareholder votes on the ordinary resolutions in resolutions 5, 6, 10 and 11 will not require our board of directors or any committee thereof to take any action. Our board of directors values the opinions of our shareholders as expressed through such votes and will carefully consider the outcome of the votes on these resolutions.

Only those ordinary shareholders of record as of 6:00 p.m. London time (1:00 p.m. Eastern Daylight Time) on Tuesday, June 24, 2025 will be entitled to attend, speak and vote at the AGM. Ordinary shareholders attending the AGM will have the right to ask questions at the AGM in accordance with the Companies Act 2006 (the “Companies Act”).

Your vote is important, regardless of the number of shares or American Depositary Shares (“ADSs”) you own. Holders of ordinary shares who attend the AGM in person or electronically via https://meetings.lumiconnect.com/100-996-389-736 will be able to vote during the AGM. However, to make sure your shares are represented at the AGM, please vote as soon as possible. Holders of ordinary shares entitled to attend and vote at the AGM are entitled to appoint a proxy (or, if they hold more than one ordinary share, proxies) to exercise all or any of their rights to attend, speak and vote at the AGM. Such proxy need not be one of our shareholders of record. Holders of our ordinary shares may vote by proxy either electronically via the Investor Centre app or web browser at https://uk.investorcentre.mpms.mufg.com/ by no later than 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time) on Tuesday, June 24, 2025. Alternatively, you may be able to appoint a proxy electronically via the CREST electronic proxy appointment service or if you are an institutional investor, you may be able to appoint a proxy electronically via the Proxymity platform. A hard copy form of proxy has not been sent to you, but you can request one directly from our registrar, MUFG Corporate Markets. You may revoke your proxy in the manner described in the accompanying proxy statement. Holders of our ADSs may vote by following the voting instructions in the attached proxy statement.

The results of the polls taken on the resolutions at the AGM and any other information required by the Companies Act will be made available on our website (http://www.silence-therapeutics.com) as soon as reasonably practicable

Confidential data (L2). Printed copies are uncontrolled and must be destroyed after use.

following the AGM and available for the required period thereafter. The results will also be announced by the filing of a Current Report on Form 8-K with the U.S. Securities and Exchange Commission. The inclusion of our website address here and elsewhere in the attached proxy statement does not include or incorporate by reference the information on our website into this Notice or the proxy statement.

By Order of the Board

Rhonda Hellums

Company Secretary

May  , 2025

Registered office:

27 Eastcastle Street

London

W1W 8DH

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to Be Held on Thursday, June 26, 2025 at 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time), at 72 Hammersmith Rd. London, W14 8TH and electronically via

https://meetings.lumiconnect.com/100-996-389-736.

The proxy statement and annual report to shareholders are available at http://www.silence-therapeutics.com. Information included on our website, other than the proxy materials, is not part of our proxy soliciting materials.

Confidential data (L2). Printed copies are uncontrolled and must be destroyed after use.

Page
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
RE-APPOINTMENT OF DIRECTORS	11
RESOLUTION 1 RE-APPOINTMENT OF DAVE LEMUS TO THE BOARD OF DIRECTORS	12
RESOLUTION 2 RE-APPOINTMENT OF TIM MCINERNEY TO THE BOARD OF DIRECTORS	13
RESOLUTION 3 RE-APPOINTMENT OF IAIN ROSS TO THE BOARD OF DIRECTORS	14
RESOLUTION 4 RE-APPOINTMENT OF CRAIG TOOMAN TO THE BOARD OF DIRECTORS	15
RESOLUTION 5 ADVISORY VOTE ON EXECUTIVE COMPENSATION	16
RESOLUTION 6 ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF ADVISORY SHAREHOLDER APPROVAL OF EXECUTIVE COMPENSATION	17
RESOLUTION 7 RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR U.S. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025	18
RESOLUTION 8 RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR U.K. STATUTORY AUDITORS, TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS	19
RESOLUTION 9 AUTHORIZATION FOR THE AUDIT & RISK COMMITTEE TO DETERMINE THE U.K. STATUTORY AUDITORS’ REMUNERATION FOR THE YEAR ENDING DECEMBER 31, 2025	20
RESOLUTION 10 RESOLUTION TO RECEIVE AND ADOPT OUR 2024 U.K. ANNUAL REPORT	22
RESOLUTION 11 APPROVAL OF OUR U.K. STATUTORY DIRECTORS’ ANNUAL REPORT ON REMUNERATION	23
RESOLUTION 12 APPLICATION OF ARTICLE 159 OF THE ARTICLES OF ASSOCIATION	24
RESOLUTION 13 ADOPTION OF NEW ARTICLES OF ASSOCIATION	25
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	27
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	35
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	38
NON-EXECUTIVE DIRECTOR REMUNERATION	40
EXECUTIVE OFFICERS	43
EXECUTIVE COMPENSATION	44
PAY VERSUS PERFORMANCE	63
ADDITIONAL INFORMATION	66
ANNEX A	A-1
ANNEX B	B-1

-i-

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

We have sent you this proxy statement because the board of directors of Silence Therapeutics plc is soliciting your proxy to vote at our upcoming annual general meeting of shareholders (the “AGM”). As used in this proxy statement, references to “we,” “us,” “our” and “Silence” refer to Silence Therapeutics plc.

The Notice of 2025 Annual General Meeting, this proxy statement, our U.K. statutory annual accounts and reports for the year ended December 31, 2024 (“2024 U.K. Annual Report”) and our annual report on Form 10-K for the year ended December 31, 2024 (the “Annual Report on Form 10-K,” and collectively with the Notice of 2025 Annual General Meeting, this proxy statement, the 2024 U.K. Annual Report, the “Proxy Materials”), will be made available (either electronically or by post) to our ordinary shareholders of record for the first time on or about May  , 2025.

While this proxy statement is made available to our ordinary shareholders of record, this document will also be sent to holders of our American Depositary Shares (“ADSs”) for the first time on or about May  , 2025 and contains information relevant to holders of ADSs. In addition, we have provided brokers, dealers, bankers, and their nominees, at our expense, with copies of the Proxy Materials so that our record holders can supply these materials to the beneficial owners of our ordinary shares.

When is the AGM?

The AGM will be held on Thursday, June 26, 2025, at 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time), at 72 Hammersmith Rd. London, W14 8TH and electronically via https://meetings.lumiconnect.com/100-996-389-736. The AGM will be held as a hybrid general meeting so that holders of ordinary shares will be able to participate in the meeting in person or electronically.

Why am I receiving these materials?

We have made available the Proxy Materials to you because you are an ordinary shareholder of record and our board of directors is soliciting your proxy to vote at the AGM, including at any adjournments or postponements thereof. You do not need to attend the AGM in person to vote your shares.

All holders of ordinary shares will be able to submit a proxy electronically via the Investor Centre app or web browser at https://uk.investorcentre.mpms.mufg.com/. Alternatively, you may also be able to appoint a proxy electronically via the CREST electronic proxy appointment service or if you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform. To submit your proxy, simply follow the instructions in this proxy statement. You will not receive a hard copy form of proxy with this document. You may request a hard copy form of proxy directly from our registrar, MUFG Corporate Markets, at shareholderenquiries@cm.mpms.mufg.com or on +44(0)371 664 0300. Calls are charged at the standard geographic rate and will vary by provider. Calls outside the United Kingdom will be charged at the applicable international rate. Lines are open between 9:00 a.m. and 5:30 p.m. (London time), Monday to Friday excluding public holidays in England and Wales.

All proxies, however submitted, must be lodged with our registrar, MUFG Corporate Markets, by no later than 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time) on Tuesday, June 24, 2025. Materials for ADS holders of record, including this proxy statement, the Annual Report on Form 10-K, the 2024 U.K. Annual Report and an ADS proxy card, will be mailed on or about May  , 2025 to all ADS holders, including banks, brokers and nominees, who are registered as holders of ADSs in the ADS register by 5:00 p.m. Eastern Daylight Time on May 2, 2025, the record date for ADS holders.

Who can vote at the AGM?

Ordinary Shareholders of Record

Only ordinary shareholders of record registered in the register of members at 6:00 p.m. London time (1:00 p.m. Eastern Daylight Time) on Tuesday, June 24, 2025 will be entitled to vote at the AGM. As of April 30, 2025 (being the last practicable date before the circulation of this proxy statement), there were 141,690,850 ordinary shares issued and outstanding and entitled to vote. As an ordinary shareholder of record, you may vote at the AGM or by proxy. We encourage you to vote prior to the AGM by proxy electronically via the Investor Centre app or web browser at https://uk.investorcentre.mpms.mufg.com/, or a physical form of proxy can be requested directly from the registrar, if applicable. Alternatively, you may submit your instruction via the CREST electronic proxy appointment service or if you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform, as instructed below to ensure your vote is counted.

If, on or prior to June 24, 2025, you sell or transfer our ordinary shares that you currently hold, any proxy appointment submitted (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee.

Beneficial Owners of Ordinary Shares which are Registered in the Name of a Broker, Bank or Other Agent

If, on June 24, 2025, your ordinary shares were held in an account at a brokerage firm, bank or other similar organization and you are the beneficial owner of the ordinary shares, these Proxy Materials should be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the AGM. You are encouraged to provide voting instructions to your broker or other agent so that they may submit a proxy.

Holders of American Depositary Shares

If you or your brokerage firm, bank or nominee is registered as a holder of ADSs in the ADS register at 5:00 p.m. Eastern Daylight Time on May 2, 2025 (the record date for ADS holders), you are entitled to exercise your vote as a holder of an interest in our share capital represented by ADSs. If you hold ADSs through a brokerage firm, bank or nominee on May 2, 2025, the materials for ADS holders, including the ADS proxy card, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions.

Please note that ADS proxy cards submitted by ADS holders must be received by the depositary, The Bank of New York Mellon, no later than 12:00 p.m. Eastern Daylight Time on June 23, 2025. The Bank of New York Mellon will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders.

What is the difference between a shareholder of record and a beneficial owner?

These terms describe how your ordinary shares are held. If your ordinary shares are registered directly in our register of members maintained by MUFG Corporate Markets, our registrar, you are a shareholder of record and the Proxy Materials are being sent directly, or otherwise being made available, to you. If your ordinary shares are held in the name of a broker, bank, or other nominee, you are a beneficial owner of the shares held by your broker, bank or other nominee and the Proxy Materials are being made available or forwarded to you by your broker, bank, or other nominee, who is treated as the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your ordinary shares by following the instructions on the voting instructions provided to you by such broker, bank or other nominee.

What are the requirements to approve each of the resolutions?

You may cast your vote for or against resolutions 1 through 13 or abstain from voting your shares on one or more of these resolutions.

Resolutions 1 through 12 will be proposed as ordinary resolutions. Under English law, assuming that a quorum is present, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who are entitled to vote and vote on the resolution.

Resolution 13 will be proposed as a special resolution under English law. Assuming that a quorum is present, a special resolution is passed on a poll if it is approved by holders representing not less than 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.

The result of the shareholder votes on ordinary resolutions 5, 6, 10 and 11 regarding advisory approval of the executive compensation of our named executive officers, advisory indication of the preferred frequency of shareholder advisory votes on executive compensation, receipt and adoption of the 2024 U.K. Annual Report and approval of the directors’ remuneration report for the year ended December 31, 2024 will not require our board of directors or any committee thereof to take any action. Our board of directors values the opinions of our shareholders as expressed through such votes and will carefully consider the outcome of the votes on these resolutions.

What are the voting recommendations of our board of directors regarding the election of directors and other resolutions?

The following table summarizes the items that will be brought for a vote of our shareholders at the AGM, along with the voting recommendations of our board of directors.

Resolution	Description of Resolution	Board’s Recommendation
1	To re-appoint Dave Lemus as a director	FOR
2	To re-appoint Tim McInerney as a director	FOR
3	To re-appoint Iain Ross as a director	FOR
4	To re-appoint Craig Tooman as a director	FOR
5	To approve, on an advisory basis, the compensation of our named executive officers	FOR
6	To indicate, on an advisory basis, the preferred frequency of shareholder advisory votes on executive compensation	ONE YEAR
7	To ratify the appointment of PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.S. independent registered public accounting firm for the year ending December 31, 2025	FOR
8	To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.K. statutory auditors, to hold office until the conclusion of the next annual general meeting of shareholders	FOR
9	To authorize the Audit & Risk Committee to determine our U.K. statutory auditors’ remuneration for the year ending December 31, 2025	FOR
10	To receive and adopt our U.K. statutory annual accounts and reports for the year ended December 31, 2024	FOR
11	To approve the director’s remuneration report for the year ended December 31, 2024, which is set forth in Annex A to this proxy statement	FOR
12	To approve the application of Article 159 of the articles of association to the conclusion of the next annual general meeting of the Company	FOR
13	To approve the adoption of new articles of association	FOR

What constitutes a quorum?

Under our current articles of association, a quorum will be present if two shareholders entitled to vote are present in person or represented by proxy at the AGM. As described in “Resolution 13—Adoption of New Articles of Association,” we are recommending that the quorum requirement in our articles of association be amended to comply with certain requirements of Nasdaq Listing Rules.

If within fifteen minutes (or such longer time as the Chairman of the AGM may decide) from the time appointed for the AGM a quorum is not present, the AGM shall stand adjourned to such day, time and place, with such additional means of attendance and participation (including at such place(s) and/or by such electronic facility or facilities) as the Chairman of the AGM shall specify. If, at such adjourned meeting, a quorum is not present within 15 minutes from the time appointed therefor, the member or members present in person or by proxy and entitled to vote shall have power to decide upon all matters which could properly have been disposed of at the meeting from which the adjournment took place.

How do I vote my shares?

You may vote “FOR” or “AGAINST” or abstain from voting on the applicable resolution (or, in the case of resolution 6, you may choose “ONE YEAR,” “TWO YEARS” or “THREE YEARS” or may abstain from voting). The procedures for voting are as follows:

Ordinary Shareholders of Record

If you are an ordinary “shareholder of record,” you may vote at the AGM or by proxy. We urge you to vote by proxy electronically via the Investor Centre app or web browser at https://uk.investorcentre.mpms.mufg.com/, or, if applicable, via the CREST electronic proxy appointment service. If you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform. You may also request a hard copy form of proxy from our registrar, MUFG Corporate Markets. For all options, proxy appointments must be submitted as instructed below to ensure your vote is counted. You may also attend and vote at the AGM in person or by using the electronic platform via https://meetings.lumiconnect.com/100-996-389-736.

You may still attend the AGM and vote in person or via the electronic platform during the AGM even if you have already voted by proxy.

You may appoint more than one proxy in relation to the AGM (provided that each proxy is appointed to exercise the rights attached to a different ordinary share(s)). To appoint more than one proxy outside of CREST or Proxymity, you should contact our registrar, MUFG Corporate Markets. Such proxy need not be a shareholder of record but must attend the AGM to represent you for your vote to be counted. We encourage all shareholders to appoint the Chairman of the AGM, as their proxy.

You may vote using one of the following methods:

•

electronically via the Investor Centre app or web browser at https://uk.investorcentre.mpms.mufg.com/. You will need to log into your Investor Centre account or register if you have not previously done so. To register you will need your Investor Code which is detailed on your share certificate or available from MUFG Corporate Markets, our registrar.

Investor Centre is a free app for smartphone and tablet provided by MUFG Corporate Markets (the company’s registrar). It allows you to securely manage and monitor your shareholdings in real time, take part in online voting, keep your details up to date, access a range of information including payment history and much more. The app is available to download on both the Apple App Store and Google Play, or by scanning the relevant QR code below. Alternatively, you may access the Investor Centre via a web browser at: https://uk.investorcentre.mpms.mufg.com/.

You will not receive a hard copy form of proxy with this document. You may request a hard copy form of proxy directly from our registrar, MUFG Corporate Markets, at

shareholderenquiries@cm.mpms.mufg.com or on +44(0)371 664 0300. Calls are charged at the standard geographic rate and will vary by provider. Calls outside the United Kingdom will be charged at the applicable international rate. Lines are open between 9:00 a.m. and 5:30 p.m. London time, Monday to Friday excluding public holidays in England and Wales.

The form of proxy must arrive at MUFG Corporate Markets, PXS 1, Central Square, 29 Wellington Street, Leeds LS1 4DL during usual business hours accompanied by any power of attorney under which it is executed (if applicable) no later than 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time) on June 24, 2025 (or in the case of any adjournment, not later than 48 hours before the time fixed for the holding of the adjourned meeting).

•

CREST members who wish to appoint a proxy or proxies through the CREST electronic proxy appointment service may do so for the AGM (and any adjournment of the AGM) by using the procedures described in the CREST Manual (available from www.euroclear.com). CREST Personal Members or other CREST Sponsored Members, and those CREST members who have appointed a service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf. In order for a proxy appointment or instruction made by means of CREST to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear UK & International Limited’s specifications and must contain the information required for such instructions, as described in the CREST Manual. The message, regardless of whether it constitutes the appointment of a proxy or an amendment to the instruction given to a previously appointed proxy, must, in order to be valid, be transmitted so as to be received by MUFG Corporate Markets (ID: RA10) by 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time) on June 24, 2025. For this purpose, the time of receipt will be taken to mean the time (as determined by the timestamp applied to the message by the CREST application host) from which the issuer’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time, any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means. CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear UK & International Limited does not make available special procedures in CREST for any particular message. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member to take (or, if the CREST member is a CREST personal member, or sponsored member, or has appointed a voting service provider(s), to procure that his CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In addition, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings. We may treat a CREST Proxy Instruction as invalid in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001 (as amended).

•

If you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by the Company and approved by the Registrar. For further information regarding Proxymity, please go to www.proxymity.io. Your proxy must be lodged by 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time) on June 24, 2025 in order to be considered valid or, if the meeting is adjourned, by the time which is 48 hours before the time of the adjourned meeting. Before you can appoint a proxy via this process you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy. An electronic proxy appointment via the Proxymity platform may be revoked completely by sending an authenticated message via the platform instructing the removal of your proxy vote.

•	To vote in person, come to the AGM and we will give you a poll card when you arrive.

•	If you attend the AGM electronically, you can vote by using the online platform at https://meetings.lumiconnect.com/100-996-389-736.

All proxies (however submitted) must be lodged with MUFG Corporate Markets, our registrar, by no later than 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time) on June 24, 2025.

If you properly give instructions as to your proxy appointment by submitting your proxy online, or, if you have requested a hard copy form of proxy, by executing and returning it to our registrar, MUFG Corporate Markets, and your proxy appointment is not subsequently revoked, your shares will be voted in accordance with your instructions. Where no specific instruction is given by you, your proxy may vote at their discretion or refrain from voting, as they see fit.

Beneficial Owners of Ordinary Shares which are Registered in the Name of a Broker, Bank or Other Agent

If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you should follow directions provided by your broker, bank or other nominee.

Holders of American Depositary Shares

If you are a holder of ADSs, you should follow the directions on the ADS proxy card you received.

Please note that ADS proxy cards submitted by ADS holders must be received by The Bank of New York Mellon no later than 12:00 p.m. Eastern Daylight Time on June 23, 2025. The Bank of New York Mellon will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders.

Holders of ADSs are unfortunately not entitled to attend and vote at the AGM in person or via the electronic platform.

How will my ordinary shares or ADSs be voted if I do not specify how they should be voted?

If you submit a proxy appointment, but do not indicate how you want your ordinary shares to be voted, your shares may be voted by the person that you appoint as your proxy as he or she sees fit or such person may abstain from voting in relation to any business of the AGM. As a reminder, we urge all shareholders to appoint the Chairman of the AGM as your proxy.

If a holder of ADSs does not instruct The Bank of New York Mellon how to vote the ordinary shares underlying your ADSs, the ordinary shares underlying your ADSs will not be counted as votes cast and will have no effect on the outcome of the vote with respect to any matter.

Can I change my vote or revoke a proxy?

An ordinary shareholder of record can revoke or amend his, her or its proxy before 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time) on June 24, 2025 (the deadline for submission of proxies) in one of the following ways:

•	entering a new vote electronically via the Investor Centre app or web browser at https://uk.investorcentre.mpms.mufg.com/;

•	requesting and submitting another signed form of proxy bearing a later date;

•	amending or revoking an instruction via the CREST electronic proxy appointment service;

•	amending or revoking an instruction on the Proxymity platform;

•	an ordinary shareholder of record may change his or her vote by voting in person or electronically at the AGM.

To revoke your proxy appointment submitted via the Investor Centre or via hard copy form of proxy, please contact our registrar, MUFG Corporate Markets by writing to PXS 1, Central Square, 29 Wellington Street, Leeds LS1 4DL on or before the stated deadline for submission of proxies.

If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you may change or revoke your voting instructions by contacting the broker, bank or other nominee holding the shares. See also “What if I plan to attend the AGM?”

If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by The Bank of New York Mellon or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by The Bank of New York Mellon or the broker, bank or other nominee, as applicable, will be used to instruct The Bank of New York Mellon how to vote your ADSs.

Who counts the votes?

MUFG Corporate Markets has been engaged as our independent agent to tabulate shareholder votes. If you are an ordinary shareholder of record, you can submit your proxy electronically either via the Investor Centre app or web browser at https://uk.investorcentre.mpms.mufg.com/, via the CREST electronic proxy appointment service or, if you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform. If you have requested a hard copy form of proxy, return it to MUFG Corporate Markets for tabulation.

If you hold your ordinary shares through a broker, your broker will return the form of proxy to MUFG Corporate Markets or directly submit your proxy to MUFG Corporate Markets online.

If you are a holder of record of ADSs, you can return your executed ADS proxy card to The Bank of New York Mellon for tabulation. If you hold your ADSs through a broker, bank or other organization, that organization can return the ADS proxy card to The Bank of New York Mellon following your instruction. The Bank of New York Mellon will submit your votes to MUFG Corporate Markets for tabulation.

How are votes counted?

Voting on all resolutions at the AGM will be conducted by way of a poll, rather than a show of hands. Votes will be counted by MUFG Corporate Markets, who will separately count “FOR,” “AGAINST” (or, in the case of resolution 6, “ONE YEAR,” “TWO YEARS” and “THREE YEARS”) and abstentions.

What is an “abstention” and how would it affect the vote?

An abstention is not a vote in law and will not be counted in the calculation of the proportion of the votes for or against a particular resolution.

How many votes do I have?

On each matter to be voted upon, each ordinary shareholder of record present in person or electronically at the AGM or having submitted a proxy as set out in this proxy statement, or being a corporation present at the AGM by a duly authorized representative, has one vote for each ordinary share held as of 6:00 p.m. London time (1:00 p.m. Eastern Daylight Time) on June 24, 2025.

On each matter to be voted upon, each holder of ADSs has three votes for each ADS held as of May 2, 2025.

What about joint holders?

In the case of joint holders of record of an ordinary share, the vote of the senior who tenders the vote (whether in person or by proxy) will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in the register of members of the company in respect of the joint holding (with the first named being the most senior).

What if I plan to attend the AGM in person?

Attendance at the AGM in-person will be limited to ordinary shareholders of record as of 6:00 p.m. London time (1:00 p.m. Eastern Daylight Time) on Tuesday June 24, 2025. In order to obtain admittance to the AGM, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. If your ordinary shares are held through brokerage accounts or by a bank or other nominee, you may be able to attend at the discretion of the Chairman assuming you provide appropriate documentation of share ownership. Any corporation which is an ordinary shareholder of record may by resolution of its directors authorize one or more persons to act as its representative(s) at the AGM and the person(s) so authorized shall (on production of a certified copy of such resolution at the AGM) be entitled to exercise these same powers on behalf of the corporation as the corporation could exercise if it were one of our individual shareholders.

Holders of ADSs are, unfortunately, not entitled to attend and vote at the AGM in person in any event.

What if I plan to attend the AGM electronically?

In order to join the AGM electronically and to vote and ask questions via the Lumi Meeting Platform, shareholders will need to connect to the following site https://meetings.lumiconnect.com/100-996-389-736. Lumi is available as a mobile web client, compatible with the latest browser versions of Chrome, Firefox, Edge and Safari and can be accessed using any web browser, on a PC or smartphone device.

Once you have accessed https://meetings.lumiconnect.com/100-996-389-736 from your web browser on a tablet or computer, you will be asked to enter your unique 11-digit Investor Code (IVC) including any leading zeros and ‘PIN’. Your PIN is the last 4 digits of your IVC. This will authenticate you as a shareholder.

Your IVC can be found on your share certificate. You can also obtain this by contacting MUFG Corporate Markets, our Registrar, by calling +44 (0) 371 277 1020.

Access to the AGM will be available 30 minutes before the start time of the AGM, although the voting functionality will not be enabled until the chairman of the AGM declares the poll open. During the AGM, you must ensure you are connected to the internet at all times in order to vote when the chairman commences polling on the resolutions. Therefore, it is your responsibility to ensure connectivity for the duration of the AGM via your wi-fi. A user guide to the Lumi platform is available on the Investors section of our website at www.silence-therapeutics.com/investors.

If you wish to appoint a proxy other than the chairman of the AGM and for them to attend the AGM electronically on your behalf, please submit your proxy appointment in the usual way before contacting MUFG Corporate Markets on +44 (0) 371 277 1020 in order to obtain their IVC and PIN. It is suggested that you do this as soon as possible and at least 48 hours (excluding non-business days) before the meeting. Lines are open from 9:00 a.m. to 5:30 p.m. (London time) Monday to Friday, calls are charged at the standard geographic rate and will vary by provider. Calls outside the U.K. will be charged at the applicable international rate.

If your shares are held within a nominee and you wish to attend the AGM electronically via the Lumi platform, you will need to contact your nominee as soon as possible. Your nominee will need to present a corporate letter of representation to MUFG Corporate Markets, our registrar, as soon as possible and at least 72 hours (excluding non-business days) before the AGM, in order that they can obtain for you your unique IVC and PIN to enable you to attend the AGM electronically via the Lumi platform.

It is important to note that shareholders joining the AGM electronically will be in attendance at the AGM and will be able to vote at the AGM via the Lumi platform. However, shareholders are encouraged to submit their votes ahead of the AGM by appointing the chairman of the AGM as their proxy.

How do you solicit proxies?

We will solicit proxies and will bear the entire cost of this solicitation. The initial solicitation of proxies may be supplemented by additional mail communications and by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other employees for their proxy solicitation efforts. We also reimburse The Bank of New York Mellon for its expenses in sending materials, including ADS proxy cards, to ADS holders of record.

What do I do if I receive more than one set of Proxy Materials?

If you hold ordinary shares in more than one account, you will receive Proxy Materials for each account. To ensure that all of your shares are voted, please vote electronically via the Investor Centre app or web browser at https://uk.investorcentre.mpms.mufg.com/, or, if applicable, via the CREST electronic proxy appointment service. Institutional investors may also be able to appoint a proxy electronically via the Proxymity platform. You may also request a hard copy form of proxy directly from our registrar, MUFG Corporate Markets. Please be sure to vote all of your shares.

If you hold ADSs in your own name registered on the books of The Bank of New York Mellon, as depositary, you are considered the registered holder of the ADSs and will receive the Proxy Materials from The Bank of New York Mellon. If you hold ADSs through a broker, bank or other nominee, you are considered the beneficial owner of the ADSs and you will receive the Proxy Materials from your broker, bank or other nominee.

Will there be any other business conducted at the AGM?

Subject to any shareholder proposals submitted in accordance with section 338 of the Companies Act (as summarized below), no matters other than resolutions 1 through 13 may be presented at the AGM. We have not been notified of, and our board of directors is not aware of, any other matters to be presented for action at the AGM.

Under section 338 of the Companies Act, shareholders meeting the threshold requirement in that section may require us to give to our shareholders entitled to receive this notice of the AGM notice of a resolution which may properly be moved and is intended to be moved at the AGM unless (i) it would, if passed, be ineffective whether by reason of inconsistency with any enactment or our constitution or otherwise, (ii) it is defamatory of any person or (iii) it is frivolous or vexatious. Such a request may be in hard copy form or in electronic form, must identify the resolution of which notice is to be given, must be authorized by the person or persons making it and must be received by us not later than Thursday, May 15, 2025, the date which is six weeks before the AGM.

What is MUFG Corporate Markets’ role?

MUFG Corporate Markets is our registrar. All communications concerning ordinary shareholder of record accounts, including address changes, name changes, ordinary share transfer requirements and similar issues can be handled by contacting MUFG Corporate Markets at Tel: +44 (0) 370 664 0300 or by writing to MUFG Corporate Markets, Central Square, 29 Wellington Street, Leeds LS1 4DL. Alternatively, you can email MUFG Corporate Markets at shareholderenquiries@cm.mpms.mufg.com.

Communications concerning ADS holder of record accounts can be handled by contacting The Bank of New York Mellon—BNY Shareholder Services by telephone at 888-269-2377 (toll free within the United States) or 201- 680-6825 (for international callers) or by email at shrrelations@cpushareownerservices.com.

How can I find out the results of the voting at the AGM?

Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the AGM. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the date the final results of the AGM are available.

Who do I contact regarding my ADS holdings?

If you are an ADS holder of record and have queries about how to deliver voting instructions, please contact The Bank of New York Mellon—BNY Shareholder Services by telephone at 888-269-2377 (toll free within the United States) or 201-680-6825 (for international callers) or by email at shrrelations@cpushareownerservices.com. If you hold your ADSs through a custodian, broker or other agent, you should refer to the contact information provided by your agent.

What do I do if I have additional questions?

If you have any further questions about voting or attending the AGM, please contact our registrar, MUFG Corporate Markets, at +44 (0) 370 664 0300 or shareholderenquiries@cm.mpm.mufg.com.

RE-APPOINTMENT OF DIRECTORS

Our board of directors currently consists of 6 directors:

•	Iain Ross, Craig Tooman and Dave Lemus, who will retire from office at the AGM in accordance with the articles of association of the Company and shall be eligible for re-appointment at the AGM;

•	Tim McInerney, who was appointed as a director on May 5, 2025, and is therefore required to stand for re-appointment at the AGM in accordance with the articles of association of the Company;

•	James Ede-Golightly, who will retire from office at the AGM in accordance with the articles of association of the Company and will not be standing for re-appointment at the AGM; and

•

Michael Davidson, who was re-appointed as a director at the annual general meeting held in 2024 and who (if still a director at such time) will be required to retire from office at the Company’s annual general meeting in 2027 and seek re-appointment at that meeting in accordance with the articles of association of the Company.

Under our articles of association, at every annual general meeting, any director who has been a director at each of the preceding two annual general meetings and who was not appointed or re-appointed by the Company at a general meeting at or since that meeting shall retire from office. A retiring director shall be eligible for re-appointment by ordinary resolution at such annual general meeting. In accordance with this requirement, Iain Ross, Craig Tooman and Dave Lemus will retire and offer themselves for reappointment as directors at the upcoming AGM. Under our articles of association, our board of directors also has the power at any time to appoint any person to be a director to fulfil a casual vacancy or as an addition to the existing directors. Any director so appointed shall hold office until the next following annual general meeting, and shall then be eligible for re-appointment by ordinary resolution at such annual general meeting. In accordance with this requirement, Tim McInerney will offer himself for reappointment as a director at the upcoming AGM.

Our board of directors has nominated Iain Ross, Craig Tooman, Dave Lemus and Tim McInerney for re-appointment as directors and no other nominees for directors have been presented. If re-appointed, each of the nominees will be required to retire from office at the Company’s annual general meeting in 2028 (if still a director at such time) and seek re-appointment at that meeting in accordance with the articles of association of the Company.

In connection with resolutions 1 through 4, we set forth the biographical information for the nominees to our board of directors. For biographical information for the other directors, see the section of this proxy statement titled “Board of Directors and Corporate Governance.”

RESOLUTION 1

RE-APPOINTMENT OF DAVE LEMUS

TO THE BOARD OF DIRECTORS

Dave Lemus is currently a member of our board of directors, and has been nominated for re-appointment as a director. If re-appointed, Mr. Lemus will be required to retire from office at the Company’s annual general meeting in 2028 (if still a director at such time) and seek re-appointment at that meeting in accordance with the articles of association of the Company.

Dave Lemus has served as a member of our Board since June 2018. He also currently serves as a non-executive director of Sorrento Therapeutics Inc. (OTC: SRNEQ) and BioHealth Innovation, Inc. He also presently serves as the Chief Operating Officer, Chief Financial Officer and a board member of miRecule Inc. Positions prior to this include serving as Chief Executive Officer of Ironshore Pharmaceuticals Inc, Chief Executive Officer of Sigma Tau Pharmaceuticals, Inc., and Chief Financial Officer of MorphoSys AG, where he launched Germany’s first biotech IPO in 1999. Prior to these positions he served as the Treasurer of Lindt & Spruengli AG, and in various management positions within F. Hoffman-LaRoche AG. Mr. Lemus received an M.S. from the Massachusetts Institute of Technology and a B.S. in accounting from the University of Maryland College Park. He is also presently an active certified public accountant licensed in the State of Maryland. We believe Mr. Lemus’s executive-level experience in the global pharmaceutical and biotech industry and his expertise in finance qualify him to serve on our board of directors.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to re-appoint Mr. Lemus to our board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE RE-APPOINTMENT OF DAVE LEMUS

TO OUR BOARD OF DIRECTORS.

RESOLUTION 2

RE-APPOINTMENT OF TIM MCINERNEY

TO THE BOARD OF DIRECTORS

Tim McInerney is currently a member of our board of directors, and has been nominated for re-appointment as a director. If re-appointed, Mr. McInerney will be required to retire from office at the Company’s annual general meeting in 2028 (if still a director at such time) and seek re-appointment at that meeting in accordance with the articles of association of the Company.

Tim McInerney, age 64, currently serves as a Managing Director at Castle Hill Capital Partners, Inc. since May 2017. Before that, Mr. McInerney served as a Managing Director at Riverbank Capital, Inc. from June 2007 to April 2017. From 1992 to March 2007, Mr. McInerney was a Managing Director of Paramount BioCapital, Inc., where he oversaw the overall distribution of Paramount’s private equity product. Prior to 1992, Mr. McInerney was a research analyst focusing on the biotechnology industry at Ladenburg, Thalman & Co. Prior to that, Mr. McInerney held equity sales positions at Bear Stearns & Co. and Shearson Lehman Brothers, Inc. Mr. McInerney also worked in sales and marketing for Bristol-Myers Squibb. Mr. McInerney has served on numerous public and private boards, including on the boards of Emisphere Technologies (later acquired by Novo Nordisk) from June 2012 to December 2020 and Edgemont Pharmaceuticals (acquired by Alvogen, Inc) from May 2010 to May 2016. Mr. McInerney also previously served on the boards of Insite Vision (later acquired by Sun Pharmaceuticals) from 2008-2015, and Ziopharm Oncology from 2005 to June 2015. In addition, Mr. McInerney is a co-founding investor and board member of Corino Therapeutics. Mr. McInerney received his B.S. in pharmacy from St. John’s University at New York. He also completed a post-graduate residency at the New York University Medical Center in drug information systems. We believe Mr. McInerney’s knowledge of the pharmaceutical industry and capital markets, and affiliations with the financial community qualify him to serve on our board of directors.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to re-appoint Mr. McInerney to our board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE RE-APPOINTMENT OF TIM MCINERNEY

TO OUR BOARD OF DIRECTORS.

RESOLUTION 3

RE-APPOINTMENT OF IAIN ROSS

TO THE BOARD OF DIRECTORS

Iain Ross is currently a member of our board of directors, and has been nominated for re-appointment as a director. If re-appointed, Mr. Ross will be required to retire from office at the Company’s annual general meeting in 2028 (if still a director at such time) and seek re-appointment at that meeting in accordance with the articles of association of the Company.

Iain Ross has served as our Non-Executive Chairman since September 2020 after serving as Executive Chairman from December 2019 to September 2020. He previously served as our Non-Executive Chairman from April 2019 to December 2019 and as our Chairman from 2004 to 2010.

Mr. Ross has over 40 years’ experience in the international life sciences and technology sectors and has held significant roles in multi-national companies including Sandoz, Hoffman La Roche, Reed Business Publishing and Celltech Group plc. He has completed multiple financing transactions and has over 30 years’ experience in cross-border management as a chairman and CEO. He has led and participated in eight Initial Public Offerings (IPOs) and has direct experience of M&A transactions in Europe, the USA and the Pacific Rim. Currently Mr. Ross serves as Executive Chairman of Oxford Biodynamics plc (LSE), Non-Executive Chairman of ReNeuron Group and internationally holds other non-executive director roles. He is a qualified Chartered Director and Fellow of Royal Holloway, London University. We believe Mr. Ross’ experience in the biopharma and life sciences industries and his extensive management experience qualify him to serve on our board of directors.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to re-appoint Mr. Ross to our board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE RE-APPOINTMENT OF IAIN ROSS

TO OUR BOARD OF DIRECTORS.

RESOLUTION 4

RE-APPOINTMENT OF CRAIG TOOMAN

TO THE BOARD OF DIRECTORS

Craig Tooman is currently a member of our board of directors, and has been nominated for re-appointment as a director. If re-appointed, Mr. Tooman will be required to retire from office at the Company’s annual general meeting in 2028 (if still a director at such time) and seek re-appointment at that meeting in accordance with the articles of association of the Company.

Craig Tooman was appointed President, Chief Executive Officer and Executive Director of Silence in February 2022. In this role, he has overseen the clinical progression of the lead program SLN360 to treat LP(a) and initiated the study of SLN124 for polycythemia vera. Before that, he served as Chief Financial Officer of Silence since January 2021. Mr. Tooman has experience in the biopharmaceutical industry spanning more than 30 years, including 15 years of experience as a public company CEO and CFO. Prior to joining us, from September 2019 to January 2021, he served as CFO and COO at Vyome Therapeutics, Inc. and prior to his tenure at Vyome, from November 2013 to July 2019, Mr. Tooman served as CEO and Board Director of Aratana Therapeutics, Inc., where his team successfully built an award-winning company for innovation, and ultimately negotiated a merger with Elanco. Before Aratana, from 2005 to 2010, Mr. Tooman served as the CFO of Enzon Pharmaceuticals, Inc. until its acquisition by Sigma Tau. Prior to that, he served as CRO of ILEX Oncology, where he led the $1.1 billion M&A initiative and integration of the company with Genzyme Corporation. He has also held key positions at Pharmacia and Upjohn. Mr. Tooman has served on seven pharmaceutical boards, and chaired the audit committees at four of those. He currently serves on the Supervisory Board, and chairs the Remuneration Committee of CureVac. He received a BA degree in Economics from Kalamazoo College and studied at Waseda University in Tokyo as part of that program. He earned his MBA in finance from the University of Chicago. We believe Mr. Tooman’s valuable expertise and perspective in his capacity as our President and Chief Executive Officer and his extensive experience and knowledge of our industry qualify him to serve on our board of directors.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to re-appoint Mr. Tooman to our board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE RE-APPOINTMENT OF CRAIG TOOMAN

TO OUR BOARD OF DIRECTORS.

RESOLUTION 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our shareholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. You are encouraged to review the section titled “Executive Compensation” and, in particular, the section titled “Executive Compensation—Compensation Discussion and Analysis” in this proxy statement, which provide a comprehensive review of our executive compensation program and its elements, objectives and rationale.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. We believe that our compensation policies and decisions are consistent with current market practices. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.

Accordingly, our board of directors is asking the shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the shareholders of Silence Therapeutics plc (the “Company”) hereby approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2025 Annual General Meeting of Shareholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative.”

Because the vote is advisory, it is not binding on Silence or our board of directors. Nevertheless, the views expressed by our shareholders, whether through this vote or otherwise, are important to management and our board of directors and, accordingly, the board of directors and the remuneration committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Vote Required

Advisory (non-binding) approval of our executive compensation requires the approval of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE APPROVAL OF THE EXECUTIVE COMPENSATION PAID

TO OUR NAMED EXECUTIVE OFFICERS.

RESOLUTION 6

ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF

ADVISORY SHAREHOLDER APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act also enable our shareholders, at least once every six years, to indicate their preference regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers as disclosed in our proxy statement. Accordingly, we are asking shareholders to indicate whether they would prefer an advisory vote every year, every other year or every three years. Alternatively, shareholders may abstain from casting a vote.

After considering the benefits and consequences of each alternative, our board of directors recommends that the advisory vote on the compensation of our named executive officers be submitted to shareholders each year.

The board of directors believes that an annual advisory vote on the compensation of our named executive officers is the most appropriate policy for us at this time. While our executive compensation program is designed to promote the creation of shareholder value over the long term, the board of directors recognizes that executive compensation disclosures are made annually, and holding an annual advisory vote on the compensation of our named executive officers provides us with more direct and immediate feedback on our executive compensation program, policies and disclosures. However, shareholders should note that because a proposed annual advisory vote would occur well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our compensation plans and arrangements for our executive officers in consideration of any single year’s advisory vote by the time of the following year’s annual general meeting of shareholders. We believe, however, that an annual advisory vote on the compensation of our named executive officers is consistent with our practice of seeking input and engaging in dialogue with our shareholders on corporate governance matters.

Vote Required

While our board of directors believes that its recommendation is appropriate at this time, the shareholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of our executive officer compensation practices should be held every year, every other year or every three years. You may cast your vote on your preferred voting frequency by choosing the option of “one year,” “two years,” “three years,” or abstain from voting when you vote. The option that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders.

Our board of directors and the remuneration committee value the opinions of the shareholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the board of directors will consider the shareholders’ concerns and evaluate any appropriate next steps. The board of directors may decide, however, because this vote is advisory and, therefore, not binding on the board or Silence, that it is in the best interests of the shareholders that we hold an advisory vote on executive compensation more or less frequently than the option preferred by the shareholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of Silence or the board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

A “ONE YEAR” FREQUENCY FOR FUTURE ADVISORY SHAREHOLDER VOTES

ON EXECUTIVE COMPENSATION.

RESOLUTION 7

RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR U.S. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025

RESOLUTION 8

RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR U.K. STATUTORY AUDITORS, TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS

RESOLUTION 9

AUTHORIZATION FOR THE AUDIT & RISK COMMITTEE TO DETERMINE THE U.K. STATUTORY AUDITORS’ REMUNERATION FOR THE YEAR ENDING DECEMBER 31, 2025

The audit & risk committee of our board of directors is responsible for the selection, appointment and negotiation of the remuneration of our U.S. independent registered public accounting firm and our U.K. statutory auditors. The audit & risk committee has approved the appointment of PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England (“PwC”) as our U.S. independent registered public accounting firm for our fiscal year ending December 31, 2025 and the re-appointment of PwC as our U.K. statutory auditors until the conclusion of our 2026 annual general meeting of shareholders. In resolutions 7 and 8, we are asking our shareholders to ratify the selection of PwC as our U.S. independent registered public accounting firm and to re-appoint PwC as our U.K. statutory auditors.

Our organizational documents do not require that the shareholders ratify the selection of PwC as our U.S. independent registered public accounting firm. However, the audit & risk committee is submitting the selection of PwC to the shareholders for ratification as a matter of good corporate practice. Even if the selection of PwC is ratified, the audit & risk committee in its discretion may direct the appointment of a different U.S. independent registered public accounting firm at any time during the year if the audit & risk committee determines to make such a change. In the event our shareholders fail to ratify the selection of PwC, the audit & risk committee will consider whether to select other auditors for the Company for the year ending December 31, 2025.

In accordance with the Companies Act, our U.K. statutory auditors must be re-appointed at each meeting at which our U.K. annual report and accounts are presented to our shareholders. If this resolution is not approved by our shareholders at the AGM, the audit & risk committee may appoint auditors to fill the vacancy.

PwC has served as our independent registered public accounting firm since 2014. We expect representatives of PwC to be in attendance at the AGM, to make a statement if they so desire, and to be available to respond to appropriate questions.

In accordance with the Companies Act, the remuneration of our U.K. statutory auditors must be fixed in a general meeting of shareholders or in such manner as may be determined in a general meeting of shareholders. In resolution 9, we are asking our shareholders to authorize the audit & risk committee to determine the remuneration of PwC as our U.K. statutory auditors for the year ending December 31, 2025.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to us by PwC for the fiscal year ended December 31, 2024:

(in thousands)
Audit Fees(1)	$1,206
Total Fees	$1,407

(1)

Audit fees consisted of fees for the audit of our annual financial statements and other professional services provided in connection with the statutory and regulatory filings or engagements, including fees for the review of our interim financial information, comfort letters and consents.

All fees described above were pre-approved by the audit & risk committee.

Pre-Approval Policies and Procedures.

We have adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, PwC. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the audit & risk committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the audit & risk committee’s members, but the decision must be reported to the full audit & risk committee at its next scheduled meeting.

The Audit & Risk Committee has determined that the rendering of services other than audit services by PwC is compatible with maintaining the principal accountant’s independence.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to ratify the appointment of PricewaterhouseCoopers LLP as our U.S. independent registered public accounting firm, to re-appoint PricewaterhouseCoopers LLP as our U.K. statutory auditors and to authorize our Audit & Risk Committee to determine our U.K. statutory auditors’ remuneration for the year ending December 31, 2025.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

•	RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR U.S. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025

•	RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR U.K. STATUTORY AUDITORS, TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS

•	AUTHORIZATION OF OUR AUDIT & RISK COMMITTEE TO DETERMINE OUR U.K. STATUTORY AUDITORS’ REMUNERATION FOR THE YEAR ENDING DECEMBER 31, 2025

RESOLUTION 10

RESOLUTION TO RECEIVE AND ADOPT OUR 2024 U.K. ANNUAL REPORT

In accordance with the Companies Act, our board of directors is required to present our 2024 U.K. Annual Report, which includes the audited portion of the directors’ annual report on remuneration, to the shareholders at the AGM. We will provide our shareholders with an opportunity to raise questions in relation to the 2024 U.K. Annual Report at the AGM. In accordance with best practice, we are proposing an ordinary resolution to receive and adopt the 2024 U.K. Annual Report.

The 2024 U.K. Annual Report may be found on our website at silence-therapeutics.com/investors.

Vote Required

The affirmative vote of holders representing a simple of a majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to receive and adopt the 2024 U.K. Annual Report.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE RESOLUTION TO RECEIVE AND ADOPT OUR 2024 U.K. ANNUAL REPORT.

RESOLUTION 11

APPROVAL OF OUR U.K. STATUTORY DIRECTORS’ ANNUAL REPORT ON REMUNERATION

The Companies Act requires that our directors’ remuneration report, as set forth as Annex A to this proxy statement and on pages 32 to 56 of the 2024 U.K. Annual Report, be subject to an annual advisory vote. Accordingly, we are asking shareholders to approve, on an advisory basis, the directors’ remuneration report.

Our board of directors considers that appropriate remuneration of directors plays a vital part in helping to achieve our overall objectives. We encourage shareholders to read the directors’ remuneration report. The board of directors and the remuneration committee believe that the policies and procedures as articulated in the directors’ remuneration report are effective and that as a result of these policies and procedures we have and will continue to have high-quality directors. Our U.K. statutory auditors for the year ended December 31, 2024, PwC, have audited those parts of the directors’ remuneration report that are required to be audited. Our board of directors has approved and signed the report in accordance with English law.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to pass this resolution.

This vote is advisory and non-binding and the directors’ entitlement to receive remuneration is not conditional on it. Payments made or promised to directors will not have to be repaid, reduced or withheld in the event that the resolution is not passed. Although non-binding, our board of directors and remuneration committee will review and consider the voting results when making future decisions regarding our directors’ remuneration. Following the AGM, and as required under English law, the directors’ annual report on remuneration will be delivered to the U.K. Registrar of Companies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE APPROVAL OF OUR U.K. STATUTORY DIRECTORS’ ANNUAL REPORT

ON REMUNERATION SET FORTH IN ANNEX A.

RESOLUTION 12

APPLICATION OF ARTICLE 159 OF THE ARTICLES OF ASSOCIATION

Following the cancellation of admission of our ordinary shares to trading on the AIM market of the London Stock Exchange in November 2021 and under transitional provisions that apply until February 2027, the Takeover Code will only apply to us if we are considered by the Panel on Takeovers and Mergers, or the Takeover Panel, to have our place of central management and control in the United Kingdom (or the Channel Islands or the Isle of Man). This is known as the “residency test”. The way in which the test for central management and control is applied for the purposes of the Takeover Code may be different from the way it is applied by the United Kingdom tax authorities. Under the Takeover Code, the Takeover Panel looks to where the majority of the directors of the company are resident, amongst other factors, for the purposes of determining where the company has its place of central management and control.

The Takeover Panel has confirmed that based on the composition of our board of directors following Alistair Gray’s retirement from the board, effective April 30, 2024, we are no longer subject to the Takeover Code. As a result, our shareholders are not currently entitled to the benefit of certain takeover offer protections provided under the Takeover Code. We believe that this position is unlikely to change at any time in the near future, but, in accordance with good practice, we will review the situation on a regular basis and consult with the Takeover Panel if there is any change in our circumstances which may have a bearing on whether the Takeover Panel would determine our place of central management and control to be in the United Kingdom.

We have incorporated certain takeover protections in our articles of association, which apply in circumstances where the Takeover Code does not apply to the company.

Resolution 12 is proposed as an ordinary resolution seeking approval for the continued application of these takeover protections (contained in Article 159) from the conclusion of this AGM until the conclusion of the next annual general meeting of the Company. The application of Article 159 is unaffected by the proposed amendments to the company’s articles of association pursuant to Resolution 13 and the passing of this Resolution 12 is not conditional upon the adoption of new articles of association pursuant to Resolution 13.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to pass this resolution.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE RESOLUTION TO APPLY ARTICLE 159 OF THE ARTICLES OF ASSOCIATION.

RESOLUTION 13

ADOPTION OF NEW ARTICLES OF ASSOCIATION

Our shareholders are asked to approve the adoption of new articles of association in order to amend the definition of quorum for general meetings and meetings of holders of classes of shares to conform with Nasdaq Listing Rules. Consistent with English law, our current articles of association provide that (i) two shareholders present in person or by proxy and entitled to attend and vote on the business to be transacted shall constitute a quorum at general meetings and (ii) in the event of an adjourned general meeting or class meeting, if a quorum is not present within fifteen minutes from the appointed time, the shareholder or shareholders present in person or by proxy and entitled to vote shall have power to decide upon all matters which could properly have been disposed of at the meeting from which the adjournment took place. Nasdaq Listing Rule 5620(c), however, defines a quorum as no less than 33 1/3 percent of the outstanding shares of a company’s common voting stock. Until January 1, 2025, we were a foreign private issuer within the meaning of the Exchange Act, and we were permitted, pursuant to Nasdaq Listing Rules, to follow our home country practice with respect to quorum requirements in lieu of Nasdaq Listing Rule 5620(c). However, since we are no longer a foreign private issuer, we are, therefore, no longer eligible to take advantage of this exemption. We are hereby requesting shareholder approval that the definition of quorum in our current articles of association be amended so that it conforms with the requirements of Nasdaq Listing Rule 5620(c).

Therefore, it is proposed that articles 18.1, 66.1 and 66.2 of our current articles of association be amended so that the quorum requirements for general meetings and meetings of holders of classes of shares conform with Nasdaq Listing Rule 5620(c) which defines a quorum as no less than 33 1/3 percent of the outstanding shares of a company’s common voting stock. Accordingly, our Board is submitting for a shareholder vote at the AGM this resolution to adopt new articles of association in order to replace articles 18.1, 66.1 and 66.2 of the current articles of association with the following new articles (the “Proposed Quorum Amendment”):

18.1 the necessary quorum at any such meeting shall be two persons present holding or representing by proxy at least one-third (33 1/3 percent) in number of the issued shares of the class in question (excluding any shares of that class held as treasury shares); and

66.	Quorum and procedure if quorum not present

66.1  No business shall be transacted at any general meeting unless a quorum is present at the time when the meeting proceeds to business. The appointment of a chairman of the meeting in accordance with the provisions of these Articles shall not be treated as part of the business of the meeting. A quorum shall be present if both:

(a)

two qualifying persons are present at a meeting unless each is a qualifying person only because (i) he is authorised to act as the representative of a corporation in relation to the meeting, and they are representatives of the same corporation or (ii) he is appointed as proxy of a member in relation to the meeting, and they are proxies of the same member; and

(b)

those qualifying persons present together hold (or are the representative or proxy of members in relation to the meeting holding) at least one-third (33 1/3 percent) of the number of the issued shares (excluding any shares held as treasury shares) entitled to vote on the business to be transacted.

For the purposes of this Article 66.1, (A) a “qualifying person” is an individual who is a member, a person authorised to act as the representative of a member (being a corporation) in relation to the meeting or a person appointed as proxy of a member in relation to the meeting and (B) where a qualifying person is present as proxy of a member in relation to the meeting, only the shares in respect of which the proxy is authorised to exercise voting rights will be treated as held for the purposes of determining whether a quorum is present.

66.2  If within 15 minutes (or such longer time as the chairman of the meeting may decide) from the time appointed for the meeting a quorum is not present, the meeting, if convened by or upon the requisition of

Members, shall be dissolved. In any other case it shall stand adjourned to such day, time and place, with such additional means of attendance and participation (including at such place(s) and/or by such electronic facility or facilities), as the chairman of the meeting shall specify. If at such adjourned meeting a quorum is not present within 15 minutes from the time appointed therefor, the meeting shall be dissolved.

This description of the Proposed Quorum Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the articles of association as they are proposed to be adopted included as Annex B to this proxy statement, in which we have shown the proposed amendments colored in red and blue, with deletions indicated by strikeouts and additions indicated by underlining.

This resolution will be required to be passed as a special resolution. If our shareholders approve this resolution, the new articles of association would become effective from the conclusion of the AGM.

Vote Required

The affirmative vote of holders representing not less than 75% of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to approve the adoption of new articles of association.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE ADOPTION OF NEW ARTICLES OF ASSOCIATION TO AMEND

ARTICLES 18.1, 66.1 AND 66.2 OF OUR CURRENT ARTICLES OF ASSOCIATION.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

Our nominees for re-election as directors at the AGM are currently serving as members of our board of directors. Information about each such nominee is set forth in resolutions 1, 2, 3 and 4 and is incorporated into this section by reference. Set forth below is a list of our directors and their ages as of the date of this proxy statement.

Name	Age	Position
Craig Tooman	59	President, Chief Executive Officer and Executive Director
Iain Ross	71	Non-Executive Chairman
James Ede-Golightly(1)	45	Non-Executive Director
Dave Lemus	62	Non-Executive Director
Michael Davidson, M.D.	68	Non-Executive Director
Tim McInerney	64	Non-Executive Director

(1)	Mr. Ede-Golightly will not be standing for re-appointment at the AGM and will retire from the board at the expiration of his current term as a director, as of the date of the AGM.

Biographical information for Michael Davidson, M.D., who was re-appointed as a director at the annual general meeting held in 2024, including his principal occupation, business experience and education, and an explanation of the qualifications, skills and experiences that we believe are relevant to his service on our Board, are set forth below. The biographies of Mr. Lemus, Mr. McInerney, Mr. Ross, and Mr. Tooman are set forth above in resolutions 1, 2, 3 and 4 respectively.

Michael H. Davidson, M.D. FACC, FNLA, has served as a member of our board of directors since January 2021. Dr. Davidson is Professor of Medicine and Director of the Lipid Clinic at the University of Chicago. He also serves as the Chief Executive Officer of NewAmsterdam Pharma Company N.V. (Nasdaq: NAMS) which was listed on Nasdaq in November 2022. Dr. Davidson is a leading expert in the field of Lipidology. He has conducted over 1,000 clinical trials, published more than 350 medical journal articles and written three books on Lipidology. His research background encompasses both pharmaceutical and nutritional clinical trials including extensive research on statins, novel lipid-lowering drugs, and omega-3 fatty acids. Dr. Davidson is a serial biotech entrepreneur, founding three companies, the Chicago Center for Clinical Research, which became the largest investigator site in the United States. We believe Dr. Davidson’s extensive experience in the field of lipidology and his prior management experience qualify him to serve on our board of directors.

Corporate Governance

Board Independence

Our ADSs are listed on the Nasdaq Global Market. As required under the Nasdaq listing standards, a majority of the members of our board of directors must qualify as “independent,” as affirmatively determined by our board of directors. Our board of directors consults with our external counsel to ensure that the board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, our board of directors has affirmatively determined that the following four directors are independent directors within the meaning of the applicable Nasdaq listing standards: Mr. Ross, Mr. Ede-Golightly, Mr. Lemus, Mr. McInerney and Dr. Davidson. In making this determination, our board of directors found that none of these directors or nominees for director had a material or other disqualifying relationship with Silence. Mr. Tooman was determined as not being independent by virtue of his executive leadership role with Silence.

Accordingly, a majority of our directors are independent as required under applicable Nasdaq rules. In making this determination, our board of directors considered the applicable Nasdaq rules and the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including their beneficial ownership of our share capital.

Board Leadership Structure

Our board of directors has an independent chair, Iain Ross, who has authority, among other things, to call and preside over meetings of our board of directors, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to our board of directors. Accordingly, Mr. Ross has substantial ability to shape the work of our board of directors. We believe that the separation of the position of chair of our board of directors and the position of Chief Executive Officer reinforces the independence of our board of directors in its oversight of the business and affairs of our company. In addition, we believe that having an independent chair of our board of directors creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our board of directors to monitor whether management’s actions are in the best interests of Silence and its shareholders. As a result, we believe that having an independent chair of our board of directors can enhance the effectiveness of our board of directors as a whole.

Role of the Board in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure and our audit & risk committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit & risk committee also reviews and receives regular briefings concerning information security and technology risks, and monitors ongoing compliance with legal and regulatory requirements. Our nominations committee reviews our key enterprise risks and risk-management strategies, as well as monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct, and monitors compliance with legal, regulatory and ethical requirements. Our remuneration committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Meetings of The Board of Directors

Our board of directors met 11 times during 2024. Each member of our board of directors attended 75% or more of the aggregate number of meetings of the board and of the committees on which they served, held during the portion of the last fiscal year for which they were a director or committee member.

As required under applicable Nasdaq listing standards, in 2024, our independent directors met 11 times in regularly scheduled executive sessions at which only independent directors were present.

Information Regarding Committees of the Board of Directors

Our board of directors has four standing committees: an audit and risk committee, a remuneration committee, a nominations committee and a science and technology committee. The board has adopted a written charter for each of the committees below that is available to shareholders on our website at https://silence-therapeutics.com/investors/governance/governance-documents.

The following table provides membership for 2024 for each of the committees of our board of directors:

Name	Audit & Risk	Remuneration	Nominations	Science & Technology
Craig Tooman
Iain Ross			X*
Michael Davidson	X	X		X*
James Ede-Golightly(1)	X	X	X
Dave Lemus	X*	X	X
Tim McInerney(2)	X	X*
Alistair Gray(3)	X		X

*	Committee Chairperson
(1)

Mr. Ede-Golightly will not be standing for re-appointment at the AGM and will retire from the board and each of the committees at the expiration of his current term as a director, as of the date of the AGM. Mr. Ede-Golightly also stepped down as chair of the Remuneration Committee as of May 5, 2025. He will remain as a member of the Remuneration Committee until the conclusion of the AGM.

(2)	Mr. McInerney was appointed to the Board on May 5, 2025. Mr. McInerney was also appointed as chair of the Remuneration Committee and a member of the Audit & Risk Committee.
(3)	Mr. Gray resigned from the Board effective April 30, 2024.

Our board of directors has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to us.

Below is a description of each committee of our board of directors.

Audit & Risk Committee

Our audit & risk committee is composed of Messrs. Ede-Golightly, Lemus and McInerney and Dr. Davidson, and assists the board of directors in overseeing our accounting and financial reporting processes and the audits of our financial statements. Mr. Lemus serves as chairman of the audit & risk committee. The audit & risk committee consists exclusively of members of our board who are financially literate, and Mr. Lemus is considered an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. Our audit & risk committee is composed solely of independent directors under the requirements of the Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act.

The audit & risk committee’s responsibilities include:

•	monitoring the integrity of our financial statements, preliminary announcements and any other formal announcements relating to our financial performance;

•	advising the board of directors on whether the Annual Reports, Quarterly Reports and Accounts are fair, balanced and understandable;

•	reviewing the appropriateness and completeness of our internal controls and reviewing and approving the statements to be included in the Annual Reports, Quarterly Reports and Accounts;

•	considering annually whether we should have an internal audit function;

•

overseeing our relationship with the external auditors and assessing the effectiveness of the external audit process, including in relation to appointment and tendering, remuneration and other terms of engagement, appropriate planning ahead of each annual audit cycle, the independence of external auditors, and approving any non-audit services to be provided by the external auditors;

•

maintaining regular, timely, open and honest communication with the external auditors, ensuring the external auditors report to the committee on all relevant matters to enable the committee to carry out its oversight responsibilities;

•	reviewing management’s recommendations on financial and operational risk; and

•	establishing procedures for compliance, whistleblowing and fraud.

Report of the Audit & Risk Committee of the Board of Directors

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Silence under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The audit & risk committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with our management. The audit & risk committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit & risk committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit & risk committee concerning independence and has discussed with PricewaterhouseCoopers LLP the accounting firm’s independence. Based on the foregoing, the audit & risk committee has recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and filed with the SEC.

Audit & Risk Committee of the Board of Directors of Silence Holdings plc

Dave Lemus (Chairman)

Michael Davidson

James Ede-Golightly

Remuneration Committee

Our remuneration committee is composed of Messrs. Ede-Golightly, Lemus and McInerney and Dr. Davidson and assists the board of directors in determining executive director and officer compensation. Mr. McInerney serves as chair of the remuneration committee. Our board of directors has determined that each of these individuals is “independent” as defined under the applicable listing standards of Nasdaq, including the standards specific to members of a remuneration committee.

The remuneration committee’s responsibilities include:

•	establishing, reviewing, modifying and overseeing our overall compensation strategy and policies;

•	reviewing and making recommendations to the board of directors regarding compensation for non-executive members of the board of directors, including the approval of the director remuneration policy;

•	preparing any report on compensation required under English law or regulation, including the preparation of the directors’ remuneration report, and any applicable disclosure requirements of the SEC;

•	preparing the director remuneration policy for all executive directors including our Chief Executive Officer and chairman;

•

reviewing, approving and recommending to the board of directors corporate goals and objectives, evaluating the performance of the Chief Executive Officer, and recommending to the board of directors the compensation level of the Chief Executive Officer;

•	reviewing, approving and recommending to the board of directors all elements of the compensation and other terms of employment of the executive officers other than the Chief Executive Officer;

•	reviewing the on-going appropriateness and relevance of the remuneration policy;

•	retaining and obtaining compensation consultants, legal counsel and other advisors and assessing the independence thereof,

•	adopting, amending, terminating and administering our equity incentive plan, pension and profit sharing plans, deferred compensation plans and other similar programs

•	approving the design of, and determining targets for, any performance-related pay schemes operated by us and approving the total annual payments made under such schemes;

•	approving, modifying and overseeing our “clawback” or similar policies;

•	conducting periodic risk assessment on our compensation policies and practices; and

•	reviewing and discussing with management our policies and practices related to management of human capital resources and talent retention.

The remuneration committee may form and delegate authority to one or more subcommittees composed of one or more of its members for any purpose that the remuneration committee deems appropriate, and may delegate to such subcommittees such power and authority as the remuneration committee deems appropriate, in all cases to the extent consistent with our articles of association, the Nasdaq listing rules and other applicable law.

See the section of this proxy statement titled “Executive Compensation—Compensation Discussion and Analysis” for a discussion of the role of our executive officers and compensation consultant in determining executive compensation.

Remuneration Committee Interlocks and Insider Participation

No member of our remuneration committee is currently one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or remuneration committee of any entity that has one or more executive officers serving as a member of our board of directors or remuneration committee.

Nominations Committee

Our nominations committee is composed of Messrs. Ross, Ede-Golightly, Lemus, and Dr. Davidson, and assists our board of directors in identifying individuals qualified to become members of our board and executive officers consistent with criteria established by our board in developing our corporate governance principles. Mr. Ross serves as chairman of the nominations committee.

The nominations committee’s responsibilities include:

•

regularly reviewing the structure, size and composition (including the skills, knowledge, independence, experience and diversity) of our board of directors and making recommendations to the board of directors with regard to any adjustments that are deemed necessary;

•	determining the qualities and experience required of our executive and non-executive directors and identifying suitable candidates, assisted where appropriate by recruitment consultants;

•	periodically reviewing plans for succession for both executive and non-executive directors, to ensure its adequacy;

•

assessing the re-appointment of any non-executive director at the conclusion of his or her specified term of office, having given due regard to the director’s performance and ability to continue to contribute to our board of directors in the light of the knowledge, skills and experience required;

•

assessing the re-election by shareholders of any director, having due regard to his or her performance and ability to continue to contribute to our board of directors in the light of the knowledge, skills and experience required and the need for progressive refreshing of the board of directors;

•	considering and, if appropriate, authorizing situational conflicts of interest of directors or potential directors and reviewing such authorizations at least annually;

•	evaluating individual directors’ interests and prospective director independence, experience and the independence and requirements imposed by the SEC and Nasdaq;

•

monitoring progress of any relevant corporate governance or regulatory developments that may impact the committee and recommending any action or changes it considers necessary to the board of directors for approval; and

•	reviewing shareholder proposals and make recommendations to the board of directors.

Science and Technology Committee

Our science and technology committee is composed of Dr. Davidson and assists the board of directors in overseeing our scientific and research strategy. Our board of directors has determined that Dr. Davidson is “independent” as defined under the applicable listing standards of Nasdaq.

The science and technology committee’s responsibilities include:

•	reviewing, evaluating and providing strategic advice to the board of directors on the quality, direction and competitiveness of our research and development programs;

•	reviewing, evaluating and providing strategic advice to the board of directors on our research and development strategy and plans, and the means for and progress in achieving its goals and objectives;

•

at the request of the board of directors, performing a scientific and technical review of internal and external investments, including business development projects, potential acquisitions, and purchase of new technologies;

•	conducting regular reviews of the pipeline; and

•	monitoring, identifying and discussing significant emerging science and technology issues and trends, including their impact on any research and development programs, plans, or policies.

Director Nomination Process

We believe that an effective board of directors should be made up of individuals who collectively provide an appropriate balance of diverse occupational and personal backgrounds and perspectives and who have a range of skills and expertise sufficient to provide guidance and oversight with respect to our strategy and operations. Our board of directors and our nominations committee seek individuals with backgrounds and qualities that, when combined with those of our other directors, enhance the board’s effectiveness and result in a balance of knowledge, experience, and capability. Our nominations committee considers candidates who are recommended by its members, by other members of the board of directors, by shareholders, and by management, as well as those identified by third-party search firms retained to assist in identifying and evaluating possible candidates.

In assessing potential candidates, our board of directors and nominations committee will consider, among other factors, whether the candidate possesses relevant expertise to offer advice and guidance to management, has sufficient time to devote to our business and operations, demonstrates excellence in the candidate’s field; has the ability to exercise sound business judgment and is committed to represent the long-term interests of our shareholders.

Shareholder Recommendations and Nominations

Our nominations committee considers both recommendations and nominations for candidates to the Board from shareholders so long as such recommendations and nominations comply with our articles of association and applicable laws, including the rules and regulations of the SEC. Shareholders may recommend director nominees for consideration by the nominations committee by writing to our Company Secretary at c/o Silence Therapeutics plc, 72 Hammersmith Road, London W14 8TH, United Kingdom, and providing evidence of the shareholder’s ownership of our ordinary shares and/or ADSs, the nominee’s name, home and business address, as well as the nominee’s detailed biographical data and qualifications for board membership, and information regarding any arrangements or understandings between the shareholder and the recommended candidate.

In accordance with our articles of association, no person (other than a director retiring by rotation or otherwise) shall be elected or re-elected as a director at any general meeting unless: (a) he or she is recommended by the board of directors; or (b) at least seven but not more than 42 clear days before the date appointed for the meeting we have received notice from a shareholder (other than the person proposed) entitled to vote at the meeting of their intention to propose a resolution for the election or re-election of that person, stating the particulars which would, if he or she were so elected or re-elected, be required to be included in our register of directors and a notice executed by that person of his or her willingness to be elected, or re-elected, is lodged at our registered office. Shareholders who desire to nominate persons directly for election to the board of directors at an annual general meeting of shareholders must meet the deadlines and other requirements to propose a resolution set forth under “Questions and Answers about these Proxy Materials and Voting—Will there be any other business conducted at the AGM?” and “Additional Information—Shareholder Proposals for 2025 Annual General Meeting.” Any vacancies on the Board occurring between our annual general meetings of shareholders may be filled by the Board.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to all of our directors, officers and employees. The Code of Business Conduct and Ethics is available on our website at https://silence-therapeutics.com/investors/governance/governance-documents/. We expect that any amendments to this code or any waivers of its requirements will be disclosed on our website.

Insider Trading Policy
We have adopted an insider trading policy governing the purchase, sale, and/or other disposition of securities by our directors, officers, employees, and certain consultants. We believe this policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations, as well as the exchange listing standards applicable to us. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form
10-K
for our fiscal year ended December 31, 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our ordinary shares as of March 31, 2025 for:

•	each beneficial owner of 5% or more of our outstanding ordinary shares;

•	each of our directors and executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include ordinary shares issuable upon the exercise of options that are immediately exercisable or exercisable within 60 days of March 31, 2025. Percentage ownership calculations are based on 141,690,850 ordinary shares outstanding (including ordinary shares in the form of ADSs) as of March 31, 2025.

Except as otherwise indicated, all of the shares reflected in the table are ordinary shares and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

Except as otherwise indicated, the addresses of the persons listed in the table is c/o Silence Therapeutics plc, 72 Hammersmith Road, London W14 8TH, United Kingdom.

Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned (#)	Percent of Ordinary Shares Beneficially Owned (%)
5% or Greater Shareholders
Richard Griffiths(1)	29,583,897	20.9
Robert Keith(2)	12,291,528	8.7
Lombard Odier Asset Management (USA) Corp(3)	10,713,627	7.6
TCG Crossover Fund I, L.P.(4)	9,100,680	6.4
Invus Public Equities Advisors, LLC(5)	8,495,310	6.0
Redmile Group, LLC(6)	7,197,951	5.1
Named Executive Officers and Directors
Craig Tooman(7)	3,151,368	2.2
Rhonda Hellums(8)	907,671	*
Steven Romano, M.D.(9)	497,034	*
Iain Ross(10)	1,229,934	*
James Ede-Golightly(11)	116,334	*
Dave Lemus(12)	108,861	*
Michael Davidson, M.D.(13)	114,327	*
Tim McInerney(14)	—	*
All executive officers and directors as a group (8 persons)(15)	6,125,529	4.1

*	Less than one percent.
(1)

The information shown is based solely on a Schedule 13D/A filed with the SEC on March 31, 2025, Form 4 on April 1, 2025 and information known to us. Consists of (i) 1,712,818 ADSs (representing 5,138,454 ordinary shares) held by Richard Griffiths, (ii) 6,407,175 ADSs (representing 19,221,525 ordinary shares)

beneficially owned by Ora Capital Limited, or Ora Capital, (iii) 605,174 ADSs (representing 1,815,522 ordinary shares) beneficially owned by Sarossa Plc, or Sarossa, (iv) 852,632 ADSs (representing 2,557,896 ordinary shares) beneficially owned by Cream Capital Limited, or Cream, (v) 100,000 ADSs (representing 300,000 ordinary shares) beneficially owned by Blake Holdings Limited, or Blake, (vi) 120,000 ADSs (representing 360,000 ordinary shares) beneficially owned by Ora Ventures Limited, or Ora Ventures, and (vii) 63,500 ADSs (representing 190,500 ordinary shares) beneficially owned by Pinkey’s Limited, or Pinkey’s. Mr. Griffiths is a director and the controlling shareholder of each of Ora Capital, Sarossa, Cream, Blake and Ora Ventures, and is a controlling shareholder of Pinkey’s. Mr. Griffiths disclaims beneficial ownership of these securities except to the extent of his proportionate pecuniary interest therein. The address of Richard Griffiths and his affiliates is Floor 1 Liberation Station, Esplanade, St Helier, Jersey, JE2 4JD.
(2)

The information shown is based solely on a Schedule 13G filed with the SEC on February 17, 2021 and information known to us. Consists of 4,097,176 ADSs (representing 12,291,528 ordinary shares). The address of Robert Keith is 20 Charles Street, London W1J 5 DT, U.K.

(3)

The information shown is based solely on a Schedule 13G/A filed with the SEC on February 11, 2025 and information known to us. Consists of 3,571,209 ADSs (representing 10,713,627 ordinary shares) held by 1798 Volantis Fund Ltd, 1798 UK Small Cap Best Ideas Fund Ltd and one or more managed accounts. Lombard Odier Asset Management (USA) Corp serves as the investment advisor to each of the foregoing entities. The address of Lombard Odier Asset Management (USA) Corp and is 452 Fifth Avenue, 25th Floor, New York, NY 10018.

(4)

The information shown is based solely on a Schedule 13G/A filed with the SEC on February 14, 2023, a Form 13F-HR filed with the SEC on February 14, 2025 and information known to us. Consists of 3,033,560 ADSs (representing 9,100,680 ordinary shares) held by TCG Crossover Fund I, L.P., the Fund. TCG Crossover GP I, LLC, or TCG Crossover GP I, is the general partner of the Fund. Chen Yu is the sole managing member of TCG Crossover GP I. TCG Crossover GP I and Chen Yu may be deemed to have voting, investment and dispositive power with respect to these securities. The address of TCG Crossover GP I, LLC, TCG Crossover Fund I, L.P. and Chen Yu is 705 High St., Palo Alto, CA 94301.

(5)

The information shown is based solely on a Schedule 13G/A filed with the SEC on November 12, 2024 and information known to us. Consists of (i) 2,479,619 ADSs (representing 7,438,857 ordinary shares) held by Invus Public Equities L.P., or Invus Public Equities, and (ii) 352,151 ADSs (representing 1,056,453 ordinary shares) held by Avicenna Life Sci Master Fund LP, or Avicenna Fund. Invus Public Equities Advisors, LLC, or Invus PE Advisors, as the general partner of Invus Public Equities, controls Invus Public Equities and, accordingly, may be deemed to beneficially own the shares directly held by Invus Public Equities. Invus Global Management, LLC, or Global Management, as the managing member of Invus PE Advisors, controls Invus PE Advisors and, accordingly, may be deemed to beneficially own the shares that Invus PE Advisors may be deemed to beneficially own. Siren, L.L.C., or Siren, as the managing member of Global Management, controls Global Management and, accordingly, may be deemed to beneficially own the shares that Global Management may be deemed to beneficially own. Avicenna Life Sci Master GP LLC, or Avicenna GP, as the general partner of Avicenna Fund, controls Avicenna Fund and, accordingly, may be deemed to beneficially own the Shares beneficially held by Avicenna Fund. Ulys, as the managing member of Avicenna GP, controls Avicenna GP and, accordingly, may be deemed to beneficially own the shares that Avicenna GP may be deemed to beneficially own. Mr. Raymond Debbane, as the managing member of Siren and Ulys L.L.C., or Ulys, controls Siren and Ulys and, accordingly, may be deemed to beneficially own the shares that Siren and Ulys may be deemed to beneficially own. The address of Invus Public Equities and its affiliates is 750 Lexington Avenue, 30th Floor, New York, NY 10022.

(6)

The information shown is based solely on a Schedule 13G filed with the SEC on February 14, 2025 and information known to us. Consists of 2,399,317 ADSs (representing 7,197,951 ordinary shares) held by certain private investment vehicles managed by Redmile Group, LLC. These securities may also be deemed beneficially owned by Redmile Group, LLC and Jeremy C. Green as the principal of Redmile Group, LLC. Redmile Group, LLC and Mr. Green each disclaim beneficial ownership of these securities, except to the extent of its or his pecuniary interest in such shares, if any. The address of Redmile Group, LLC and its affiliates is One Letterman Drive Building G, Suite D3-300, The Presidio of San Francisco, San Francisco,

California 94129. The address of Jeremy C. Green is c/o Redmile Group, LLC (NY Office) 45 W. 27th Street, Floor 11, New York, NY 10001.
(7)	Consists of 33,486 ordinary shares held and 3,117,882 ordinary shares issuable upon the exercise of share options that will be vested and exercisable within 60 days of March 31, 2025.
(8)	Consists of 1,500 ordinary shares held and 906,171 ordinary shares issuable upon the exercise of share options that will be vested and exercisable within 60 days of March 31, 2025.
(9)	Consists of 12,993 ordinary shares held and 484,041 ordinary shares issuable upon the exercise of share options that will be vested and exercisable within 60 days of March 31, 2025.
(10)	Consists of 39,942 ordinary shares held and 1,189,992 ordinary shares issuable upon the exercise of share options that will be vested and exercisable within 60 days of March 31, 2025.
(11)

Consists of 15,000 ordinary shares held and 101,334 ordinary shares issuable upon the exercise of share options that will be vested and exercisable within 60 days of March 31, 2025. Mr. Ede-Golightly will not be standing for re-appointment at the AGM and will retire from the board at the expiration of his current term as a director, as of the date of the AGM.

(12)	Consists of 7,527 ordinary shares held and 101,334 ordinary shares issuable upon the exercise of share options that will be vested and exercisable within 60 days of March 31, 2025.
(13)	Consists of 12,993 ordinary shares held and 101,334 ordinary shares issuable upon the exercise of share options that will be vested and exercisable within 60 days of March 31, 2025.
(14)	Mr. McInerney was appointed to the Board on May 5, 2025.
(15)

Consists of (a) 123,441 ordinary shares and (b) 6,002,088 ordinary shares underlying options that are or will be exercisable within 60 days of March 31, 2025 held by our named executive officers and directors.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Other than the executive officer and director compensation arrangements discussed in the sections titled “Executive Compensation” and “Non-Executive Director Remuneration,” below is a description of transactions since January 1, 2023, with respect to which we were a party, will be a party, or otherwise benefited, in which:

•	the amounts involved exceeded or will exceed $120,000 (or, if less, 1% of the average of our total assets at December 31, 2023 and 2022, as applicable); and

•	a director, executive officer, holder of more than 5% of our ordinary shares or any member of their immediate family had or will have a direct or indirect material interest.

2024 Private Placement

On February 2, 2024, we entered into a Securities Purchase Agreement (the “Purchase Agreement”), with the purchasers named therein (the “Investors”), pursuant to which we agreed to sell and issue an aggregate of 5,714,286 ADSs, each ADS representing three ordinary shares of the Company, nominal value £0.05 per share, at a purchase price of $21.00 per ADS in a private placement (the “Private Placement”). On February 7, 2024, we closed the Private Placement and issued an aggregate of 5,714,286 ADSs.

On February 2, 2024, in connection with the Purchase Agreement, we entered into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, we filed a registration statement on Form F-3 (File No. 333-279185), which was declared effective by the SEC on May 14, 2024, covering the resale of the Registrable Securities (as such term is defined in the Purchase Agreement). We have agreed to use our commercially reasonable efforts to keep such registration statement effective until the date the Registrable Securities covered by such registration statement have been sold or may be resold pursuant to Rule 144 without restriction.

TCG Crossover Fund I, L.P. became a beneficial owner of more than 5% of our capital stock through the Private Placement. For more information regarding the Investors’ beneficial ownership, see “Security Ownership of Certain Beneficial Owners and Management” above.

Agreements with Our Executive Officers and Directors

We have entered into employment agreements with our executive officers. These agreements contain customary provisions and representations, including confidentiality, non-employment, non-solicitation, non-inducement, and inventions assignment undertakings by our executive officers. For more information regarding these agreements, see “Executive Compensation.”

In addition, we have also entered into letters of appointment with each of our non-executive directors, which contain provisions and representations related to confidentiality and other customary matters. For more information on these agreements, see “Non-Executive Director Remuneration—Overview—Non-Executive Director Appointment Letters.”

Equity Awards Granted to Executive Officers and Directors

We have granted options to our executive officers and directors. For more information regarding the equity awards granted to our named executive officers and directors, see “Executive Compensation” and “Director Remuneration.”

Insurance and Indemnification

To the extent permitted by the Companies Act, we are permitted to indemnify our directors and executive officers against any liability they incur by reason of their directorship. We maintain directors’ and officers’

insurance to insure such persons against certain liabilities and have entered into deeds of indemnity with each of our directors and executive officers. These agreements and our articles of association require us to indemnify our directors and executive officers to the fullest extent permitted by applicable law.

Related Person Transaction Policy

We have adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we, were or will be a participant, and in which any related person had, has or will have a direct or indirect interest, and the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit & Risk Committee for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third- party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our Code of Business Conduct and Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

NON-EXECUTIVE DIRECTOR REMUNERATION

Overview

Our non-executive director remuneration policy aims to attract and retain highly qualified directors who possess a deep understanding of the Company’s business objectives and strategic vision.

Non-Executive Director Remuneration Table

The following table sets forth information regarding the compensation earned for service on the board of directors by our non-executive directors during the year ended December 31, 2024. Mr. Tooman does not receive additional compensation for his service as a director; his compensation as an executive officer is set forth in the section of this proxy statement titled “Executive Compensation.”

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)[4,5]	All Other Compensation ($)[6]	Total ($)
Iain Ross	117,000	365,134	—	482,134
James Ede-Golightly(1)	56,000	157,065	—	213,065
Dave Lemus	59,000	157,065	—	216,065
Michael Davidson, M.D.	51,000	157,065	—	208,065
Tim McInerney(2)	—	—	—	—
Alistair Gray(3)	23,333	157,065	47,174	227,519

(1)	Mr. Ede-Golightly will not be standing for re-appointment at the AGM and will retire from the board at the expiration of his current term as a director, as of the date of the AGM.
(2)	Mr. McInerney was appointed to the Board on May 5, 2025.
(3)	Mr. Gray resigned from the Board effective April 30, 2024 and will serve as an advisor to us through June 2025. His role is further described below under “Mr. Gray Advisor Agreement.”
(4)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted on April 1, 2024 computed in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in note 19 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC on February 27, 2025. These amounts do not reflect the actual economic value that will be realized by our non-executive directors upon the vesting of the options, the exercise of the options or the sale of the ordinary shares underlying such options.

(5)

The following table provides information regarding the number of ordinary shares underlying option awards granted to our non-executive directors that were outstanding as of December 31, 2024. For Mr. Ross, 499,998 of the options were granted to him in connection with his service as our Interim Chief Executive Officer.

Name	Options Outstanding (#)
Iain Ross	1,269,993
James Ede-Golightly(1)	144,000
Dave Lemus	144,000
Michael Davidson, M.D.	144,000
Tim McInerney(2)	—
Alistair Gray(3)	144,000

(6)

This column reflects payments to Mr. Gray in the amount of $47,174 for his services during 2024 as an advisor to the Company following his departure from the Board. Mr. Gray’s advisory fees totaled £36,896, which were converted to USD at the rate of £1.00 to $1.28.

Non-Executive Director Appointment Letters

We have entered into letters of appointment with each of our non-executive directors. The appointment of our non-executive chair can be terminated by either us or the director upon six months’ written notice; the other non-executive directors can be terminated by either us or the director upon three months’ written notice or by us, in our absolute discretion, at any time with immediate effect upon payment of pro-rated fees in lieu of notice.

Under the non-executive director appointment letters, we may also terminate each appointment with immediate effect if the non-executive director: (1) commits a material breach of his obligations under the letter of appointment; (2) commits a serious or repeated breach or non-observance of his obligations to us; (3) has been found guilty of any fraud or dishonesty or acts in any manner which, in our opinion, brings or is likely to bring us into disrepute or is materially adverse to our interests; (4) is incompetent or guilty of gross misconduct and/or any serious or persistent negligence or misconduct in respect of his obligations under the letter of appointment; (5) failed or refused after a written warning to carry out the duties reasonably and properly required under the letter of appointment; (6) is convicted of an arrestable criminal offense other than a road traffic offense for which a fine or non-custodial penalty is imposed; (7) is declared bankrupt or makes an arrangement with or for the benefit of his creditors, or suffers comparable proceedings in another jurisdiction; (8) is disqualified from acting as a director in any jurisdiction; (9) accepts a position with another company, without our prior agreement, which in the reasonable opinion of the Board may give rise to a conflict of interest between his position as a director of our company and his interest in such other company; or (10) commits any offense under the U.K. Bribery Act 2010.

Mr. Gray Advisor Agreement

In April 2024, Mr. Gray entered into a service agreement to provide advisory services to the Company related to the board of directors, to take effect following his resignation from the board. His responsibilities included: (1) advising the board and the nominations committee on governance and operational effectiveness; (2) preparing reports and presentations for these groups; and (3) reviewing and providing feedback on related materials.

Non-Executive Director Remuneration Policy

Our board adopted our non-executive director remuneration policy, which was most recently approved by shareholders on May 17, 2024. The non-executive director remuneration policy will remain in effect for a maximum of three years, or until a revised policy is approved by our shareholders.

Cash Compensation

Under this policy, we pay each of our non-executive directors annual fees for service on our board of directors and committees of our board of directors, which amounts may be amended from time to time by the board of directors.

We also reimburse non-executive directors for all reasonable and properly documented expenses related to attendance at board and committee meetings. Non-executive directors do not receive any pension benefits or cash in lieu thereof.

Non-executive directors are eligible to receive cash compensation as follows:

Annual Fee Retainer ($)
Annual fee for board of director chairperson (in lieu of annual director service retainer)	117,000
Annual director service retainer	38,000
Additional fee for audit & risk committee chair (in lieu of annual member service retainer)	16,000
Additional fee for audit & risk committee member	8,000
Additional fee for remuneration committee chair (in lieu of annual member service retainer)	10,000
Additional fee for remuneration committee member	5,000

Equity Compensation

In addition to cash compensation, each non-executive director is eligible to participate in the Non-Employee Sub-Plan to the Silence Therapeutics plc 2023 Equity Incentive Plan (“2023 EIP”). Awards granted under our non-executive director remuneration policy may be non-statutory stock options, stock appreciation rights, restricted stock units or any other form authorized under the 2023 EIP. Option grants and stock appreciation rights will have an exercise price per share equal to 100% of the fair market value (as such term is defined in our 2023 EIP) of the underlying ordinary shares on the date of grant, and a term of ten years from the date of grant, subject to earlier termination in connection with a “Termination of Service” (as such term is defined in our 2023 EIP). There is no maximum equity award that a non-executive director may receive, and any amount granted is approved by the full board after a recommendation by the Remuneration Committee.

When reviewing equity-based awards, account is taken of market movements in the fees of non-executive directors, board committee responsibilities, and ongoing time commitments. Historically, non-executive directors have received an annual grant of stock options in the first quarter of each fiscal year. The shares subject to the annual grant generally vest monthly over a 36-month period, provided the eligible director continues to serve as a “Service Provider” and further provided that, for each eligible director who remains continuously a Service Provider until immediately prior to the closing of a “Change in Control” (as such term is defined in our 2023 EIP), the shares subject to his or her then-outstanding equity awards will become fully vested upon such change in control.

EXECUTIVE OFFICERS

Below is a list of our executive officers and their ages as of the date of this proxy statement. There are no family relationships between any of our executive officers, and there is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

Name	Age	Position
Craig Tooman	59	President, Chief Executive Officer and Executive Director
Rhonda Hellums	53	Chief Financial Officer
Steven Romano, M.D.	65	Head of Research & Development

Biographical information for Mr. Tooman is included above with the director biographies under the section of this proxy statement titled “Board of Directors and Corporate Governance.”

Rhonda Hellums has served as our Chief Financial Officer since February 2022 and has previously served as our Vice President, Finance since joining in April 2021. Ms. Hellums has over 25 years of corporate finance, accounting, strategic planning, M&A, treasury management, investor and public relations. Prior to joining Silence, from 2019 to 2021, she served as CFO of Deer Oaks Mental Health Associates and prior to that, from 2014 to 2019, Ms. Hellums served as Vice President of Finance, and then subsequently as CFO of Aratana Therapeutics. Ms. Hellums has held management positions at several healthcare companies, including Kinetic Concepts, Inc. (now 3M+KCI), Enzon Pharmaceutical, Inc. Genzyme Corporation, and ILEX Oncology, Inc. Ms. Hellums received her BBA degree in Accounting and Information Systems and MBA from the University of Texas at San Antonio.

Steven Romano, M.D. has served as our Head of Research and Development since April 2023, and previously served as a member of our board of directors from July 2019 to March 2023. Dr. Romano is a pharmaceutical executive and board-certified psychiatrist with over 28 years of drug development experience across a wide range of therapeutic and disease areas. Dr. Romano most recently served as executive vice president and chief scientific officer at Mallinckrodt plc, where he had responsibility for research and development, regulatory, safety sciences and medical affairs. Prior to joining Mallinckrodt, Dr. Romano spent 16 years at Pfizer, Inc. where he held a series of senior research and development and medical roles of increasing responsibility, culminating in his most recent position as SVP, Head, Global Medicines Development, Global Innovative Pharmaceuticals Business. He has recently served as Chairman of the National Pharmaceuticals Council, a health policy research organization, and is a past president of the International Society for CNS Clinical Trials and Methodology, an independent organization focused on enhancing therapeutic development of central nervous system therapeutics. Dr. Romano graduated from Washington University in St. Louis with a bachelor’s degree in biology and English literature, received his M.D. from the University of Missouri-Columbia School of Medicine and completed his psychiatry and fellowship at Weill Cornell Medical Center, where he held academic and clinical positions prior to entering the industry.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Effective January 1, 2025, we are no longer a foreign private issuer within the meaning of the Exchange Act. We are now subject to United States domestic issuer proxy rules, and we must include certain disclosures that were not previously required, including this Compensation Discussion and Analysis.

This Compensation Discussion and Analysis provides an overview of the material components of our executive compensation program for the fiscal year ended December 31, 2024, or fiscal year 2024, for our “named executive officers,” who are listed below. This Compensation Discussion and Analysis is intended to assist you in understanding the information provided in the compensation tables below and to provide additional context regarding our overall compensation program. In addition, we explain how and why our remuneration committee (sometimes referenced as the “Committee” in this Compensation Discussion and Analysis) determined our compensation policies and made specific compensation decisions for our named executive officers during and for fiscal year 2024.

Executive Summary

Our named executive officers for fiscal year 2024 are our principal executive officer, principal financial officer and the next most highly compensated executive officer who was serving as an executive officer on December 31, 2024, as listed below. We have no other executive officers who were serving as of December 31, 2024, or who served during fiscal year 2024.

•	Craig Tooman, our Chief Executive Officer (our principal executive officer);

•	Rhonda Hellums, our Chief Financial Officer (our principal financial officer); and

•	Steven Romano, M.D., our Chief Research and Development Officer.

Ms. Hellums was promoted from Senior Vice President to Executive Vice President in July 2024. Dr. Romano was appointed as head of Research and Development in April 2023 and was promoted to Executive Vice President, Chief Research and Development Officer in July 2024.

Each of our named executive officers is based in the United States and is compensated in U.S. dollars.

We are a biotechnology company focused on discovering and developing novel molecules incorporating short interfering ribonucleic acid, or siRNA, to inhibit the expression of specific target genes thought to play a role in the pathology of diseases with significant unmet medical need. 2024 was a successful year for our business, as illustrated by the following highlights, among others:

•

Divesiran (SLN124) is currently being evaluated in the SANRECO Phase 2 clinical trial in polycythemia vera, or PV, patients. In December 2024, we presented positive interim results from the Phase 1 portion of the SANRECO clinical trial at the American Society of Hematology annual meeting. Interim results showed divesiran substantially reduced phlebotomy requirements and lowered HCT levels following infrequent dosing in a range of PV patients. In December 2024, we also announced the first subject has been dosed in the Phase 2 portion of the SANRECO clinical trial which is currently underway. The U.S. Food and Drug Administration has granted divesiran Fast Track and orphan drug designations for PV, and, in December 2024, the European Commission granted divesiran orphan drug designation for PV in Europe.

•

In Phase 1 and Phase 2 clinical trials, zerlasiran (SLN360) was shown to substantially lower Lp(a) levels in ASCVD patients with persisting effects following infrequent dosing and was observed to be well tolerated with no major safety concerns and, during the fourth quarter 2024, we received positive regulatory feedback from the FDA and European Medicines Agency on the Phase 3 cardiovascular outcomes study design for zerlasiran in patients with high Lp(a). We are engaged in global partnership discussions to seek a third-party partner for potential Phase 3 development of zerlasiran as well as potential future commercialization activities.

Our compensation program is well-structured to incentivize our leadership team to focus on the strategic objectives that, when achieved, will help to create shareholder value. To this end, we regularly evaluate our executive compensation program to ensure that our approach aligns with shareholder interests as well as with competitive and appropriate pay practices for our industry and comparable global companies.

The Committee undertakes a rigorous and comprehensive process to determine executive compensation. This includes benchmarking against peer companies, consulting with independent compensation advisors, evaluating market trends, and aligning pay structures with company performance, strategic goals, and shareholder interests. The Committee also considers individual performance, the competitive landscape for executive talent, and our overall short- and long-term objectives.

Achievement against objectives is given careful consideration by the Committee when determining variable pay, and each objective is reviewed for overall achievement. In 2024, the Committee acknowledged the team’s significant progress in advancing our clinical-stage programs, further financing key programs, and expanding US-investor base. Therefore, the board determined an achievement score of 95% was fair and justifiable.

The Committee has approved the following corporate performance goals for 2025. The executive performance bonuses will be determined based on the achievement of these goals.

Objective
Deliver on Partnering and Management of Capital	30%
Deliver on clinical milestones	30%
Sustain Competitive Platform	15%
Manufacturing, Compliance and Quality	15%
Corporate Execution and Resilient Operations	10%

TOTAL	100%

Compensation Program Objectives, Philosophy and Elements of Compensation

The main objectives of our executive compensation program are to:

•	Motivate, attract and retain highly qualified executives who will deliver on our strategic objectives.

•	Align executive incentives with those of all our employees, including bonus eligibility and base salary increases, to ensure all individuals work towards achieving corporate and individual goals.

•

Create a competitive, fair, reasonable and balanced compensation program that rewards executives’ performance and contributions to our short- and long-term business results, while closely aligning the interests of the executives with those of shareholders.

•

Emphasize pay for performance by tying incentive remuneration to delivery of key strategic objectives, ensuring executives are incentivized to deliver across a range of objectives for which they are accountable.

We believe that our executive compensation program accomplishes the following:

•	Provides base salaries consistent with each executive’s responsibilities and avoids an over-reliance on variable pay elements that could encourage excessive risk taking.

•	Ensures an appropriate portion of each executive’s compensation is tied to our future share performance, thus aligning their interests with those of our shareholders.

•	Utilizes equity compensation and vesting periods for equity awards that encourage executives to remain employed and focus on sustained share price appreciation.

•	Adopts a mix between cash (fixed and at-risk) and equity compensation designed to encourage strategies and actions that are in our short- and long-term best interests.

To achieve our compensation objectives, we historically have provided our executive officers with a compensation package consisting of the following elements:

Element of Compensation	Objectives	Key Features
Base Salary (fixed cash)	Provides financial stability and security through a fixed amount of cash for performing job responsibilities. Set at a level to attract and retain executives at a caliber necessary to drive our success.	The Committee aims to set base salary at levels that are broadly aligned with the mid-points for equivalent roles in comparable global companies, adjusted to reflect Company size and complexity. Salaries are normally reviewed annually, and changes are generally effective from January 1st. The annual salary review of our named executive officers takes into consideration a number of factors, including, but not limited to business performance, salary increases of overall employee population, skills and experience of the individual, scope of the individual’s responsibilities, changes in size or complexity of the Company, market competitiveness as well as UK, European, and US market practice, and the underlying rate of inflation.

Performance Bonus (at-risk cash)	Motivates and rewards executives for attaining rigorous annual corporate performance goals that relate to our key business objectives. Supports our corporate strategy and business plan by linking executive performance to pay.	Target bonus amounts, calculated as a percentage of base salary, are approved by the Board and are consistent with the role currently being undertaken by the individual. Annual bonuses have a target of up to 60% of base salary and a maximum payout for “stretch” bonuses of 100%. The Board may exercise discretion in setting target bonuses above 60% of base salary. The annual bonus is performance based and entirely within the discretion of the Company. The Committee may, in appropriate circumstances, waive the maximum target bonus opportunity for named executive officers where an additional bonus payout is made to reflect overall business performance, individual contribution or the achievement of separate targets, such as the completion of a transaction.

Long-Term Incentive (at-risk equity)	Motivates executives who make important contributions by providing equity ownership opportunities. Rewards for long-term performance and aligns executives’ interests with shareholder interests and changes in shareholder value. Attracts highly qualified executives and	Annual equity opportunities are generally reviewed and determined annually at the beginning of the year or as appropriate during the year for new hires, promotions, or other special circumstances, such as to encourage retention, or as a reward for significant achievement. Individual grants are determined based on a number of factors, including current corporate and individual performance, outstanding equity holdings and their retention value and total ownership, historical value of our shares, internal equity amongst executives, other elements of compensation, and

Element of Compensation	Objectives	Key Features
	encourages their continued employment over the long-term.	market and peer group data provided by our independent compensation consultant. To date, equity awards have been provided in the form of share options.

In evaluating our executive compensation policies and programs, we consider the performance and skills of each executive, alongside the compensation provided to executives at comparable companies with similar responsibilities.

Our goal is to offer a competitive compensation package that includes substantial short- and long-term incentives tied to the achievement of measurable corporate objectives. We believe this approach strikes the right balance between immediate and future rewards, aligning executive performance with maximizing shareholder value.

We do not have any formal policies for allocating compensation among salary, performance bonus awards and equity grants, short- and long-term compensation or among cash and non-cash compensation. Instead, the Committee uses its judgment to establish a total compensation program for each executive officer that is a mix of current, short- and long-term incentive compensation, and cash and non-cash compensation, that it believes is appropriate to achieve the goals of our executive compensation program and our corporate objectives. However, a significant portion of the executive officers’ target total direct compensation is comprised of performance-based bonus opportunities and long-term equity awards, in order to align the executive officers’ incentives with the interests of our shareholders and our corporate goals.

In making executive compensation decisions, the Committee generally considers each executive officer’s target total direct compensation, which consists of base salary, target bonus opportunity (together, “total cash compensation”) and long-term equity awards (valued based on an approximation of grant date fair value).

Governance Practices

The Committee regularly reviews best practices in executive compensation and uses the following guidelines to design our executive compensation programs:

What We Do	What We Don’t Do

✓ Align executive compensation with shareholder interests

✓ Pay-for-performance philosophy and culture

✓ Significant portion of pay “at risk” and tied to our performance and objectives

✓ Comprehensive clawback policy

✗ No guaranteed annual bonuses ✗ No backdating of share option awards ✗ No supplemental executive retirement plans ✗ No excessive executive perquisites

How We Determine Executive Compensation

Role of Our Remuneration Committee, Management and the Board

The Committee currently consists of Michael Davidson, James Ede-Golightly, and Dave Lemus, all three of whom are deemed to be independent for purposes of the Nasdaq listing rules. The Committee’s principal function is to support the Company’s strategy by ensuring that those individuals responsible for delivering the strategy are appropriately incentivised through the operation of the Company’s remuneration policy. In determining the Company’s current policy, and in constructing the remuneration arrangements for named executive officers and senior employees, the Board, advised by the Committee, aims to provide remuneration packages that are competitive and designed to attract, retain and motivate employees of the highest calibre, and align incentives with shareholder interest.

The Committee is primarily responsible for establishing and reviewing our overall compensation strategy and policies. The Committee meets periodically throughout the year, typically four times or more, to, among other responsibilities, manage and evaluate our executive compensation program, and determines the principal components of compensation (base salary, performance bonus awards, and equity awards) for our executive officers. The Committee does not delegate authority to approve executive officer compensation. The Committee’s annual executive compensation decisions for an applicable year are typically made during a Committee meeting in the last quarter of the preceding year, although the Committee may refine those decisions in the first quarter of the applicable year.

In its decision-making process, the Committee takes into account information from both internal and independent sources, including its independent compensation consultants, AON Solutions UK Ltd (“Aon”). AON was appointed as remuneration consultants by the Committee following a competitive bid process, based on its extensive industry experience and expertise in relevant geographies. AON advises the Committee on all aspects of senior executive remuneration and has kept the Committee up to date on remuneration trends and corporate governance best practice. AON does not have any other connection with the Company and is considered to be independent by the Committee.

Our named executive officers provide updates to the Committee, as required, to ensure that the Committee is fully informed about pay and performance issues throughout the Company. The Committee takes these factors into account when determining the remuneration of the named executive officers. No named executive officers have direct decision-making authority over their own compensation, as all such decisions are overseen by the Committee to maintain fairness and alignment with shareholder interests, but the Committee does take into account views and recommendations from our Chief Executive Officer regarding the performance of and appropriate compensation levels for the other executive officers.

Use of Competitive Market Compensation Data: Fiscal Year 2024 Peer Group

The Committee believes that it is important when making compensation decisions to be informed as to the current practices of comparable public companies with which we compete for top talent. The Committee believes that the peer and market data provided by our independent compensation consultant is helpful in determining market-competitive compensation for our executives. The Committee considers peer data as part of a market-check analysis that is used in conjunction with its assessments of numerous other factors. The Committee’s goal is to set our named executive officers’ target total cash compensation at the median of our peer group companies (with bonus more heavily weighted than salary) and to provide equity with a value between the 50th and 75th percentiles of our peer group. For fiscal year 2024, the target total direct compensation level (including equity awards) for our chief executive officer was at approximately the 25th percentile of our peer group and for our other named executives was between the 25th and 50th percentiles. In order to align compensation with the Committee’s 50th percentile philosophy, in 2025, target bonuses are set to match the 75th percentile of our peer group companies.

With recommendations from AON, the Committee identifies a group of companies that would be appropriate peers for compensation decisions. In selecting peers, the Committee focuses on biotechnology or pharmaceuticals companies that are headquartered in the United States or the United Kingdom and that are publicly traded on either the Nasdaq Stock Market, New York Stock Exchange or London Stock Exchange, and takes into account, among other factors, their revenues, market capitalization, number of employees and certain other financial measures.

In October 2023, the Committee approved the following peer group of companies:

• 4D Molecular Therapeutics • AC Immune SA	• Ikena Oncology • Immatics	• Prelude Therapeutics • Replimune Group

• Alpine Immune Sciences • Autolus Therapeutics • Bicycle Therapeutics • Design Therapeutics	• Iteos Therapeutics • Lineage Cell Therapeutics • Merus • Omega Therapeutics • Poseida Therapeutics	• Rocket Pharmaceuticals • Stoke Therapeutics • Sutro Biopharma • Taysha Gene Therapies • Voyager Therapeutics

In September 2024, the Committee revised the peer group primarily due to our progress in our clinical trials. The revised peer group excluded Alpine Immune Sciences, Design Therapeutics, Ikena Oncology, Lineage Cell Therapeutics, Omega Therapeutics and Prelude Therapeutics and added Arcturus Therapeutics, Beam Therapeutics, Centessa Pharmaceuticals, Intellia Therapeutics, Kymera Therapeutics and Wave Life Sciences.

Shareholder Say-on-Pay Vote

Because we became a United States domestic issuer under SEC and Nasdaq rules effective January 1, 2025, our shareholders will have their first opportunity to cast a non-binding advisory vote (“say-on-pay vote”) to approve our named executive officers’ compensation at our 2025 meeting of shareholders. In the future, we intend to consider the outcome of the say-on-pay votes when making compensation decisions regarding our named executive officers. Following the vote at the meeting and depending on the outcome of the resolution regarding the frequency of future say-on-pay votes, our next say-on-pay vote is expected to occur at the 2026 shareholder meeting.

Factors Used in Determining Executive Compensation

The Committee sets the compensation of our executive officers at levels it determines to be competitive and appropriate for each executive officer, using the professional experience and judgment of Committee members. The Committee considers numerous factors when setting executive pay levels, including: (i) market and peer data provided by our independent compensation consultant; (ii) a review of industry survey data; (iii) employee knowledge, skill, and experience; (iv) individual performance and contribution; and (v) scope of current and expected future responsibilities along with any retention concerns.

Elements of Our Fiscal Year 2024 Executive Compensation Program

Base Salaries

The base salaries of our named executive officers are an important part of their total compensation package and are intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The Committee periodically reviews the base salaries of our named executive officers and may approve merit and cost of living increases as well as increases to reflect expanded responsibilities. The table below reflects the base salaries of our named executive officers as of the beginning of fiscal year 2024 and shows the percentage increase over the respective base salaries in effect as of the beginning of fiscal year 2023. In addition, in light of their promotion to Executive Vice President, the base salary of each of Ms. Hellums and Dr. Romano was increased to $480,000 effective July 1, 2024 (a 6.2% increase for Ms. Hellums and 6.3% for Dr. Romano). No further increases were implemented during 2024. The Committee determined the increases for all named executive officers were appropriate in light of each executive’s individual performance and target total cash compensation compared to applicable market and peer group data.

Named Executive Officer	Start of Fiscal Year 2024 Base Salary	Percentage Increase from Start of Fiscal Year 2023
Craig Tooman	$618,844	5.0%
Rhonda Hellums	$452,025	5.0%
Steven Romano, M.D.	$451,500	5.0%

Annual Performance Bonuses

The annual performance cash bonuses for our named executive officers are tied to achievement of our corporate goals and delivery on our business strategy. We develop our corporate goals based upon our performance objectives and strategic priorities for the upcoming year. In general, these corporate goals include development of pipeline and platform, partnering successes, revenue generation, strengthening of intellectual property and control of cash expenditure. In 2024, all employees were eligible for the annual performance bonus, including our executive officers. Each eligible employee has a target annual performance incentive opportunity that corresponds to achievement of 100% of the performance goals comprising the corporate scorecard. Following the end of the year, the Committee determines the extent to which the prior year’s corporate scorecard metrics were met and incentive payments are made as soon as practicable thereafter.

2024 Target Bonus Amounts

The Committee periodically reviews each of our named executive officer’s target bonus opportunity and establishes it as a percentage of base salary. Following a review of applicable market and peer group data provided by our independent compensation consultant, an assessment of the Company’s performance and an analysis of each individual’s target total cash compensation, the Committee originally established the 2024 target percentages at 60% for Mr. Tooman and 40% for Ms. Hellums and Dr. Romano. That percentage for Ms. Hellums and Dr. Romano was increased to 45% effective for the second half of 2024 in light of their promotion to Executive Vice President on July 1, 2024. The Committee retains the authority to adjust the targets as it deems appropriate.

2024 Corporate Scorecard Design and Achievement

For 2024, our corporate scorecard was comprised of performance objectives in seven categories: 20% tied to the achievement of planned targets for the development of SLN 360; 20% tied to achievement of planned targets for the development of SLN 124; 15% tied to manufacturing processes; 10% tied to new business development; 10% tied to candidate identification and selection; 7.5% tied to regulatory compliance; and 17.5% tied to achievement of operational targets. The goals summarized below for each metric were selected by the Committee based on the Committee’s determination that each was important for our short- and long-term success. When it approved the 2024 performance objectives, the Committee believed that achievement of target performance would be reasonably challenging based upon industry-wide conditions and our internal forecasts at the time. Our 2024 corporate scorecard and the relevant performance levels are summarized below and includes the level of detail we believe we can disclose without creating competitive harm for the Company.

Metric	Weight	Goals	Achievement	Weighted Achievement
SLN360: Milestone Delivery	20%	Goals related to achieving our planned targets for the development of SLN360	97.5%	19.5%

SLN124: Milestone Delivery	20%	Goals related to our planned targets for the development of SLN124	105%	21%

Manufacturing Processes	15%	Goals related to achieving our planned manufacturing processes for all programs	100%	15%

New Business Development	10%	Goals related to securing high-level business development deals	50%	5%

Candidate Selection	10%	Goals related to identifying, recruiting and selection of new candidates	95%	9.5%

Compliance and Quality	7.5%	Goals related to maintaining regulatory compliance and quality systems	100%	7.5%

Operational Targets	17.5%	Goals related to achieving operational targets, maintaining a cash runway, and reporting on KPIs	100%	17.5%

		Calculated Achievement	95%

In determining individual annual performance bonuses, the Committee evaluated the Company’s performance relative to the corporate goals established for the fiscal year. While the Committee retains discretion to adjust the annual bonuses for named executive officers based on their individual performance rating and overall individual contribution towards our achievement of the corporate objectives, it determined that adhering to the corporate scorecard and awarding bonuses in alignment with the achievement percentages outlined above was the most appropriate approach.

Equity Compensation

We have adopted the Silence Therapeutics plc 2023 Equity Incentive Plan, under which we may grant equity-based incentive awards to employees, including our named executive officers. We believe that our ability to grant equity awards is a valuable and necessary compensation tool that aligns the long-term interests of our executive officers with the financial interests of our shareholders and is therefore a key aspect of our pay-for-performance program. The Committee believes that share options are inherently performance-based and automatically link executive pay to shareholder return, as the value realized, if any, from an award of share options is dependent upon, and directly proportionate to, future appreciation in our share price. Regardless of the reported value in the Summary Compensation Table, our named executive officers will only receive value from their share option awards if the market price of our stock increases above the market price of our stock at the time of grant and remains above such price as the share options continue to vest.

Annual equity grants to executive officers are typically granted by the Committee to executive officers on the first Thursday of every year, though spot grants may be made at other times by reason of promotions, new hires and other circumstances. In fiscal year 2024, we approved equity awards to our named executive officers in the form of share options. The Committee used its subjective judgement to determine the amounts it believed were appropriate for each named executive officer, weighing the following factors: the executive’s target total direct compensation, current corporate and individual performance, outstanding equity holdings and their retention value and total ownership, historical value of our ordinary shares, internal equity amongst executives and market and peer group data provided by our independent compensation consultant. The share options granted in 2024 will vest over a four-year period, with 25% of the shares subject to each award vesting on the first anniversary of the grant date and the remaining 75% vesting in substantially equal monthly installments over the following 36 months, subject to continued service through the applicable vesting date.

The following table sets forth the share options granted to our named executive officers in fiscal year 2024:

Named Executive Officer	Share Options Granted
Craig Tooman	216,960
Rhonda Hellums	79,506
Steven Romano, M.D.	75,000

Other Features of Our Compensation Program

Employment Agreements with our Named Executive Officers

We have entered into employment agreements with each of our named executive officers, and each of the agreements contain substantially similar terms exclusive of compensation and severance levels. The agreements set forth the terms and conditions of each executive’s employment with us, including base salary, bonus opportunity, eligibility for employee benefits and severance benefits upon a qualifying termination of employment, intellectual property rights, and certain non-inducement and non-solicitation covenants for a period of 12 months.

Each of the named executive officers’ employment is at will and terminable by the executive or the Company at any time, with or without cause, provided that the executive must provide 45-days prior written notice upon a termination other than for good reason (as defined in the agreement) unless waived by the company. If the executive is discharged for cause then all rights to any unearned, non-vested or non-accrued compensation will terminate.

If the Company terminates the executive’s employment without cause or the executive terminates for good reason, then, in addition to any accrued compensation, benefits or reimbursable expenses, the terminated executive is entitled, contingent on the execution of the Company’s standard form of release (and, for any member of the board of director of the company or an affiliate, resignation from the board), to:

i.	continued base salary for a period of 12 months in the case of Mr. Tooman and 6 months for Ms. Hellums and Dr. Romano;

ii.

COBRA premium payments exceeding their prior monthly contributions (subject to taxes), beginning on the 60th day following termination, until the earlier of (A) expiration of the severance period as described above, (B) eligibility for other healthcare, or (C) COBRA ineligibility;

iii.

any unpaid short-term bonus for any completed performance period, which will be paid in a lump sum when other senior executive bonuses are paid generally, but in no case later than March 15th of the year following the year of termination;

iv.	a pro rata bonus for the year in which the termination occurs based upon the achievement of applicable performance goals, which will be paid in a lump sum when other senior executive bonuses are paid generally, but in no case later than March 15th of the year following the year of termination; and

v.	treatment as a “good leaver” with respect to the post-termination exercise period of all vested equity awards.

If, within 12 months following a change in control (as defined in the employment agreements), a named executive officer’s employment is terminated without cause or for good reason, then that executive is entitled to the same severance and other benefits as if they had been terminated without cause (subject to execution of a release), except that (i) the term of severance will be for 18 months in the case of Mr. Tooman and 12 months for Ms. Hellums and Dr. Romano, and (ii) the severance payment will be made in one lump sum on the 60th day following the date of termination.

Moreover, if a person obtains “control” (as defined in the company’s share scheme) of the company, any unvested equity grants held by a named executive officer will vest and become exercisable in accordance with Rule 11.1 of the share scheme and any documents awarding such equity grants. Notwithstanding any contrary provisions in an award agreement, any award that does not become vested and exercisable upon a person gaining control shall fully vest and become exercisable if the employment agreement and the executive’s employment with the company is terminated, following or upon such person gaining control, whether such termination is by the company (or its successor) other than for cause, incapacity, or death, or by the executive for good reason.

In the event a named executive officer is unable to perform their duties due to incapacity, and such incapacity results in undue hardship to the Company, the Company may terminate the named executive officer’s employment as of the end of any calendar month, with 30 days’ prior written notice. In the event of the named executive officer’s death, their employment shall terminate as of the date of death. If the named executive officer’s employment is terminated due to incapacity or death, in addition to any unpaid compensation, benefits or reimbursable expenses, they or their estate shall be entitled to the prior year bonus and a pro rata bonus, if any. Furthermore, all vested equity awards shall be treated as a termination for “good leaver reason” under the share scheme.

For a quantification of amounts that could be paid to a terminated named executive officer, see section below titled “—Executive Compensation Tables—Potential Payments upon Termination or Change in Control”.

Retirement Plans

Our named executive officers are eligible to participate in a defined contribution 401(k) retirement plan that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis (the “401(k) plan”). Eligible employees may defer eligible compensation up to the statutorily prescribed annual limits on contributions under the Internal Revenue Code of 1986, as amended (the “Code”). For the 2024 plan year, we made discretionary matching contributions on a per payroll basis equal to 100% of the first 6% of eligible compensation deferred, subject to Code limits. Matching contributions are 100% vested when made to the 401(k) plan. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. Except for contributions to a Roth account, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

Other than the 401(k) plan, our employees, including our named executive officers, do not participate in any qualified or non-qualified retirement or deferred compensation benefits.

Health/Welfare Plans

Our named executive officers are eligible to participate in broad-based health and welfare benefit plans, such as medical, dental, vision, disability and life insurance, in each case generally on the same basis as other eligible employees. We do not maintain any supplemental health and welfare plans for our named executive officers. Our Committee may elect to adopt such plans in the future if it determines that doing so is in our best interests.

Perquisites

Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. We do provide Mr. Tooman with up to $10,000 annually for the preparation and submission of tax returns in the UK and USA. In the future, we may provide perquisites or other personal benefits in limited circumstances, such as those described in the preceding paragraph. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Committee.

Stock Guidelines

We do not currently maintain stock ownership guidelines for employees or non-employee directors or a policy that expressly limits hedging or pledging of or similar transactions in our stock.

Tax and Accounting Considerations

As a general matter, the Committee reviews and considers the various tax and accounting implications of compensation programs we utilize. The Committee believes that shareholder interests are best served if the Committee retains the discretion to approve compensation arrangements that support our corporate objectives, even if an arrangement does not qualify for full or partial tax deductibility under United States or other tax law or results in adverse accounting consequences to us.

Code Section 162(m)

Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to each of our “covered employees” that exceeds $1 million per taxable year is generally non-deductible for federal income tax purposes. Although the Committee will continue to consider tax implications as one factor in determining executive compensation, the Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for our named executive officers in a manner consistent with the goals of our executive compensation program and our best interests and the best interests of our shareholders, which may include providing for compensation that is not deductible by us due to the deduction limit under Section 162(m).

Code Section 409A

Section 409A of the Code (“Section 409A”) affects the manner by which deferred compensation opportunities are offered to our United States taxpayer employees and other service providers. Section 409A requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose United States taxpayer employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our U.S taxpayer employees and other service providers, including our named executive officers, so that they are either exempt from, or satisfy the requirements of, Section 409A.

Code Section 280G

Section 280G of the Code (“Section 280G”) disallows a tax deduction with respect to excess parachute payments to certain executives of companies which undergo a change of control. In addition, Section 4999 of the

Code imposes a 20% excise tax on the individual with respect to the excess parachute payment. Parachute payments are compensation linked to or triggered by a change of control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans including share options and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G based on the executive’s prior compensation. In approving the compensation arrangements for our named executive officers, the Committee considers all elements of the cost to us of providing such compensation, including the potential impact of Section 280G. However, the Committee may, in its judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G and the imposition of excise taxes under Section 4999 when it believes that such arrangements are appropriate to attract and retain executive talent, and the Committee may make a cash payment to gross an individual up for such excises taxes if in its judgment it determines that to be appropriate in the circumstances of any contemplated transaction.

Accounting for Share-Based Compensation

We follow the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“ASC Topic 718”) for our share-based compensation awards. ASC Topic 718 requires companies to calculate the grant date “fair value” of their share-based awards using a variety of assumptions. ASC Topic 718 also requires companies to recognize the compensation cost of their share-based awards in their income statements over the period that an employee is required to render service in exchange for the award. Grants of share options under our equity incentive award plans are accounted for under ASC Topic 718. The Committee considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity award programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

Other Compensation Policies and Practices

Equity Grant Timing
From time to time, we grant share options to our employees, including the named executive officers. Historically, we have granted new-hire
option awards on the penultimate day of the month in which service started and annual employee option grants in the first quarter of each fiscal year. Also, each non-executive
director may receive an annual share option in the first quarter of each fiscal year, pursuant to the non-executive
director remuneration policy, as further described under the heading,
“Non-Executive
Director Remuneration” above. We do not otherwise maintain any written policies on the timing of awards of share options, or similar instruments with option-like features. The Remuneration Committee generally does not take material non-public
information (“MNPI”) into account when determining the timing of awards and it does not seek to time the award of share options in relation to the Company’s public disclosure of MNPI. We have not timed the release of MNPI for the purpose of affecting the value of executive compensation. All required approvals are obtained in advance of or on the actual grant date.
Compensation Recovery (“Clawback”) Policy
On November 8, 2023, we adopted the Incentive Compensation Recoupment Policy (the “Clawback Policy”), which is intended to comply with the Nasdaq listing standards that implement the SEC rules under the Dodd-Frank Act. The Clawback Policy is administered by the Committee.
The Committee retains the discretion to update or amend the clawback policy from time to time in order to maintain compliance with applicable laws, regulatory requirements and best practice from time to time.
In addition, as a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, our named executive officers may be legally required to reimburse our company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002.

Remuneration Committee Report

This Remuneration Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates such report by specific reference.

The Remuneration Committee has reviewed and discussed the Compensation Discussion and Analysis with the management of the Company. Based on this review and these discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and the Company’s proxy statement.

The preceding report has been furnished by the following members of the Remuneration Committee:

James Ede-Golightly

Dave Lemus

Michael Davidson

Executive Compensation Tables

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to our named executive officers during the years ended December 31, 2024, 2023 and 2022, as applicable:

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Craig Tooman	2024	618,844	—	2,689,796	352,741	32,589	3,693,970
Chief Executive Officer	2023	589,375	—	7,636,244	840,938	33,412	9,099,969
	2022	557,118	—	5,264,235	136,000	81,912	6,039,265
Rhonda Hellums	2024	466,013	—	985,688	188,485	22,632	1,662,818
Executive Vice President, Chief Financial Officer	2023	430,500	—	2,223,112	409,500	21,732	3,084,844
	2022	403,958	—	1,890,202	69,165	20,164	2,383,489
Steven Romano, M.D.(5)	2024	465,750	—	929,824	188,385	8,334	1,592,293
Executive Vice President, Chief of Research and Development	2023	322,500	—	1,618,641	193,500	3,696	2,138,337

(1)

Salary amounts represent actual amounts earned during the periods presented. See “—Compensation Discussion and Analysis—Elements of Our Fiscal Year 2024 Executive Compensation Program—Base Salaries” for further information.

(2)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2024 computed in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in note 19 to our audited consolidated financial statements included in our Annual Report on Form 10-K. These amounts do not reflect the actual economic value that will be realized by our named executive officers upon the vesting of the options, the exercise of the options or the sale of the ordinary shares underlying such options.

(3)

Reflects performance-based cash bonuses awarded to our named executive officers during the periods presented. See “—Compensation Discussion and Analysis—Elements of Our Fiscal Year 2024 Executive Compensation Program—Annual Performance Bonuses” for a description of the material terms of the program pursuant to which this compensation was awarded for 2024.

(4)	For 2024, includes among other amounts $20,700 in 401(k) Plan contributions for each of Mr. Tooman and Ms. Hellums.

(5)

Dr. Romano was not a named executive officer for 2022, nor have we previously reported his compensation for 2022. Accordingly, we have excluded compensation for Dr. Romano for 2022. Dr. Romano’s 2023 compensation is calculated based off his start date of April 1, 2023.

Grants of Plan-Based Awards

The following table presents information regarding each plan-based award granted to our named executive officers during the fiscal year ended December 31, 2024.

Name	Grant Type	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards Target ($)(1)	All Other Option Awards: Number of Shares of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Craig Tooman	Annual Bonus	1/1/2024	$371,306
	Option	1/4/2024		216,960	$17.71	$2,689,796
Rhonda Hellums	Annual Bonus	1/1/2024	$198,405
	Option	1/4/2024		79,506	$17.71	$985,688
Steven Romano, M.D.	Annual Bonus	1/1/2024	$198,300
	Option	1/4/2024		75,000	$17.71	$929,824

(1)

The amounts set forth in the “Target” column represent target bonus amounts for each named executive officer for 2024 under our 2024 performance bonus program. There is no minimum or maximum amount specified under that program. The dollar value of the actual payments for these awards is included in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” above. See “Compensation Discussion and Analysis—Elements of Our Fiscal Year 2024 Executive Compensation Program—Annual Performance Bonuses” for a description of the material terms of the program pursuant to which this compensation was awarded.

(2)

All of the awards were granted in 2024 were granted under the 2023 EIP. Twenty-five percent of the ordinary shares subject to this award vested on the first anniversary of the vesting commencement date, and the remaining shares vest in 36 equal monthly installments thereafter, subject to the named executive officer’s continued service through each vesting date.

(3)

Amounts reported represent the aggregate grant date fair value of option awards granted during 2024 presented computed in accordance with ASC Topic 718 for share-based compensation transactions. Assumptions used in the calculation of these amounts are included in the notes to our audited consolidated financial statements included in our 2025 Annual Report on Form 10-K. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the options, the exercise of the options or the sale of the ordinary shares underlying such options.

Outstanding Equity Awards as of December 31, 2024

The following table sets forth certain information regarding outstanding equity awards granted to our named executive officers that remained outstanding as of December 31, 2024.

				Option Awards
Name	Grant Date	Vesting Commencement Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Craig Tooman	1/6/2021	1/6/2021	(1)	181,250	12,083	21.05	1/6/2031
	1/6/2022	1/6/2022	(2)	64,409	23,924	23.60	1/6/2032
	2/21/2022	2/21/2022	(2)	88,542	36,458	18.99	2/21/2032
	9/16/2022	9/16/2022	(3)	135,000	165,000	11.59	9/16/2032
	1/5/2023	1/5/2023	(2)	335,416	364,584	15.38	1/5/2033
	9/14/2023	9/14/2023	(4)	22,600	49,720	9.98	9/14/2033
	1/4/2024	1/4/2024	(4)	—	216,960	17.71	1/4/2034
Rhonda Hellums	4/29/2021	4/29/2021	(4)	22,917	2,083	24.41	4/29/2031
	1/6/2022	1/6/2022	(2)	13,611	5,055	23.60	1/6/2032
	2/21/2022	2/21/2022	(2)	35,417	14,583	18.99	2/21/2032
	9/16/2022	9/16/2022	(3)	56,250	68,750	11.59	9/16/2032
	1/5/2023	1/5/2023	(2)	95,833	104,167	15.38	1/5/2033
	9/14/2023	9/14/2023	(4)	8,282	18,220	9.98	9/14/2033
	1/4/2024	1/4/2024	(4)	—	79,506	17.71	1/4/2034
Steven Romano, M.D.	1/6/2022	1/6/2022	(5)	15,556	444	23.60	1/6/2032
	4/1/2023	4/1/2023	(4)	41,667	58,333	6.20	4/1/2033
	9/14/2023	9/14/2023	(5)	6,667	9,333	15.38	9/14/2033
	10/1/2023	10/1/2023	(2)	43,750	106,250	9.82	10/1/2033
	1/4/2024	1/4/2024	(4)	—	75,000	17.71	1/4/2034

(1)

Each option award vests as follows: The shares subject to the option vest over a four-year period, with 25% of the total number of shares subject to the option vesting 12 months from the vesting commencement date, and the balance of the shares subject to the option vesting in 12 equal quarterly installments thereafter, subject to optionee’s continuous service as of each such date.

(2)

Each option award vests as follows: The shares subject to the option vest over a four-year period, with the shares subject to the option vesting in 48 equal monthly installments, subject to optionee’s continuous service as of each such date.

(3)

Each option award vests as follows: The shares subject to the option vest over a five-year period, with the shares subject to the option vesting in 60 equal monthly installments, subject to optionee’s continuous Service as of each such date.

(4)

Each option award vests as follows: The shares subject to the option vest over a four-year period, with 25% of the total number of shares subject to the option vesting 12 months from the vesting commencement date, and the balance of the shares subject to the option vesting in 36 equal monthly installments thereafter, subject to optionee’s continuous service as of each such date.

(5)

Each option award vests as follows: The shares subject to the option vest over a three-year period, with the shares subject to the option vesting in 36 equal monthly installments, subject to optionee’s continuous service as of each such date.

Option Exercises and Stock Vested

None of our named executive officers held any stock awards or exercised any options during 2024.

Potential Payments upon Termination or Change in Control

The table below provides information with respect to potential payments and benefits to which our named executive officers would be entitled under the arrangements set forth in their respective employment agreements as described under the section titled “—Compensation Discussion and Analysis—Other Features of our Compensation Program—Employment Agreements with our Named Executive Officers,” assuming their employment was terminated as of December 31, 2024, including as applicable in connection with a change in control (“CIC”) as of December 31, 2024.

Name	Type of Termination	Cash ($)(1)	Accelerated Vesting of Equity Awards(2) ($)	Continuation of Insurance Coverage ($)(3)	Total ($)
Craig Tooman	Termination without Cause or with Good Reason	$1,048,000		—	$1,048,000
	Termination without Cause or with Good Reason in connection with a CIC	$1,572,000	—	—	$1,572,000
Rhonda Hellums	Termination without Cause or with Good Reason	$355,250		$19,500	$374,750
	Termination without Cause or with Good Reason in connection with a CIC	$710,500	—	$39,000	$749,500
Steven Romano, M.D.	Termination without Cause or with Good Reason	$355,250		—	$355,250
	Termination without Cause or with Good Reason in connection with a CIC	$710,500	$39,666	—	$750,166

(1)

For a description of the components of this payment, see “—Compensation Discussion and Analysis—Other Features of our Compensation Program—Employment Agreements with our Named Executive Officers.” This column omits any amount in respect of a pro-rata annual bonus since the 2024 bonus was fully earned as of December 31, 2024.

(2)

The value of the acceleration is based on the excess of the closing price of our ADSs on Nasdaq at December 31, 2024, being $6.88 per share, over the exercise price of the options for all in-the-money options, excluding underwater options. As of December 31, 2024, all of the options held by Mr. Tooman or Ms. Hellums had a per share exercise price in excess of $6.88.

(3)

Includes the cost of coverage for the continuation of applicable benefits under COBRA for all the named executive officers. As of December 31, 2024, Mr. Tooman and Dr. Romano were not receiving health insurance through the Company.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2024. Information is included for equity compensation plans approved by our shareholders. We do not have any equity compensation plans not approved by our shareholders.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options(1)	(b) Weighted Average Exercise Price of Outstanding Options(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2)
Equity plans approved by shareholders	22,019,187	$4.69	4,034,073
Equity plans not approved by shareholders	—	—	—

(1)

Includes our: (a)(1) 2018 Employee Long-Term Incentive Plan; (2) 2018 Non-Employee Long-Term Incentive Plan; (3) Employee U.S. Sub-Plan under the 2018 Employee Long-Term Incentive Plan; (4) Non-Employee U.S. Sub-Plan under the 2018 Non-Employee Long-Term Incentive Plan; and (5) various standalone equity agreements (collectively, the “Legacy Arrangements”) and (b) 2023 EIP.

(2)

Includes the 2023 EIP. Options or other share awards granted under the Legacy Arrangements that are forfeited, terminated, expired or repurchased become available for issuance under the 2023 EIP, up to a maximum of 16,037,019 ordinary shares. In accordance with the terms of the 2023 EIP, the total number of our common shares reserved for issuance thereunder automatically increased on January 1st in an amount equal to 5.0% of the total number of shares of ordinary shares outstanding on December 31st of the preceding year. Accordingly, on January 1, 2025, the number of our common shares available for issuance under the 2023 EIP increased by 5,666,963 shares pursuant to this provision. These increases are not reflected in the table above.

CEO PAY RATIO

Overview

Under rules adopted pursuant to the Dodd-Frank Act, we are required to calculate and disclose the total compensation paid to our median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our Chief Executive Officer (the “CEO Pay Ratio”).

The annual total compensation for our Chief Executive Officer, as reported in the 2024 Summary Compensation Table above, was $3,693,970, and the annual total compensation for our median paid employee determined on this same basis was $148,994. Therefore, our CEO Pay Ratio is approximately 25:1.

Methodology and Pay Ratio

We identified the median employee using our employee population on December 31, 2024 (including, as applicable, all employees, whether employed on a full-time, part-time, seasonal or temporary basis), as permitted under the relevant rules, we identified the median employee by use of a “consistently applied compensation measure” (“CACM”). We chose a CACM that closely approximates the annual total cash compensation of our employees and so, we believe, also the relative total annual compensation of our employees. Specifically, we identified the median employee by aggregating, for each employee as of December 31, 2024: (1) 2024 base pay and (2) 2024 cash bonus. In identifying the median employee, we did not annualize the compensation values of individuals that joined our Company during 2024. For employees paid in a foreign currency, we converted their total cash compensation to U.S. dollars using the average exchange rate used in our 2024 financial statements, as set forth in our Annual Report on Form 10-K, at the rate of £1.00 to $1.28 and €1.00 to $1.18. After applying our CACM methodology, we identified the median employee. Once the median employee was identified, we calculated the median employee’s annual target total direct compensation in accordance with the requirements of the Summary Compensation Table.

This information is being provided for compliance purposes and is a reasonable estimate calculated in a manner consistent with the SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Neither the Committee nor management of the Company used the CEO Pay Ratio measure in making compensation decisions.

PAY VERSUS PERFORMANCE
The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how we or the Committee view the link between our performance and named executive officer pay. For further information regarding our compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer to “Executive Compensation—Compensation Discussion and Analysis.” For the most recently completed fiscal year, we did not use any “financial performance measures” (as defined in Item 402(v) of Regulation
S-K)
to link compensation paid to the named executive officers by Company performance. Accordingly, we have omitted the tabular list of financial performance measures otherwise required by Item 402(v), and the Pay Versus Performance table below does not include a column for a “Company-Selected Measure” within the meaning of Item 402(v). All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of ours under the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent we specifically incorporate such information by reference.
Required Tabular Disclosure of Pay Versus Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Act, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and non-PEO
named executive officers
(“Non-PEO
NEOs”) and our performance for the fiscal years listed below. The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to
non-PEO
NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation
S-K.
Use of “Compensation Actually Paid” is required by the SEC’s rules and, as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Compensation Discussion and Analysis” section above.
Pay Versus Performance

Fiscal Year	Summary Compensation Table Total for First PEO	Compensation Actually Paid to First PEO	Summary Compensation Table Total for Second PEO 1	Compensation Actually Paid to Second PEO 2	Average Summary Compensation Table Total for non-PEO NEOs 1	Average Compensation Actually Paid to non-PEO NEOs 2	Value of Initial Fixed $100 Investment Based on:		Net Income ($M) 4
							SLN Total Shareholder Return 3	Peer Group Total Shareholder Return 3
2024	$3,693,970	($3,803,950)	$0	$0	$1,438,125	($375,513)	$28.80	$93.47	($45.31)
2023	$9,099,969	$9,739,078	$0	$0	$2,019,064	$2,113,127	$72.71	$94.01	($54.23)
2022	$6,039,265	$4,969,998	$4,222,263	($4,767,311)	$1,177,674	($29,774)	$63.83	$89.88	($50.33)

(1)
Mr. Tooman was our “First PEO” for each year presented in this table; Mark Rothera was our Chief Executive Officer for part of 2022 before his departure from the Company, and accordingly he is the “Second PEO” for purposes of this table. The individuals comprising the
Non-PEO
NEOs for 2024 and 2023 are our other named executive officers: Ms. Hellums and Dr. Romano. The non-PEO
NEOs for 2022 are Ms. Hellums and Giles Campion.

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation
S-K
and do not reflect compensation actually earned, realized, or received by our named executive officers. These amounts reflect the amounts in the Total column of the Summary Compensation Table above with certain adjustments made in accordance with Item 402(v) of Regulation
S-K
as follows:

Fiscal Year	Executives	Total from Summary Compensation Table	Grant Date Value of New Awards	Year End Value of Unvested New Awards	Change in Value of Unvested Awards Granted in Prior Fiscal Years	Change in Value of Vested Awards Granted in Prior Fiscal Years	Fair Value of Vested Awards Granted and Vested in Current Fiscal Year	Fair Value at End of Prior Fiscal Year of Awards That Failed to Meet Vesting Conditions	Total Equity Award Adjustments	Compensation Actually Paid
2024	PEO: Craig Tooman	$3,693,970	($2,689,796)	$707,858	($5,792,293)	$276,312	$0	$0	($4,808,124)	($3,803,950)
	Non-PEO NEOs	$1,438,125	($793,475)	$208,814	($1,320,708)	$91,731	$0	$0	($1,020,163)	($375,513)
2023	PEO: Craig Tooman	$9,099,969	($7,636,244)	$7,433,279	$857,133	($745,252)	$730,193	$0	$8,275,353	$9,739,078
	Non-PEO NEOs	$2,019,064	($1,328,132)	$1,587,922	$96,082	($211,788)	$93,039	($143,060)	$1,422,195	$2,113,127
2022	PEO: Mark Rothera	$4,222,263	($3,253,379)	$0	$0	($987,555)	$39,195	($4,787,835)	($5,736,196)	($4,767,311)
	PEO: Craig Tooman	$6,039,265	($5,264,235)	$4,672,051	($670,889)	($280,195)	$474,000	$0	$4,194,968	$4,969,998
	Non-PEO NEOs	$1,177,674	($1,172,295)	$861,045	($360,937)	($653,774)	$118,512	$0	($35,154)	($29,774)

(3)
For the relevant fiscal year, “SLN Total Shareholder Return” represents the cumulative total shareholder return (“TSR”) of our ADSs (each representing three ordinary shares) and of the Nasdaq Biotechnology Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation
S-K
included in our Annual Report for the year ended December 31, 2024. The comparison assumes $100 was invested for the period starting December 31, 2021, through the end of the listed year in our ADSs and in the Nasdaq Biotech Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(4)	The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable year included in our Annual Report for the year ended December 31, 2024.
Required Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance
In accordance with Item 402(v) of Regulation
S-K,
we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.
Relationship Between PEO and
Non-PEO
NEO Compensation Actually Paid and TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs and the average Compensation Actually Paid to our
Non-PEO
NEOs on the one hand, and our cumulative TSR over the three most recently completed fiscal years on the other hand, and the NASDAQ Biotech TSR over the same period.

Relationship Between PEO and
Non-PEO
NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs and the average of Compensation Actually Paid to our
Non-PEO
NEOs on the one hand, and our Net Income during the three most recently completed fiscal years on the other.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of Silence Therapeutics plc under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent we specifically incorporate such information by reference.

ADDITIONAL INFORMATION
U.K. Statutory Annual Accounts and Reports of the Board and Auditors of Silence Therapeutics plc for the year ended December 31, 2024
Consistent with its obligations under the Companies Act, our board of directors will present at the AGM our 2024 U.K. Annual Report, which has been approved by and, where appropriate, signed on behalf of our board of directors and will be delivered to the Registrar of Companies in the United Kingdom following the AGM. A copy of our U.K. statutory directors’ remuneration report, including the annual report on remuneration and the existing remuneration policy, is included as Annex A to this proxy statement. A complete copy of our 2024 U.K. Annual Report, including the statutory board of directors report, strategic report and auditor’s report on our U.K. accounts is being sent, or made available, separately to you as part of the Proxy Materials. We will provide our shareholders with an opportunity to raise questions in relation to the 2024 U.K. Annual Report at the AGM.
Shareholders’ Rights to Call a General Meeting
Our shareholders have the right to call a meeting of our shareholders. The Companies Act generally requires the directors to call a general meeting once we have received requests to do so from shareholders representing at least 5% of our paid-up
shares entitled to vote at a general meeting. The Companies Act generally prohibits shareholders of a U.K. public limited company from passing written resolutions. However, significant shareholders would, in any case, still have the power to call a general meeting and propose resolutions. These provisions are mandatory under the Companies Act and cannot be waived by our shareholders.
Shareholder Proposals and Director Nominations for 2026 Annual General Meeting
Pursuant to the various rules promulgated by the SEC and without prejudice to the rights of a shareholder of record under the Companies Act, shareholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2026 annual general meeting of shareholders may do so by following the procedures set forth in Rule
14a-8
under the Exchange Act.
In order to be considered for inclusion in our proxy statement for our 2026 annual general meeting of shareholders, shareholder proposals must be received by our Company Secretary in writing at c/o Silence Therapeutics plc, 72 Hammersmith Road, London W14 8TH, United Kingdom no later than 120 days before the anniversary of the date on which we sent our proxy materials for the AGM, or January 7, 2026. However, if the date of such annual general meeting is more than 30 calendar days from the date of the anniversary of the AGM, then the notice must be received by our Company Secretary a reasonable time before we begin to print and send our proxy materials.
Shareholder proposals submitted for consideration at our 2026 annual general meeting of shareholders, but not submitted for inclusion in our proxy statement for our 2026 annual general meeting of shareholders, must be received by our Company Secretary at our principal executive offices, 72 Hammersmith Road, London W14 8TH, United Kingdom no later than 45 days before the anniversary of the date of the AGM, or May 12, 2026. However, if the date of the 2026 annual general meeting is changed by more than 30 calendar days from the date of the anniversary of the AGM, the notice must be received by our Company Secretary at least 45 days prior to the date we intend to distribute our proxy materials with respect to the 2026 annual general meeting. If a shareholder does not timely provide notice as described above, proxies solicited on behalf of our management for the 2026 annual general meeting will confer discretionary authority to vote with respect to any such matter, as permitted by Rule
14a-4
of the Exchange Act.
Under section 338 of the Companies Act, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting, or at least 100 shareholders entitled to vote at an annual general meeting and who hold, on average, shares with a paid up nominal value of at least £100 per shareholder, may require us to give notice of a resolution to be moved at the annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by us at the Office of the Company Secretary, 72 Hammersmith Road, London W14 8TH, United Kingdom at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders.

In addition to satisfying the forgoing requirements under our articles of association and the Companies Act, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 27, 2026.

Shareholder Rights

Under section 527 of the Companies Act, members meeting the threshold requirement set out in that section have the right to require us to publish on a website a statement setting out any matter relating to:

(i) the audit of our accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the AGM; or

(ii) any circumstance connected with our auditor ceasing to hold office since the previous meeting at which annual accounts or reports were laid in accordance with section 437 of the Companies Act.

We may not require the shareholders requesting any such website publication to pay our expenses in complying with sections 527 or 528 of the Companies Act. Where we are required to place a statement on a website under section 527 of the Companies Act, we must forward the statement to our auditor not later than the time when we make the statement available on the website. The business which must be dealt with at the AGM includes any statement that we have been required, under section 527 of the Companies Act, to publish on a website.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Materials with respect to two or more shareholders sharing the same address by delivering a single set of Proxy Materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” the Proxy Materials. A single set of Proxy Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Proxy Materials, please notify your broker or us. Direct your written request to c/o Silence Therapeutics plc, 72 Hammersmith Road, London W14 8TH, United Kingdom, Attn: Rhonda Hellums, Company Secretary. Shareholders who currently receive multiple copies of the Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Questions

If you have any questions or need more information about the AGM please write to us at:

c/o Silence Therapeutics plc

Attn: Rhonda Hellums, Company Secretary

72 Hammersmith Road

London W14 8TH

United Kingdom

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is available without charge upon written request to: c/o Silence Therapeutics plc, 72 Hammersmith Road, London W14 8TH, United Kingdom, Attn: Rhonda Hellums, Company Secretary.

ANNEX A

Remuneration Committee Report

Having the right team to execute on an internationally competitive strategy in the fast-moving field of RNAi is a key priority for the Board and the Company.

James Ede-Golightly

Chair of the Remuneration Committee

Dear Shareholder,

On behalf of the Remuneration Committee (the “Committee”), I am pleased to present our Directors’ remuneration report for the year ended 31 December 2024.

Having the right team to execute on an internationally competitive strategy in the fast-moving field of RNAi is a key issue for the Board and the Company. Craig Tooman has served as our President, Chief Executive Officer and as a member of our board of directors since February 2022. Craig has experience in the biopharmaceutical industry spanning more than 30 years, including 15 years of experience as a public company CEO and CFO. In February 2022 we also appointed Rhonda Hellums as our Chief Financial Officer. Rhonda has over 25 years of corporate finance, accounting, strategic planning, M&A, treasury management, investor and public relations experience, largely in the biopharmaceutical industry. Though she is not a U.K director, she sits in on all board meetings.

We continue to deliver a remuneration programme that rewards both achievement of short-term goals and fulfilment of our longer-term objectives, linked with the ultimate exploitation of our platform and its application in generating novel RNAi medicines. We recognise the need to retain and motivate Executive Directors and the senior management team and avoid making remuneration decisions solely based on shorter-term volatility. Accordingly, we include two performance-based elements in our remuneration programme: a shorter-term annual bonus programme, with payment amounts based on the previous year’s achievement against pre-set goals for that year; and a longer-term equity-based programme of share options, vesting over four years and directed towards the achievement of substantial, longer-term strategic objectives. The short-term programme and the long-term incentive programme are providing a balance designed to incentivise Executive Directors and senior management to work toward achievement of the corporate strategy.

During the year, share options were awarded to Craig Tooman; vesting dates for these options are detailed later in this report. This remuneration policy has the intention of ensuring that Silence is in line with biotech industry best practices.

James Ede-Golightly

Chair of the Remuneration Committee

Directors’ Remuneration Policy

This part of the Remuneration Report sets out the Remuneration Policy and has been prepared in accordance with the Large and Medium-sized Companies and Groups (Accounts and Reports) (Amendment) Regulations 2013, the Companies (Miscellaneous Reporting) Regulations 2018, and the Companies (Directors’ Remuneration Policy and Directors’ Remuneration Report) Regulations 2019.

The remuneration report sets out the Directors’ remuneration policy approved by a binding vote of shareholders on 17 May 2024 and which took effect on that date. Thereby, as intended the remuneration policy will remain in effect from the date of approval and apply for a maximum period of three years (or until a revised policy is approved by shareholders). The Remuneration Policy is unchanged this year, and as such is not subject to a shareholder vote.

The scenario charts have been updated to reflect the intended application of the approved policy for the 2025 financial year and references to prior financial years have been updated where appropriate to aid understanding. A copy of the shareholder-approved policy (including the scenario charts for the 2024 financial year) is in this Annual Report and Financial Statements for the Year Ended 31 December 2024, which is available on the Company’s website.

The policy is designed to align to the Company’s strategy and business model and to reflect the Committee’s remuneration philosophy, as summarised below.

Philosophy: Support value creation for shareholders over the longer term and create alignment with shareholders
	Fixed Remuneration			Variable Remuneration
Element	Base Salary	Benefits	Pension	Annual Bonus	EIP
How it is influenced by the remuneration philosophy	Assessed with reference to industry compensation benchmarks	Assessed with reference to industry compensation benchmarks	Assessed with reference to industry compensation benchmarks	Set considering industry benchmarking data and consistent with positions held.	The more significant element of the package linked to longer-term share performance.
				Determined by corporate and individual targets that support Silence’s annual goals and its overall strategy.	Under the Silence Therapeutics plc 2024 Equity Incentive Plan with Non-Employee Sub-Plan and CSOP Sub-Plan (the “EIP”), equity awards, can be issued with performance and/or time based criteria.

In developing its policy, the Committee has regard to the policy for remuneration of employees across the Company. The Directors’ remuneration policy was set considering the pay and conditions for other employees and the Committee does not engage in a wider consultation with employees on the policy. Remuneration across the Company is implemented in the following ways:

•

All employees are rewarded with a remuneration package that includes certain key benefits such as life assurance, private medical insurance, 401(k) matching, access to pension benefits (or cash in lieu), and eligibility to receive a bonus. All employees are eligible to participate in Silence’s EIP. Internal reviews are carried out to ensure that levels of remuneration for all key employees are up to date and competitive within the sector.

•	The bonus arrangements for our Executive Directors and employees are designed to reward performance, and all individuals work towards challenging corporate and individual goals.

•

In setting the remuneration policy for Directors, the pay and conditions of other employees are taken into account, including any base salary increases awarded. The Committee is provided with data on the remuneration structure for management level tiers below the level of Executive Director and uses this information to ensure consistency of approach throughout the Company. The views of shareholders expressed in respect of Directors’ remuneration were considered when formulating the Directors’ remuneration policy. The remuneration of senior executives below Board level is reviewed by the Committee on an annual basis. The remuneration packages of these executives are broadly consistent with the policy outlined above, with the overall impact of the role and the individual being considered as well as relevant market comparative data, save that lower bonus percentages and lower share option opportunities are applicable.

Remuneration Policy Table

The table in the following pages sets out, for each element of pay, a summary of how remuneration is structured and how it supports the Company’s strategy.

Executive Directors

Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics
Base Salary

To attract and retain executives of the highest calibre who are capable of delivering the Company’s strategic objectives, reflecting the individual’s experience and role within the Company.

Base salary is designed to provide an appropriate level of fixed income to avoid an over-reliance on variable pay elements that could encourage excessive risk taking.

The Committee aims to set base salary at levels that are broadly aligned with the mid-points for equivalent roles in comparable global companies, adjusted to reflect Company size and complexity.

Salaries are normally reviewed annually, and changes are generally effective from 1 January.

The annual salary review of the Executive Directors takes into consideration a number of factors, including, but not limited to:

•  business performance;

•  salary increases awarded to the overall employee population;

Executive Director level salaries are determined considering industry benchmarking data.

Base salary increases are awarded at the discretion of the Committee; however, salary increases will normally be no greater than the inflationary pay rises awarded to the wider workforce.

Executive Director level salaries are approved by the Committee in line with corporate performance and are consistent with the role currently being undertaken by the individual.

Where there has been a change in the role or, if the individual is new to the role, initial base salary may be set at a lower level and/or future increases

No formal metrics, although any increases take account of Company performance and Executive Director appraisal against/objectives.

Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics

•  skills and experience of the individual over time;

•  scope of the individual’s responsibilities;

•  changes in the size and complexity of the Company;

market competitiveness and UK, European and US market practice; and the underlying rate of inflation.

could be higher. Subsequent demonstration of strong performance may also result in a salary increase that is higher than that awarded to the wider workforce.

Benefits
Benefits in kind offered to Executive Directors are provided on a market-competitive basis, to assist with their recruitment and retention.

The Company aims to offer benefits that are in line with market practice.

The main benefits currently provided include private health insurance, dental, life insurance and retirement plan. The Company may make a cash payment to provide a gross up where penalty taxes are payable under section 280G of the US Internal Revenue code of 1986, as amended in connection with a change of control. The Committee will consider whether this is appropriate taking into account the circumstances of the transaction.

In addition, the Company will pay for (i) the preparation and submission of annual tax returns in the UK and USA up to a maximum of USD$10,000 per year, and (ii) reasonable attorney’s

		There is no defined maximum value for benefits, but the Committee will consider the aggregate value of any such benefits when determining what should be offered.	Not performance related. No claw-back will be applied in relation to benefits.

Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics

fees for the review of an Executive Director’s employment agreement and related documents, up to a maximum of USD$10,000.

Under certain circumstances the Company may offer relocation allowances or assistance.

Travel, accommodation and any reasonable business-related expenses (including tax thereon) may be reimbursed.

Executive Directors may become eligible for other benefits in future where the Committee deems it appropriate. Where additional benefits are introduced for the wider workforce, Executive Directors may participate on broadly similar terms.

Executive Directors are eligible to participate in the Company’s all-employee share plans from time to time on the same terms as other employees in the jurisdiction in which they are engaged.

Pensions
The Company aims to provide market- competitive retirement benefits, as a retention tool and to reward sustained contribution.

The Company operates a defined contribution scheme and all employees, including Executive Directors, are invited to participate. Payments are made directly to a nominated pension scheme or, where payments are made in cash, delivered monthly through payroll.

Cash payments in lieu of pension contributions may be made.

		Employee contributions are matched two-fold by employer contributions up to a maximum employer contribution of 10%. Employees may contribute more than 5% themselves, but the Company will not provide any further employer contributions above this level.	Not performance related. No claw-back will be applied in relation to pensions.

Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics
Annual Performance Bonus
An annual cash bonus rewards the achievement of objectives that support the Company’s corporate goals and delivery of the business strategy.

Objectives are agreed with the Committee, and the Board, at the start of each financial year although the Committee retains the discretion to amend objectives during the year if it considers that objectives are no longer appropriate.

Different performance measures and weightings may be used each year, as agreed with the Committee, to consider changes in the business strategy.

Bonuses are paid at the discretion of the Committee.

The Committee considers overall corporate performance and individual performance when determining the final bonus amount to be awarded and the Committee may adjust any formulaic outcomes accordingly. A deferral period may be applied to bonuses.

Bonuses are normally paid in cash (but may be paid in the form of an equity award).

The Committee may, in appropriate circumstances, override the formulaic outcome to amend the bonus payout or provide for an additional bonus payment, should this not, in the view of the Committee, reflect overall business performance or individual contribution or

Annual cash bonuses have a target of up to 60% of base salary and a maximum payout for “stretch” performance of up to 100% of base salary for the Executive Directors.

Executive Director level bonuses are approved by the Board in line with corporate performance and are consistent with the role currently being undertaken by the individual.

The Board can exercise discretion in setting contractual target bonus rates for new Executive Directors above 60%, with discretion exercised with respect to total compensation.

The bonus is performance based and the final payout is entirely at the discretion of the Company.

The Committee may, in appropriate circumstances, waive the maximum target bonus opportunity for Executive Directors where an additional bonus payout is made to reflect overall business performance, individual contribution or the achievement of separate targets, such as the completion of a transaction.

Corporate goals typically include development of pipeline and platform, partnering successes, revenue generation, strengthening of intellectual property and control of cash expenditure, although the Committee has the discretion to set other targets.

Individual goals set are specific, measurable and are linked to the Company’s longer-term strategy.

The Committee may, in appropriate circumstances, disapply any performance measures or award a bonus without such performance measures or apply different performance criteria, such as the completion of a transaction, should they not, in the view of the Committee, reflect overall business performance or individual contribution.

The amount of erroneously awarded compensation resulting from an accounting restatement due to the material noncompliance with any financial reporting requirement under United States securities laws will be subject to clawback under the Company’s clawback policy.

Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics
in connection with a corporate transaction such as a change of control. If the Committee provides for additional bonus payments, the Committee has the discretion to set the terms and value of such bonus payment.

Equity Based Awards (EIP or any successor equity incentive plan)
The Remuneration Committee believes that a key component of the overall remuneration package is the provision of equity awards to senior executives through an EIP, which is designed to develop a culture which encourages strong corporate performance on an absolute and relative basis to align with shareholder interests.

EIP awards granted to Executive Directors have typically taken the form of market value options vesting over time, although different forms of awards may also be granted in accordance with the EIP rules. The Committee may also vary the vesting schedule of awards as it considers appropriate.

The Committee has discretion to decide whether and to what extent any deferral or holding period applies to awards or to the shares acquired following the vesting of awards.

With the approval of the Company’s shareholders, the Committee may unilaterally modify the terms of share options, in particular to reprice underwater options to provide for a lower exercise price.

There is no defined maximum opportunity under the EIP. The value of Executive Director awards under the EIP are approved by the Committee and reflect the role, duties and responsibilities currently being undertaken by the individual.

The Committee can exercise discretion when setting the value of EIP awards for new Executive Directors taking into account such Executive Director’s total compensation package.

The Committee seeks to establish equity-based remuneration competitive to that offered by a set of comparable companies with whom the Company may compete for talent.

Vesting of EIP awards is generally subject to continued employment and may also be subject to the achievement of performance conditions aligned with the Company’s strategic plan. Whether performance measures shall apply, and if so, their weightings and the period over which performance is tested will be determined by the Committee.

The Committee has the discretion to utilise differing types of performance criteria, measures and performance periods for future option grants, should it believe they are more relevant.

The Committee may adjust the formulaic EIP outcome to ensure it takes account of any major changes to the Company (e.g. as a result of M&A activity) and is a fair reflection of the underlying financial performance of the Company over the performance period.

Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics

The Committee has flexibility to vary the mix of measures or introduce new measures for each subsequent award taking into account business priorities at the time of grant. The Committee may amend, relax or waive performance conditions if it considers that they have become unfair or impractical. This will help ensure that vesting reflects overall Company performance during the period.

Further details, including the vesting terms and any performance targets attached to the EIP in respect of each year, will be disclosed in the relevant Annual Report on Remuneration.

The amount of erroneously awarded compensation resulting from an accounting restatement due to the material noncompliance with any financial reporting requirement under United States securities laws will be subject to clawback under the Company’s clawback policy.

Chair and Non-Executive Directors

Purpose and Link to Strategy	Operation	Maximum opportunity	Performance Metrics
Cash Fees
Set at a level that is sufficient to attract and retain high-calibre non-executives who contribute to the business.

Non-Executive Directors receive an annual retainer paid in cash, comprising a base fee plus additional fees for Committee Chairpersonship or membership.

Such fees are set based on peer group comparator data.

Non-Executive Directors who participate and serve on any membership committee or advisory board of or for the Company may also receive a retainer paid in cash annually or for each meeting attended. Such fees are set based on peer group comparator data.

The Chair’s fee is reviewed annually by the Committee (without the Chair present). Fee levels for the Non-Executive Directors are determined by directors upon the recommendation of the Committee.

When reviewing fee levels, account is taken of market movements in fee levels, Board committee responsibilities, ongoing time commitments and the general economic environment.

In exceptional circumstances, if there is a temporary yet material increase in the time commitments for Non-Executive Directors, the Board may pay additional fees to recognise that additional workload.

		When reviewing fee levels, account is taken of market movements in the fees of Non-Executive Directors, Board Committee responsibilities and ongoing time commitments.	Not performance related. No claw-back applies in relation to fees.

Purpose and Link to Strategy	Operation	Maximum opportunity	Performance Metrics
Benefits
Set at a level that is sufficient to attract and retain high-calibre non-executives who contribute to the business.	Non-Executive Directors do not receive any benefits in connection with their roles other than Company life insurance and reimbursement of travel costs for attendance at Board meetings. This may be reviewed in the future.	When reviewing benefits, account is taken of market movements in the fees of Non-Executive Directors, Board Committee responsibilities and ongoing time commitments.	Not performance related. No claw-back applies in relation to benefits.

Equity Based Awards
Set a level that is sufficient to attract and retain high-calibre non-executives who contribute to the business.

Non-Executive Directors may receive equity awards under the EIP (or options, share appreciation rights, restricted shares, restricted share units or such other form as may be permitted by any other equity incentive plan operated by the Company from time to time), with careful consideration being made with respect to ensuring their independence. The Committee may, in its sole discretion, provide for deferred settlement of RSUs awarded to a Non-Executive Director.

With the approval of the Company’s shareholders, the Committee may unilaterally modify the terms of share options, in particular to reprice underwater options to provide for a lower exercise price.

There is no maximum award level for equity awards to Non-Executive Directors.

The size of the equity awards is determined by the full Board, upon recommendation of the Committee.

When reviewing equity-based awards, account is taken of market movements in the fees of Non-Executive Directors, Board Committee responsibilities and ongoing time commitments.

Not performance related. No claw-back applies in relation to Non-Executive Director equity-based awards.

Notes to the policy table

Legacy arrangements

For the duration of this policy, the Company will honour any commitments made in respect of current or former directors before the date on which either: (i) the policy becomes effective; or (ii) an individual becomes a director, even when not consistent with the policy set out in this report or prevailing at the time such commitment is fulfilled, in each case subject to the terms of any prior policy in place at the time such awards or commitments were granted or made, if applicable.

Performance conditions

The choice of annual bonus performance metrics reflects the Committee’s belief that any incentive remuneration should be appropriately challenging and tied to the delivery of key strategic objectives intended to ensure that Executive Directors are incentivised to deliver across a range of objectives for which they are accountable. The Committee has retained flexibility on the specific measures which will be used to ensure that any measures are fully aligned with the strategic imperatives prevailing at the time they are set.

The bonus targets for the forthcoming year will be set out in general terms, subject to limitations with regards to commercial sensitivity. The full details of the targets will be disclosed when they are in the public domain and are no longer considered commercially sensitive.

Where used, performance conditions applicable to EIP awards (or other equity incentive plans operated by the Company from time to time) will be aligned with the Company’s objective of delivering superior levels of long-term value to shareholders. Prior to each award, the Committee has flexibility to select measures that are fully aligned with the strategy prevailing at the time awards are granted.

The Committee will review the calibration of targets applicable to the annual bonus, and the EIP in years where performance measures apply, annually to ensure they remain appropriate and sufficiently challenging, taking into account the Company’s strategic objectives and the interests of shareholders.

Recovery and withholding

On 8 November 2023, the board of directors of the Company adopted a new incentive compensation recoupment policy providing for the Company’s recoupment of recoverable incentive compensation that is received by certain executive officers of the Company under certain circumstances. Such clawback policy is designed to comply with, and shall be interpreted to be consistent with, Section 10D of the Exchange Act, Rule 10D-1 promulgated thereunder and Nasdaq Listing Rule 5608.

The Committee retains the discretion to update or amend the clawback policy from time to time in order to maintain compliance with applicable laws, regulatory requirements and best practice from time to time.

Differences in remuneration policy between Executive Directors and other employees

The overall approach to reward for employees across the workforce is a key reference point when setting the remuneration of the Executive Directors. When reviewing the salaries of the Executive Directors, the Committee pays close attention to pay and employment conditions across the wider workforce and in normal circumstances (excluding promotions) the increase for Executive Directors will be no higher than the average increase for the general workforce.

The key difference between the remuneration of Executive Directors and that of our other employees is that, overall, at senior levels, remuneration is increasingly long-term, and ‘at risk’ with an emphasis on performance-related pay linked to business performance and share-based remuneration. This ensures that remuneration at senior levels will increase or decrease in line with business performance and provides alignment between the interests of Executive Directors and shareholders.

Discretions retained by the Committee

The Committee will operate annual bonus arrangements and the EIP according to their respective rules (if any) and in accordance with any applicable legislation where relevant.

The Committee retains discretion, consistent with market practice, over a number of areas relating to the operation and administration of these arrangements and the policy in general. This includes, but is not limited to, the following:

•	The participants in incentive arrangements;

•	The timing of any awards or payments;

•	The size of any awards or payments and the vehicle with which they are delivered;

•	The treatment of outstanding awards on a change of control or other corporate events;

•	The treatment of leavers based on the rules of the plan (where applicable), the internal policies of the Company and appropriate treatments described therein;

•	Adjustments in certain circumstances (such as a rights issue, corporate restructuring or payment of a special dividend);

•	The applicability and selection of performance measures and targets applying each year;

•	Any adjustments to performance measures and targets to reflect changes in circumstances that are expected to have a material impact on the intended difficulty of the targets; and

•	Whether malus and/or clawback shall be applied to any award in the relevant circumstances and, if so, the extent to which it shall be applied.

The Committee retains the discretion to award ad hoc bonus payments in addition to annual bonus, or to adjust annual bonus and/or equity incentive awards, if an event or circumstance occurs which means outcomes do not reflect the overall business performance, individual contribution or external factors which impacts the workforce such as in connection with a corporate event such as a change of control. Any use of the above discretion would, where relevant, be explained in the Annual Report on Remuneration and may, as appropriate, be the subject of consultation with the Parent Company’s major shareholders.

The Committee will consider formulaic outcomes of incentive arrangements and will have the discretion to override these where appropriate, taking into account a holistic view of performance and/or wider stakeholder experience, such as in connection with a corporate event such as a change of control. Any use of the above discretions would, where relevant, be explained in the annual report on remuneration and may, as appropriate, be the subject of consultation with the Company’s major shareholders.

The Committee may make minor amendments to the policy (for regulatory, exchange control, tax or administrative purposes or to take account of a change in legislation) without obtaining shareholder approval for that amendment.

Shareholder views

The Committee will consider shareholder feedback received following the AGM, as well as any additional feedback and guidance received from time to time when considering any significant changes to the Company’s remuneration arrangements. This feedback will be considered by the Committee as it develops the Company’s remuneration framework and practices going forward. Assisted by its independent adviser, the Committee also actively monitors developments in the expectations of institutional investors and their representative bodies.

Employment conditions

The Committee is regularly updated throughout the year on pay and conditions applying to Company employees. Where significant changes are proposed to employment conditions and salary levels elsewhere in the Company these are highlighted for the attention of the Committee at an early stage and the Committee will take such employment considerations into account when setting directors’ remuneration.

Whilst the Committee does not currently consult directly with employees regarding its policy for directors, the Committee is considering the best method of bringing the employee voice to the boardroom.

Other Remuneration Policies

Executive Directors’ Service Contracts

Executive Directors have rolling service agreements (entered into with the Company or a subsidiary thereof) which may be terminated in accordance with the terms of these agreements. The period of notice for Executive Directors (to be given by the employer or the Executive Director) will not normally exceed 12 months’ notice. Executive Directors’ service agreements are available for inspection at the Company’s registered office during normal business hours and will also be available to the public if required to be filed by the Parent Company with the SEC. The terms of the current Executive Director’s service contract are:

Name	Position	Date of amended and restated employment agreement	Notice period for the Executive
Craig Tooman	Chief Executive Officer	5 March 2022	No notice period for the Company 45 days’ for the Executive Director

The Executive Director may accept outside appointments, with prior Board approval, provided that these opportunities do not negatively impact on their ability to fulfil their duties to the Company. Whether any related fees are retained by the individual or are remitted to the Company will be considered on a case-by-case basis.

Executive Director Termination and Loss of Office Payments

The Company’s policy on remuneration for Executive Directors who leave the Company is set out below. The Committee will exercise its discretion when determining amounts that should be paid to leavers (other than in respect of the relevant leaver’s contractual entitlements which will be respected), taking into account the facts and circumstances of each case. If and where applicable, the Company may elect to make a payment in lieu of notice (“PILON”) equivalent in value to basic salary and contractual benefits for any unexpired portion of the notice period (but excluding any annual bonus or holiday entitlement that would have otherwise accrued during the notice period).

Where the Executive Director is terminated by the Company without “Cause” (as defined in the service agreement) or by the Executive Director for “Good Reason” (as defined in the service agreement), provided the Executive Director is not in breach of the restrictive covenants (including post-termination) applicable to them, severance pay and any entitlements in respect of the year to the date of termination in accordance with the applicable terms shall be paid to an Executive Director as set out below, subject to the Executive Director signing a release and waiver of claims:

Element of pay / benefit	Termination other than within 12 months after a relevant “Change of Control” (as defined in the service agreement)	Termination within 12 months after a relevant “Change of Control” (as defined in the service agreement)
Salary	Monthly payments equal to base salary in accordance with normal payroll practices, less any applicable taxes and withholdings for a period of 12 months	Monthly payments equal to base salary in accordance with normal payroll practices, less any applicable taxes and withholdings for a period of 18 months

Bonus	Any unpaid short-term bonus for any completed performance period and a pro rata bonus for the year	Any unpaid short-term bonus for any completed performance period and a pro rata bonus for the year

Element of pay / benefit	Termination other than within 12 months after a relevant “Change of Control” (as defined in the service agreement)	Termination within 12 months after a relevant “Change of Control” (as defined in the service agreement)
	in which the termination occurs based on the achievement of applicable performance goals	in which the termination occurs based on the achievement of applicable performance goals

Benefits	Provided continuation coverage is elected, payment of the amount of COBRA premiums that exceeds the monthly amount that would have been paid prior to termination, less any applicable taxes and withholdings until the earliest of (i) 12 months post termination; (ii) the date the executive first becomes eligible for healthcare benefits with a subsequent employer; and (iii) the date the executive is no longer eligible for COBRA benefits	Provided continuation coverage is elected, payment of the amount of COBRA premiums that exceeds the monthly amount that would have been paid prior to termination, less any applicable taxes and withholdings until the earliest of (i) 18 months post termination; (ii) the date the executive first becomes eligible for healthcare benefits with a subsequent employer; and (iii) the date the executive is no longer eligible for COBRA benefits

Equity awards	Awards treated in accordance with plan rules.	Awards vest in full on a Change of Control.

Where the Executive Director’s employment is terminated due to their incapacity or death, the Executive Director or their estate will be entitled to any unpaid short-term bonus for any completed performance period in such amount as may be earned and payable, if any, and a pro rata bonus for the year in which their termination occurs based on achievement of applicable performance goals. With respect to all vested equity awards, the Executive Director’s termination will be deemed a “Good Leaver Reason” or they will be deemed a “Good Leaver”, under the equity plan rules, as applicable.

The Company is against rewards for failure; the circumstances of any departure, including the individual’s performance, would be taken into account in every case. Statutory redundancy payments may be made. Service agreements may be terminated for cause and in certain circumstances, such as gross misconduct or any other material breach of the obligations under their employment contract without payment in lieu of notice if applicable or severance benefits. The Company may require the individual to work during their notice period (if applicable) or may place them on garden leave during which they would be entitled to full pay and benefits.

Except in the case of dismissal for cause or gross misconduct or resignation, the Company may at its absolute discretion reimburse for reasonable professional fees relating to the termination of employment and, where an Executive Director has been required to re-locate, to pay reasonable repatriation costs, including possible tax exposure costs and/or settle any other amount the Committee considers reasonable including any statutory entitlements or sums to settle or compromise claims or potential claims in connection with a termination (including, at the discretion of the Committee, reimbursement for legal advice and provision of outplacement services). If post-termination services are to be provided by the Executive Director, the Company may also enter into a consultancy agreement with such Executive Director on such terms as may be agreed between the Company and the Executive Director at the time.

Non-Executive Directors’ Terms of Engagement

All Non-Executive Directors have specific terms of engagement which may be terminated on not less than three months’ notice by either party. The Chairman’s terms of engagement may be terminated on not less than six months’ notice by either party.

The remuneration of Non-Executive Directors is determined by the Board within the limits set by the Articles and based on a review of fees paid to Non-Executive Directors of similar companies.

A Board evaluation has been performed and the results of this exercise confirmed that all Non-Executive Directors were independent. The dates of appointment of each of the Non-Executive Directors serving at 31 December 2024 are summarised in the table below.

Non-Executive Directors	Date of appointment	Date of appointment letter
Michael Davidson	6 January 2021	5 January 2021
James Ede-Golightly	25 April 2019	3 August 2020
Dave Lemus	21 June 2018	3 August 2020
Iain Ross	25 April 2019	21 September 2020

Non-Executive Directors’ terms of engagement are available for inspection at the Company’s registered office during normal business hours and will be available for inspection at the AGM.

On termination of a Non-Executive Director’s appointment, the Company may enter into a consultancy agreement with such Non-Executive Director on such terms as may be agreed between the Company and the Non-Executive Director at the time.

Remuneration for New Appointments

Where it is necessary to recruit or replace an Executive Director, the Committee has determined that the new Executive Director will receive a compensation package in accordance with the provisions of the policy.

In setting base salaries for new Executive Directors, the Committee will consider the existing salary package of the new Director and the individual’s level of experience.

In setting the annual performance bonus, the Committee may wish to set different performance metrics (to those of other Executive Directors) in the first year of appointment. Where it is appropriate to offer a below-median salary on initial appointment, the Committee will have the discretion to allow phased salary increases over a period of time for a newly appointed Director, even though this may involve increases in excess of inflation and the increases awarded to the wider workforce.

The Committee may make buy out awards to a new Executive Director to facilitate the recruitment process. The amount of any such award would not exceed the expected value being forfeited and, to the extent possible, would mirror the form of payment, timing and degree of conditionality. Where awards are granted subject to performance conditions, these would be relevant to Silence Therapeutics plc. Any such award would only be made in exceptional circumstances and shareholders would be informed of any such payments at the time of appointment. Share-based awards would be made under the EIP or any successor plan.

In respect of internal appointments, any commitments entered in respect of a prior role, including variable pay elements, may be allowed to pay out according to their prior terms.

For external and internal appointments, the Committee may consider it appropriate to pay reasonable relocation or incidental expenses, including reasonable legal expenses. Tax equalisation may be considered if a Director is adversely affected by taxation due to their employment or engagement with the Company.

The terms of appointment for a Non-Executive Director would be in accordance with the remuneration policy for Non-Executive Directors as set out in the policy table.

Remuneration scenario for Executive Director

The charts below show an estimate of the 2025 remuneration package for the Executive Director under three assumed performance scenarios and these scenarios are based on the policy set out above which will be applicable if it is approved. No performance obligations apply to equity-based awards so they are not included.

Minimum (comprising fixed pay only)

Base salary as of 1 January 2025 of $655 thousand.

Target

Fixed pay as above.

Assumes target bonus of 60% of base salary.

Maximum

Fixed pay as above.

Assumes maximum bonus payout of 100% of base salary.

CEO
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$655,000
100%
$1,048,000
38%
63%
$1,310,000
50%
50%
Minimum
Target
Maximum

Remuneration Committee (the Committee)

Governance

In its decision-making process, the Committee takes account of information from both internal and independent sources and AON Solutions UK Ltd surveys. AON Solutions UK Ltd were appointed as remuneration consultants by the Committee based on their experience in the industry and relevant geographies via a tender process. AON Solutions UK Ltd advises the Committee on all aspects of senior executive remuneration and has kept the Committee up to date on remuneration trends and corporate governance best practice. AON Solutions UK Ltd does not have any other connection with the Company and is considered to be independent by the Committee. During the year ended 31 December 2024, fees charged by AON Solutions UK Ltd amounted to approximately £43 thousand (2023: £4 thousand).

The current members of the Committee are Michael Davidson, James Ede-Golightly, and Dave Lemus. Michael Davidson, James Ede-Golightly and Dave Lemus are deemed to be independent.

The Company’s Chief Executive Officer and Chief Financial Officer provide updates to the Committee, as required, to ensure that the Committee is fully informed about pay and performance issues throughout the Company. The Committee takes these factors into account when determining the remuneration of the Executive Directors and senior executives.

No Executive Director or employee can participate in any discussion directly relating to their own personal conditions of service or remuneration.

No conflicts of interest have arisen during the year and none of the members of the Committee has any personal financial interest in the matters discussed, other than as option holders. The fees of the Non-Executive Directors are approved by the Board on the joint recommendation of the Committee and the Chief Executive Officer.

The Committee met 4 times in 2024.

Director	Meetings attended
James Ede-Golightly	4/4
Michael Davidson	4/4
Dave Lemus	4/4

Role

The Committee’s principal function is to support the Company’s strategy by ensuring that those individuals responsible for delivering the strategy are appropriately incentivised through the operation of the Company’s remuneration policy. In determining the Company’s current policy, and in constructing the remuneration arrangements for Executive Directors and senior employees, the Board, advised by the Committee, aims to provide remuneration packages that are competitive and designed to attract, retain and motivate Executive Directors and senior employees of the highest calibre, and align incentives with shareholder interest.

The Committee is responsible for:

•

setting a remuneration policy that is designed to promote the long-term success of the Company, including pension rights and any compensation payments, and review the on-going appropriateness and relevance of the remuneration policy;

•	ensuring that the remuneration of the Executive Director and other senior executives reflects both their individual performance and their contribution to the overall Company results;

•

determining the terms of employment and remuneration of the Executive Director and senior executives, including recruitment and retention terms, whilst having regard to pay and employment conditions across the Company or group;

•	ensuring that contractual terms on termination, and any payments made, are fair to the individual, and the Company, that failure is not rewarded and that the duty to mitigate loss is fully recognized;

•	approving the design and performance targets of any annual incentive arrangements that include the Executive Director and senior executives;

•	approving the design and performance targets, where applicable, of all share incentive plans requiring shareholder approval;

•	rigorously assessing the appropriateness and subsequent achievement of the performance targets related to any incentive arrangements;

•	determining each year whether awards will be made under the incentive arrangements, and if so, the overall amount of such awards;

•	recommending to the Board the fees to be paid to the Chair. The Chair is excluded from this process;

•	gathering and analysing appropriate data from comparator companies in the biotech sector;

•	the selection and appointment of the external advisers to the Committee to provide independent remuneration advice where necessary;

•	Approval to amend Remuneration Committee Charter to comply with Nasdaq requirements;

•

Each member of the committee will satisfy: (a) the independence and other requirements imposed by applicable law and the listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”); and (b) any other qualifications determined by the board; and

•

The chairperson will have the delegated authority to act on behalf of the committee in connection with (a) the negotiation and execution of engagement letters of compensation consultants, legal counsel or other advisors to be retained by the committee and (b) as may otherwise be determined by the committee.

Pay-for-Performance Scenario Analysis

The charts below provide an estimate of the potential reward opportunities for the Executive Director, and the potential split between different elements of remuneration under two performance scenarios: “Earned” and “Minimum”.

Craig Tooman

Compensation
£000
900
800
700
600
500
400
300
200
100
-
281
24
1
494
24
1
494
Earned
Minimum - Fixed
Salary
Benefits
Pension
Bonus
EIP

Amounts are shown in thousands (GBP).

The EIP award amounts shown represents the amount as shown in the directors’ remuneration table.

Annual Report on Remuneration

This section of the Remuneration report provides details of how our remuneration policy was implemented during the financial year ended 31 December 2024, and how it will be implemented during the year ending 31 December 2025.

This report splits certain information into that for Executive Directors and that for Non-Executive Directors.

Audited Information

Directors’ Remuneration – financial year ended 31 December 2024

The total remuneration of the individual Directors who served during the period is shown below. Total remuneration is the sum of emoluments for the period in service as a director plus Company pension contributions, and the value of long-term incentive awards vesting by reference to performance in the twelve months to 31 December 2024.

	Year	Basic Salary(a)	Benefits (b)	Bonus (c)	EIP (d)	Pension (e)	Total remuneration	Total fixed remuneration	Total Variable remuneration
		£000s	£000s	£000s	£000s	£000s	£000s	£000s	£000s
Executive Directors
Craig Tooman	2024	494	1	281	—	24	800	519	281
	2023	473	1	425	—	24	923	498	425
Non-Executive Directors
Iain Ross	2024	92	—	—	—	—	92	92	—
	2023	94	—	50	—	—	144	94	50
Alistair Gray (f)	2024	18	—	—	—	—	18	18	—
	2023	56	—	—	—	—	56	56	—
Dave Lemus	2024	46	—	—	—	—	46	46	—
	2023	47	—	—	—	—	47	47	—
James Ede-GoLightly	2024	44	—	—	—	—	44	44	—
	2023	45	—	—	—	—	45	45	—
Michael Davidson	2024	40	—	—	—	—	40	40	—
	2023	41	—	—	—	—	41	41	—

Notes to the Remuneration Table

(a)	This is the amount earned in respect of the financial year.
(b)	This is the taxable value of benefits paid or payable in respect of the financial year.
(c)	For 2024, this is the total bonus earned under the annual bonus scheme in respect of the financial year (despite being paid in the following financial year, following determination of final outcomes).
(d)

There were no performance obligations linked to the equity-based awards. The value of equity-based awards in the form of options in the table is based on the market value of underlying shares at the date of grant, less the applicable exercise price. This was nil because the exercise price is equal to the market value of the underlying shares at the date of grant. Refer to “Scheme interests awarded in 2024” below. Share price appreciation did not impact the value of awards. No discretion was exercised, and the determination of the levels of awards were not impacted, as a result of share price appreciation.

(e)	The amount shown relates to company contributions to the defined contribution scheme, plus any cash in lieu.
(f)	Mr. Gray served as a director until he resigned on 30 April 2024.

Annual Performance Bonus - 2024

In 2024, all employees were eligible for an annual discretionary cash bonus, whereby performance objectives are established at the beginning of the financial year by reference to suitably challenging corporate goals. Non-Executive Directors are not eligible for annual performance bonuses.

The Executive Director’s maximum bonus opportunity was 60% of salary (£296,000), with performance tested wholly against corporate goals. For all other employees the maximum bonus opportunities ranged from 8% to 40% of salary, depending on grade and the percentage attributable to individual goals for employees range from 30% to 150% depending on level.

Bonus payments are not pensionable.

The achievement against the scorecard of corporate goals was as follows:

	Target	Weighting	2024 achievement
		%	%
SLN360: milestone delivery	Achieve planned targets for the development of SLN 360	20.0	19.5
SLN124: milestone delivery	Achieve planned targets for the development of SLN 124	20.0	21.0
Manufacturing processes	Achieve planned manufacturing for all programmes	15.0	15.0
New business development deals	Secure high value business development deal	10.0	5.0
Candidate selection	Achieve planned activity and identification of new targets	10.0	9.5
Compliance and Quality:	Maintain regulatory compliance and quality systems	7.5	7.5
Achievement of financial targets	Maintain a cash runway and reporting on KPIs	17.5	17.5

Total		100.0	95.0

Achievement against objectives is given careful consideration by the Committee prior to finalisation. Each objective is reviewed for overall achievement. For some objectives, further entitlement was approved as the goals were overachieved. The Committee acknowledged the team’s significant progress in advancing our clinical-stage programmes in 2024, further financing key programmes, and expanding the US investor base. Therefore, the board determined an achievement score of 95% was fair and justifiable.

The Committee reviewed the formulaic outcome of the scorecard and concluded that the scorecard outcome, as shown above, reflected the performance of the Executive Directors in the year. The resulting annual bonus award was at 57% of salary (£281,000):

Scheme Interests

During the year ended 31 December 2024 Craig Tooman was awarded share option awards under the EIP scheme, details of which are summarised in the table below. EIP awards were granted under the Silence Therapeutics plc 2024 Employee Incentive Plan and were based on an industry peer analysis.

Directors share awards

Individual	Date of Grant	At 1 Jan 2024	Awarded	Exercised	Cancelled	At 31 Dec 2024	Exercise price ($/share)	Gain on exercises during the year (£000s)	Earliest date of exercise	Last date of exercise
Iain Ross	10/06/2019	250,000	—	—	—	250,000	$2.53	—	01/06/20	10/06/29
	10/06/2019	250,000	—	—	—	250,000	$0.80	—	01/06/20	10/06/29
	21/05/2020	150,000	—	—	—	150,000	$0.07	—	25/04/22	20/05/30
	21/05/2020	350,000	—	—	—	350,000	$5.87	—	21/08/20	20/05/30
	06/01/2022	90,000	—	—	—	90,000	$7.87	—	06/02/22	06/01/32
	14/09/2023	90,000	—	—	—	90,000	$5.13	—	15/09/23	12/09/33
	04/01/2024	—	90,000	—	—	90,000	$5.90	—	05/01/24	04/01/34
Alistair Gray	6/01/2022	48,000	—	—	—	48,000	$7.87	—	06/02/22	06/01/32
	14/09/2023	48,000	—	—	—	48,000	$5.13	—	15/09/23	12/09/33
	04/01/2024	—	48,000	—	—	48,000	$5.90	—	05/01/24	04/01/34
Dave Lemus	6/01/2022	48,000	—	—	—	48,000	$7.87	—	06/02/22	06/01/32
	14/09/2023	48,000	—	—	—	48,000	$5.13	—	15/09/23	12/09/33
	14/09/2023	20,001	—	—	—	20,001	$5.13	—	15/09/23	12/09/33
	04/01/2024	—	48,000	—	—	48,000	$5.90	—	05/01/24	04/01/34
James Ede- GoLightly	06/01/2022	48,000	—	—	—	48,000	$7.87	—	06/02/22	06/01/32
	14/09/2023	48,000	—	—	—	48,000	$5.13	—	15/09/23	12/09/33
	04/01/2024	—	48,000	—	—	48,000	$5.90	—	05/01/24	04/01/34
Michael Davidson	06/01/2022	48,000	—	—	—	48,000	$7.87	—	06/02/22	06/01/32
	14/09/2023	48.000	—	—	—	48,000	$5.13	—	15/09/23	12/09/33
	04/01/2024	—	48,000	—	—	48,000	$5.90	—	05/01/24	04/01/34
Craig Tooman	06/01/2021	579,999	—	—	—	579,999	$7.02	—	06/01/22	06/01/31
	06/01/2022	264,999	—	—	—	264,999	$7.87	—	06/02/22	06/02/32
	21/02/2022	375,000	—	—	—	375,000	$6.33	—	21/03/22	21/03/32
	16/09/2022	900,000	—	—	—	900,000	$3.86	—	16/10/22	16/10/32
	05/01/2023	2,100,000	—	—	—	2,100,000	$5.13	—	06/01/23	03/01/33
	14/09/2023	216,960	—	—	—	216,960	$3.33	—	15/09/23	03/01/33
	04/01/2024	—	650,880	—	—	650,880	$5.90	—	04/01/25	04/01/34

Scheme interests awarded in 2024

Name	Date of grant	Number of Shares awarded (1)	Exercise Price	Face Value (2) £000s	Vesting Schedule
Craig Tooman	04/01/2024	650,880	$5.90	3,065	Note 3
Iain Ross	04/01/2024	90,000	$5.90	424	Note 4
Alistair Gray	04/01/2024	48,000	$5.90	226	Note 4
Dave Lemus	04/01/2024	48,000	$5.90	226	Note 4
James Ede-GoLightly	04/01/2024	48,000	$5.90	226	Note 4
Michael Davidson	04/01/2024	48,000	$5.90	226	Note 4

1.

The awards to the CEO were based on a third-party analysis of CEO grant values in the Companies peer market group. The awards to the Executive Directors were based on a fixed number of shares for each position.

2.	Face value is calculated as the market value of underlying shares at the date of grant, or exercise price for the number of shares awarded.
3.	Share options vest 25% at first anniversary of grant then equal monthly vesting tranches for 36 months. These awards are not subject to any performance conditions.

4.	Share options vest in 36 equal monthly vesting tranches starting from the month of grant. These awards are not subject to any performance conditions.

Directors’ interests in shares at 31 December 2024

Director	Total shares owned outright plus vested options	Shares Owned outright	Percentage of issued share capital	Options: Vested but not exercised	Options: Unvested but subject to performance	Options: Unvested and not subjected to performance
Current directors
Craig Tooman	2,515,137	33,486	1.8%	2,481,651	—	2,606,187
Iain Ross	1,192,437	39,942	0.9%	1,152,495	—	117,498
Dave Lemus	88,863	7,527	0.06%	81,336	—	62,664
James Ede-Golightly	96,336	15,000	0.07%	81,336	—	62,664
Dr. Michael Davidson	94,329	12,993	0.07%	81,336	—	62,664

No options were exercised in the year.

Directors are encouraged to build a meaningful shareholding so as to align their interests with those of shareholders but no formal shareholding requirements applied during 2024.

Unaudited Information

Performance Graph and Table

The following graph shows Silence’s cumulative Total Shareholder Return (TSR) over the last five financial years relative to the Nasdaq Biotech Index.

TSR is defined as the return on investment obtained from holding a company’s shares over a period. It includes dividends paid, the change in capital value of the shares and any other payment made to or by shareholders within the period

Aligning Pay with Performance

CEO remuneration compared with annual growth in TSR:

The total remuneration figure for the CEO (Craig Tooman) is shown in the table below, along with the value of bonuses paid in respect of the year, and fair value of options granted, as a percentage of the total remuneration.

Craig Tooman
2024	£000s
Total remuneration	800
Actual bonus as a % of the remuneration	35%
Actual share award as % of the remuneration	0%

Craig Tooman
2023	£000s
Total remuneration	923
Actual bonus as a % of the remuneration	46%
Actual share award as % of the remuneration	0%

Craig Tooman
2022	£000s
Total remuneration	643
Actual bonus as a % of the remuneration	35%
Actual share award as % of the remuneration	0%

*	As 2021 was the first year reported since listing on NASDAQ and therefore the first year for which this disclosure is required, it is not possible to provide meaningful comparative data.

Percentage Change in Remuneration of the Directors and Employees

Set out below is the change over the prior period in base salary, benefits, pension and annual performance bonus for the Directors and the Company’s employees. Only Directors in office during any part of the 2024 year have been included below.

	Salary % Change	Benefits % Change	Bonus % Change
	2023 vs 2024	2023 vs 2024	2023 vs 2024
Craig Tooman (Note 3)	4%	1%	(34)%
Iain Ross	(3)%	Note 1	Note 1
Dave Lemus	(3)%	Note 1	Note 1
James Ede-Golightly	(3)%	Note 1	Note 1
Dr. Michael Davidson	(3)%	Note 1	Note 1
All employees excl. directors	5%	3%	(5)%

	Salary % Change	Benefits % Change	Bonus % Change
	2022 vs 2023	2022 vs 2023	2022 vs 2023
Craig Tooman (Note 3)	16%	94%	92%
Iain Ross	4%	Note 1	Note 2
Dave Lemus	4%	Note 1	Note 1
James Ede-Golightly	2%	Note 1	Note 1
Dr. Michael Davidson	2%	Note 1	Note 1
All employees excl. directors	3%	3%	10%

	Salary % Change	Benefits % Change	Bonus % Change
	2021 vs 2022	2021 vs 2022	2021 vs 2022
Iain Ross	(25)%	Note 1	Note 2
Dave Lemus	(16)%	Note 1	Note 1
James Ede-Golightly	(20)%	Note 1	Note 1
Dr. Michael Davidson	(33)%	Note 1	Note 1
All employees excl. directors	3%	3%	4%

	Salary % Change	Benefits % Change	Bonus % Change
	2020 vs 2021	2020 vs 2021	2020 vs 2021
Iain Ross	Note 1	Note 1	Note 2
Dave Lemus	22%	Note 1	Note 1
James Ede-Golightly	22%	Note 1	Note 1
Michael Davidson	N/A	N/A	N/A
All employees excl. directors	4%	3%	4%

	Salary % Change	Benefits % Change	Bonus % Change
	2019 vs 2020	2019 vs 2020	2019 vs 2020
Iain Ross	Note 1	Note 1	Note 1
Dave Lemus	13%	Note 1	Note 1
James Ede-Golightly	13%	Note 1	Note 1
Michael Davidson	N/A	N/A	N/A
All employees excl. directors	4%	3%	4%

1.

Non-executive directors were not entitled to a bonus in any year, which the exception of Iain Ross. They were not entitled to benefits in any year, with the exception of Alistair Gray and Dave Lemus who were paid benefits of £13 thousand and £2 thousand, respectively in 2019.

2.

Iain Ross was appointed as Executive Chairman on 17 December 2019. Base salary included additional remuneration of £9 thousand (exclusive of VAT) relating to duties undertaken in December 2019 as Executive Chairman. This amount was billed by Iain Ross’ consultancy company (Gladstone Consulting Partnership) in January 2020. Iain Ross was paid £15 thousand (exclusive of VAT) on a monthly basis until one month following the appointment of a new CEO. In 2020, in recognition of the additional Executive responsibilities and in addition to his monthly Chairman/Director fees of £10 thousand per month Mr Ross was paid an additional remuneration of £15k per month invoiced through his consultancy firm Gladstone Consultancy Partnership for the period 1 January to - 31 May 2020. In the absence of a permanent CEO appointment, on 1 June Mr Ross signed an employment contract immediately terminable 1 month following the appointment of a new CEO. For the period 1 June - 14 October 2020 Mr Ross was paid £30 thousand per month plus benefits including a contribution to pension and private healthcare insurance of £3 thousand. On 14 September 2020 Mr Ross reverted to his role as Non-executive Chairman and from 1 month after this date reverted to his monthly fees of £10 thousand per month. On signing the employment agreement effective 1 June 2020 Mr Ross was paid a one-off bonus of £75 thousand in respect of services rendered 17 December 2019 - 31 May 2020. Upon completion of his time as Interim Executive Chairman Mr Ross was paid a further one-off bonus of £80 thousand in respect of services rendered during the remainder of his time in this Executive role. Throughout 2021, Iain maintained a salary of £10 thousand per month. He was not paid a bonus or benefits in either 2021 or 2022. In 2023, he was paid a bonus of £50 thousand.

3.	Craig Tooman was appointed was appointed as a Director (Chief Executive Officer) on 21 February 2022 and therefore prior year data is not available.

Relative Importance of Spend on Pay

Total revenue and research and development expenditure have been selected as comparators for the employee costs as these two financial measures are strong indicators of the activity within the Company and of its performance.

	2023	2024	Change
	£000/number	£000/number	%
Total employee remuneration	30,426	29,838	(2)%
Average number of employees	115	116	Nil
Revenue	25,375	33,833	33%
Research and development expenditure	44,025	53,304	21%

No dividends distributions or share buyback transactions occurred in either 2023 or 2024.

Statement of Implementation of Policy in 2025

Base Salary: The January 2025 target base salary increase was an average of 5% for all eligible employees. There was a 5% increase in Craig Tooman’s base salary to $655,000.

Pension and Benefits: In 2025, Craig Tooman is eligible for the same benefits as provided to all senior employees being health insurance, long-term disability, life insurance. Craig Tooman is also entitled to a 100% match of 401k contributions up to 6% of his respective base salary or the maximum allowed by IRS rules.

Annual Performance Bonus: For 2025, the Craig Tooman’s annual cash bonus target pay-outs will be 60% of annual base salary. The Committee considers overall corporate performance and individual performance when determining the final bonus amount to be awarded to an Executive Director. Performance will be tested against targets set by the Committee at the start of the year and will comprise 100% corporate goals for Craig Tooman. The Company’s 2025 corporate objectives are weighted as follows:

The following tables sets out the Company’s performance objectives for 2025.

	Objective	Weighting
1	Deliver on partnering and management of capital	30%
2	Deliver on clinical milestones	30%
3	Sustain competitive platform	15%
4	Manufacturing, compliance and quality	15%
5	Corporate execution and resilient operations	10%

	TOTAL	100%

Specific targets are commercially sensitive and therefore are not disclosed in advance. However, full details of the targets and performance against them will be disclosed when they are no longer considered commercially sensitive.

Payments for Loss of Office and Payment to Former Directors (audited information)

There were no loss of office payments or payment to former directors in 2024.

Shareholder voting on remuneration matters at AGM

The table below sets out the votes cast at our AGM in May 2024 in respect of the previous Directors’ Remuneration Report and the Directors’ Remuneration Policy:

	Votes for		Votes against		Votes withheld
	%	Number	%	Number	Number
Directors’ Remuneration Report	88.2	52,627,531	11.8	7,034,877	1,156,296
Directors’ Remuneration Policy	79.5	47,398,493	20.6	12,260,915	1,159,296

James Ede-Golightly

Chair of the Remuneration Committee

ANNEX B

Company No. 02992058

The Companies Act 2006

Articles of Association of

Silence Therapeutics plc

Adopted by the Company on ~~1 November 2021~~[•] 2025

Public Company Limited by Shares

(Incorporated on 18 November 1994)

COOLEY (UK) LLP, 22 BISHOPSGATE, LONDON EC2N 4BQ, UK

T: +44 (0) 20 7583 4055 F: +44 (0) 20 7785 9355 WWW.COOLEY.COM

PRELIMINARY

1.	Exclusion of Model Articles and Table A

The regulations contained in the Model Articles of Association applicable to the Company under or pursuant to the 2006 Act, or in Table A in the schedule to The Companies (Tables A to F) Regulations 1985 and in any Table A applicable to the Company under any former enactment relating to companies shall not apply to the Company except in so far as they are repeated or contained in these Articles.

2.	Definitions and interpretation

2.1	In these Articles, unless the context otherwise requires:

the “2006 Act” means the Companies Act 2006 including any modification or re-enactment thereof for the time being in force;

“address” shall, in any case where electronic form is permitted by or pursuant to these Articles or the 2006 Act, include a number or address used for the purpose of sending or receiving notices, documents or information by electronic means but, in any other case, shall not include any number or address used for such purpose;

“AIM” means AIM, a market operated by the London Stock Exchange;

“Articles” means these articles of association as altered from time to time;

“Auditors” means the auditors for the time being of the Company;

“certificated share” means a share in the capital of the Company which is not an uncertificated share and references to a share being held in certificated form shall be construed accordingly;

“clear days’ notice” means that the notice shall be exclusive of the day on which it is served or deemed to be served and of the day for which it is given or on which it is to take effect;

“Company” means Silence Therapeutics plc;

“Depositary” means the holder of a share for the time being held on behalf of another person on the terms of a depositary agreement or a depositary receipt or a similar document;

“Directors” means the directors for the time being of the Company, or, as the case may be, the board of directors for the time being of the Company or the persons present at a duly convened meeting of the board of directors or any duly authorised committee thereof at which a quorum is present;

“dividend” includes bonus;

“electronic form” and “electronic means” shall, where the context so admits, have the meanings given to them in Section 1168 of the 2006 Act;

“FCA” means the Financial Conduct Authority;

“London Stock Exchange” means London Stock Exchange plc;

“Member” means a member of the Company;

“month” means calendar month;

“Office” means the registered office for the time being of the Company;

“paid up” includes credited as paid up;

“properly authenticated dematerialised instruction” shall have the same meaning as in the Regulations;

“Register” means the register of members of the Company required to be kept by the Statutes;

“Regulations” means the Uncertificated Securities Regulations 2001 including any modification or re-enactment thereof for the time being in force;

“relevant system” shall have the same meaning as in the Regulations;

“Seal” means the common seal of the Company or any official or securities seal that the Company may have or be permitted to have under the Statutes;

“Secretary” includes a joint, deputy or assistant secretary, and any person appointed by the Directors to perform the duties of the secretary of the Company;

“Statutes” means the Companies Acts as defined by section 2 of the 2006 Act, and includes the Regulations, and every other statute (including orders, regulations or other subordinate legislation made under them) for the time being in force concerning companies and affecting the Company;

“treasury shares” means shares held by the Company under section 724(3)(a) of the 2006 Act;

“uncertificated share” means a share in the capital of the Company of a class title to which is permitted to be transferred by means of a relevant system and is recorded on the Register as being held in uncertificated form and references to a share being held in uncertificated form shall be construed accordingly;

“United Kingdom” means Great Britain and Northern Ireland; and

“in writing” and “written” includes printing, lithography, typewriting, photography and other modes of representing or reproducing words in visible form, whether sent or supplied in electronic form, made available on a website or otherwise.

2.2	Words importing the singular number only shall include the plural, and vice versa.

2.3

Words importing the masculine gender only shall include all other genders and references to “he”, “him” or “his” shall be construed as including references to any single person or entity as the context shall require.

2.4	Words importing individuals and words importing persons shall include bodies corporate and unincorporated associations.

2.5	Any reference herein to the provisions of any statute or of any subordinate legislation shall include any amendment or re-enactment (with or without amendment) thereof for the time being in force.

2.6	Subject as aforesaid, and unless the context otherwise requires, words and expressions defined in the Statutes, or the Regulations, shall bear the same meanings in these Articles.

2.7	A special resolution shall be effective for any purpose for which an ordinary resolution is expressed to be required under any provision of these Articles.

2.8	Headings to these Articles are for convenience only and shall not affect construction.

2.9

Nothing in these Articles shall preclude the holding and conducting of a meeting in such a way that persons who are not present together at the same place may by electronic means attend and speak and vote at it.

2.10

Any person shall be considered able to attend and participate in the business of a general meeting if that person can exercise his, her, their or its rights to (including, in the case of a corporation, through a duly appointed representative), as relevant, hear, speak, vote and be represented by a proxy at the meeting and “participate”, “participation” and “participating” shall be construed accordingly.

2.11	A person is able to:

(a)	exercise the right to speak at a general meeting for the purpose of these Articles when the chairman of the meeting is satisfied that arrangements are in place, including through any electronic facility, so as to enable that person to communicate to all those attending the meeting, during the meeting, any information or opinions that that person has on the business of the meeting; and

(b)

hear persons attending a general meeting when the chairman of the meeting is satisfied that arrangements are in place, including through any electronic facility, so as to enable all those attending the meeting, during the meeting, to communicate to that person any information or opinions that such attendees have on the business of the meeting.

2.12	A person is able to exercise the right to vote at a general meeting when:

(a)	that person is able to vote, during the meeting (or, in the case of a poll, within the time period specified by the chairman of the meeting) on resolutions put to the vote at the meeting; and

(b)	that person’s vote can be taken into account in determining whether or not such resolutions are passed at the same time as the votes of all the other persons attending the meeting.

2.13

References to a “meeting” mean a meeting convened and held in any manner permitted by these Articles, including without limitation a general meeting at which some (but not all) of those persons entitled to be present attend and participate by electronic facility, and such persons shall be deemed to be present at that meeting for all purposes of the Statutes and these Articles, and “present”, “attend”, “participate”, “being present”, “attending”, “participating”, “presence”, “attendance” and “participation” shall be construed accordingly.

2.14

References to “electronic facility” mean a device, system, procedure, method or facility providing an electronic means of attendance at or participation in (or both attendance at and participation in) a general meeting as determined by the Directors pursuant to Article 60.4.

SHARES

3.	Rights attaching to shares and limitation of liability

3.1

Without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, any share in the Company may be issued with such rights (including preferred, deferred or other special rights) or such restrictions, whether in regard to dividend, voting, return of capital or otherwise as the Company may from time to time by ordinary resolution determine (or, in the absence of any such determination, as the Directors may determine).

3.2	The liability of the Members is limited to the amount, if any, unpaid on the shares in the Company respectively held by them.

4.	Redemption of shares

Subject to the provisions of the Statutes, any shares may be issued which are to be redeemed or are liable to be redeemed at the option of the Company or the shareholder. The terms and conditions and manner of redemption may be determined by the Directors provided that this is done before the shares are allotted.

5.	Purchase of shares

Subject to the provisions of the Statutes, the Company may from time to time purchase any of its own shares (including any redeemable shares) in any manner authorised by the 2006 Act (including, but not limited to, by way of purchase, redemption or gift) and may hold any shares purchased for consideration as treasury shares provided that the number of shares held as treasury shares shall not at any time exceed any limit set out in the 2006 Act.

6.	Financial assistance

The Company shall not give any financial assistance for the acquisition of shares in the Company except and in so far as permitted by the Statutes.

7.	Allotment at a discount

The shares of the Company shall not be allotted at a discount and save as permitted by the Statutes shall not be allotted except as paid up at least as to one-quarter of their nominal value and the whole of any premium thereon.

8.	Payment of commission and brokerage

The Company may, in connection with the issue of any shares or sale for cash of treasury shares, exercise the powers of paying commissions conferred by the Statutes to the full extent thereby permitted. Such commission may be satisfied by the payment of cash or the allotment of fully or partly paid shares or partly in one way and partly in the other. The Company may also on any issue of shares pay such brokerage as may be lawful.

9.	Unissued shares

Save as otherwise provided in the Statutes or in these Articles, the Directors may allot (with or without conferring a right of renunciation), grant options over, offer or otherwise deal with or dispose of shares in the Company to such persons at such times and generally on such terms and conditions as they may determine. The Directors may at any time after the allotment of any share but before any person has been entered in the Register as the holder, recognise a renunciation thereof by the allottee in favour of some other person and may accord to any allottee of a share a right to effect such renunciation upon and subject to such terms and conditions as the Directors may think fit to impose.

10.	Recognition of trusts

Except as required by law or pursuant to the provisions of these Articles, no person shall be recognised by the Company as holding any share upon any trust, and (except only as by these Articles or by law otherwise provided or under an order of a court of competent jurisdiction) the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder. Neither the Company nor the relevant system shall be bound to register more than four persons as the joint holders of a share (except in the case of executors or trustees of a deceased Member).

11.	[PROVISION DELETED]

SHARE CERTIFICATES

12.	Uncertificated shares

12.1

Unless otherwise determined by the Directors and permitted by the Regulations, no person shall be entitled to receive a certificate in respect of any share for so long as the title to that share is evidenced otherwise than by a certificate and for so long as transfers of that share may be made otherwise than by a written instrument by virtue of the Regulations. Notwithstanding any provisions of these Articles, the Directors shall have power to implement any arrangements they may, in their absolute discretion, think fit in relation to the evidencing of title to and transfer of an uncertificated share (subject always to the Regulations and the facilities and requirements of the relevant system concerned). No provision of these Articles shall apply or have effect to the extent that it is in any respect inconsistent with the holding of shares in uncertificated form.

12.2	The Directors are authorised:

(a)	to issue any securities of the Company which may be held, evidenced and transferred through a relevant system in uncertificated form; and

(b)

to convert any securities of the Company held in certificated form into securities held in uncertificated form, and vice versa, in accordance with the Statutes and the Regulations and the facilities and requirements of the relevant system concerned and otherwise in such manner as the Directors may, in their absolute discretion, think fit.

12.3

The Company shall enter on the Register how many shares are held by each Member in uncertificated form and in certificated form and shall maintain the Register in each case as required by the Regulations and the relevant system concerned. Unless the Directors otherwise determine, holdings of the same holder or joint holders in certificated form and uncertificated form shall be treated as separate holdings.

12.4

A class of share shall not be treated as two classes by virtue only of that class comprising both certificated shares and uncertificated shares or as a result of any provision of these Articles or the Regulations which applies only in respect of certificated or uncertificated shares.

12.5

The Company shall be entitled, in accordance with regulation 32(2)(c) of the Regulations, to require the conversion of an uncertificated share into certificated form to enable it to deal with that share in accordance with any provision in these Articles, including in particular, Articles 50 to 54, 56 and 76.

12.6	The provisions of Articles 13 to 16 inclusive shall not apply to uncertificated shares.

13.	Share certificates and right to share certificates

13.1

Every share certificate shall be executed under seal or in such other manner as the Directors may authorise, and shall specify the number and class and the distinguishing number (if any) of the shares to which it relates and the amount paid up thereon. No certificate shall be issued relating to shares of more than one class. The Directors may by resolution decide, either generally or in any particular case or cases, that any signatures on any share certificates need not be autographic but may be applied to the certificates by some mechanical or electronic or other means or may be printed on them or that the certificates need not be signed by any person.

13.2

Subject to Article 12, every person (other than a recognised clearing house (within the meaning of the Financial Services and Markets Act 2000) or a nominee of a recognised clearing house or of a recognised investment exchange (within the meaning of the Financial Services and Markets Act 2000) in respect of whom the Company is not by law required to complete and have ready for delivery a certificate) upon becoming the holder of a certificated share and whose name is entered as a Member on the Register shall be entitled without payment to receive within two months after allotment or lodgement of transfer of shares duly stamped (or adjudicated as exempt from stamp duty) to or by him (if required) (or within such other period as the conditions of issue shall provide) one certificate for all the certificated shares registered in his name or, in the case of shares of more than one class being registered in his name, a separate certificate for each class of certificated share so registered, and where a Member (except such a clearing house or nominee) transfers part of the shares of any class registered in his name he shall be entitled without payment to one certificate for the balance of certificated shares of that class retained by him. If a Member shall require additional certificates he shall pay for each additional certificate such reasonable sum (if any) as the Directors may determine.

14.	Share certificate of joint holders

In respect of certificated shares of one class held jointly by more than one person the Company shall not be bound to issue more than one certificate, and delivery of a certificate for such shares to one of the joint holders of such shares shall be sufficient delivery to all such holders.

15.	Replacement of share certificates

If any certificate be defaced then upon delivery thereof to the Directors they may order the same to be cancelled and may issue a new certificate in lieu thereof; and if any certificate be worn out, lost or destroyed, then upon proof thereof to the satisfaction of the Directors and on such indemnity with or without security as the Directors deem adequate being given, a new certificate in lieu thereof shall be given to the party entitled to such worn out, lost or destroyed certificate.

16.	Payment for share certificates

Every certificate issued under the last preceding Article shall be issued without payment, but there shall be paid to the Company such exceptional out-of-pocket expenses of the Company in connection with the request (including, without limiting the generality of the foregoing, the investigation of such request and the preparation and execution of any such indemnity or security) as the Directors think fit.

VARIATION OF RIGHTS

17.	Variation of class rights

If at any time the share capital is divided into different classes of shares, the rights attached to any class of shares or any of such rights may, subject to the provisions of the Statutes, whether or not the Company is being wound up, be abrogated or varied with the consent in writing of the holders of at least three-quarters in nominal value of the issued shares of that class (excluding any shares of that class held as treasury shares), or with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of that class.

18.	Separate general meetings

To every such separate general meeting the provisions of chapter 3 of part 13 of the 2006 Act (save as stated in section 334(2) to (3)) and the provisions of these Articles relating to general meetings shall, mutatis mutandis, so far as applicable apply, subject to the following provisions, namely:

18.1

the necessary quorum at any such meeting~~, other than an adjourned meeting,~~ shall be two persons present holding or representing by proxy at least one-third (33 1/3 percent) in number of ~~nominal value of~~ the issued shares of the class in question (excluding any shares of that class held as treasury shares) ~~and at an adjourned meeting one person present holding shares of the class in question~~; and

18.2 any holder of shares of the class in question present in person or by proxy may demand a poll.

For the purposes of Article 18.1 above, where a person is present by proxy or proxies, he is treated as holding only the shares in respect of which those proxies are authorised to exercise voting rights.

19.	Issues of further shares

The rights attached to any class of shares shall, unless otherwise expressly provided by the terms of issue of the shares of that class or by the terms upon which such shares are for the time being held, be deemed not to be abrogated or varied by the creation or issue of further shares ranking pari passu therewith.

CALLS ON SHARES

20.	Calls

The Directors may, subject to the terms of allotment thereof, from time to time make such calls upon the Members as they think fit in respect of any monies unpaid on their shares (whether on account of the nominal value of the shares or by way of premium) and each Member shall (subject to the Company serving on him at least 14 days’ notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A person upon whom a call is made shall remain liable for all calls made upon him notwithstanding the subsequent transfer of the shares in respect of which the call was made.

21.	Timing and payment of calls

A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed and may be required to be paid by instalments.

22.	Liability of joint holders

The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

23.	Interest due on non-payment of calls

If a sum payable in respect of any call or instalment is not paid on or before the day appointed for payment thereof, the person from whom it is due shall pay interest on the sum at such rate, not exceeding 15 per cent. per annum, as the Directors may determine from the day appointed for the payment thereof until the actual payment thereof, and all expenses that may have been incurred by the Company by reason of such non-payment; but the Directors may, if they shall think fit, waive the payment of such interest and expenses or any part thereof.

24.	Deemed calls

Any sum which by the terms of issue of a share becomes payable on allotment or at any fixed date, whether on account of the nominal value of the share or by way of premium, shall for the purposes of these Articles be deemed to be a call duly made and payable on the date on which by the terms of issue the same becomes payable, and in case of non-payment all the relevant provisions of these Articles as to payment of interest and expenses, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.

25.	Power to differentiate between holders

The Directors may, on the issue of shares, differentiate between the holders of such shares as regards the amounts of calls to be paid and the times of payment of such calls.

26.	Payment of calls in advance

The Directors may, if they think fit, receive from any Member willing to advance the same all or any part of the monies, whether on account of the nominal value of the shares or by way of premium, uncalled and unpaid upon any shares held by him; and upon all or any of the monies so paid in advance the Directors may (until the same would, but for such advance, become presently payable) pay interest at such rate not exceeding (unless the Company in general meeting shall otherwise direct) 12 per cent. per annum, as may be agreed upon between the Directors and the Member paying such monies in advance.

FORFEITURE AND LIEN

27.	Notice if call or instalment not paid

If any Member fails to pay any call or instalment in full on or before the day appointed for payment thereof, the Directors may, at any time thereafter, serve a notice on him requiring him to pay so much of the call or instalment as is unpaid, together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment.

28.	Form of notice

The notice shall name a further day (not earlier than the expiration of 14 days from the date of service of the notice) on or before which, and the place where, such call or instalment and such interest and expenses as aforesaid are to be paid. The notice shall also state that in the event of non-payment at or before the time and at the place appointed, the shares in respect of which such call or instalment is payable will be liable to be forfeited.

29.	Forfeiture for non-compliance

If the requirements of any such notice as aforesaid are not complied with, any share in respect of which such notice has been given may at any time after the day specified in such notice, before the payment required by the notice has been made, be forfeited by a resolution of the Directors to that effect. Such forfeiture shall extend to all dividends declared and other monies payable in respect of the shares so forfeited and not actually paid before such forfeiture. Forfeiture shall be deemed to occur at the time of the passing of the said resolution of the Directors. The Directors may accept a surrender of any share liable to be forfeited hereunder upon such terms and conditions as they think fit.

30.	Notice after forfeiture

When any share has been forfeited notice of the forfeiture shall be served upon the person who was before forfeiture the holder of the share, or any person entitled to the share by transmission, and an entry of the forfeiture or surrender, with the date thereof, shall forthwith be made in the Register, but no forfeiture or surrender shall be invalidated by any failure to give such notice or make such entry as aforesaid.

31.	Disposal of forfeited shares

A share so forfeited or surrendered shall be deemed to be the property of the Company, and may be sold, re-allotted or otherwise disposed of either to the person who was, before forfeiture, the holder or to any other person in such manner, either subject to or discharged from all calls made or instalments due prior to the forfeiture or surrender, as the Directors think fit: Provided that the Company shall not exercise any voting rights in respect of such share and any such share not disposed of in accordance with the foregoing within a period of three years from the date of its forfeiture or surrender shall thereupon be cancelled in accordance with the provisions of the Statutes. For the purpose of giving effect to any such sale or other disposition the Directors may authorise some person to transfer the share so sold or otherwise disposed of to, or in accordance with the directions of, the buyer thereof or other person becoming entitled thereto.

32.	Annulment of forfeiture

The Directors may, at any time before any share so forfeited or surrendered shall have been cancelled or sold, re-allotted or otherwise disposed of, annul the forfeiture or surrender upon such terms as they think fit.

33.	Continuing liability

33.1

Any person whose shares have been forfeited or surrendered shall cease to be a Member in respect of those shares and shall surrender to the Company for cancellation the certificate for the forfeited or surrendered shares, but shall, notwithstanding such forfeiture or surrender, remain liable to pay to the Company all monies which, at the date of the forfeiture or surrender, were payable by him to the Company in respect of the shares, together with interest thereon at such rate, not exceeding 15 per cent. per annum, as the Directors may determine from the time of forfeiture or surrender until the time of payment, but his liability shall cease if and when the Company shall have received payment in full of all such monies in respect of the shares, together with interest as aforesaid. The Directors may, if they shall think fit, waive the payment of such interest or any part thereof. The Company may enforce payment of such monies without being under any obligation to make any allowance for the value of the shares forfeited or surrendered or for any consideration received on their disposal.

33.2

The forfeiture or surrender of a share shall involve the extinction at the time of the forfeiture or surrender of all interest in and all claims and demands against the Company in respect of the share and all other rights and liabilities incidental to the share as between the Member whose share is forfeited or surrendered and the Company, except only such of those rights and liabilities as are by the Articles expressly saved, or as are by the Statutes given or imposed in the case of past Members.

34.	Lien on partly-paid shares

The Company shall have a first and paramount lien on every share (not being a fully-paid share) for all monies (whether presently payable or not) called or payable at a fixed time in respect of such share; but the Directors may at any time waive any lien which has arisen and may declare any share to be wholly or in part exempt from the provisions of this Article. The Company’s lien, if any, on a share shall extend to all amounts payable in respect of it, including all dividends from time to time declared in respect of every such share and any interest payable on such share.

35.	Enforcement of lien by sale

The Company may sell, in such manner as the Directors think fit, any share on which the Company has a lien, but no sale shall be made unless a sum in respect of which the lien exists is presently payable, nor until the expiration of 14 days after a notice in writing (i) stating, and demanding payment of, the sum presently payable, and (ii) giving notice of intention to sell in default of such payment, has been given to the registered holder for the time being of the share, or the person entitled thereto by reason of his death or bankruptcy or otherwise by operation of law.

36.	Application of sale proceeds

The net proceeds of such sale, after payment of the costs thereof, shall be applied in or towards satisfaction of such part of the amount in respect of which the lien exists as is presently payable. The residue, if any, shall (subject to a like lien for sums not presently payable as existed upon the shares before the sale) be paid to the person entitled to the shares at the date of sale. For giving effect to any such sale the Directors may authorise some person to transfer the shares sold to, or in accordance with the directions of, the buyer.

37.	Statutory declaration

A statutory declaration in writing that the declarant is a Director or the Secretary of the Company, and that a share has been duly forfeited or surrendered or sold to satisfy a lien of the Company on a date stated in the declaration, shall be conclusive evidence of the facts stated therein against all persons claiming to be entitled to the share. Such declaration and the receipt of the Company for the consideration (if any) given for the share on the sale, re-allotment or disposal thereof, together with, in the case of certificated shares, the share certificate delivered to a buyer or allottee thereof, shall (subject to the execution of a transfer if the same be required) constitute a good title to the share and the person to whom the share is sold, re-allotted or disposed of shall be registered as the holder of the share and shall not be bound to see to the application of the purchase money (if any) nor shall his title to the share be affected by any irregularity or invalidity in the proceedings relating to the forfeiture, surrender, sale, re-allotment or disposal of the share.

TRANSFER OF SHARES

38.	Transfers of uncertificated shares

All transfers of uncertificated shares shall be made in accordance with and be subject to the provisions of the Regulations and the facilities and requirements of the relevant system and, subject thereto, in accordance with any arrangements made by the Directors pursuant to Article 12.1.

39.	Form of transfer

39.1

All transfers of certificated shares shall be effected by instrument in writing in any usual or common form or any other form which the Directors may approve or in any other manner which is permitted by the Statutes and approved by the Directors.

39.2

The instrument of transfer of any certificated share in the Company shall be signed by or on behalf of the transferor (and, in the case of a share which is not fully paid, shall also be signed by or on behalf of the transferee). In relation to the transfer of any share (whether a certificated or an uncertificated share) the transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect thereof.

40.	Right to decline registration

Subject to Article 76, the Directors may, in their absolute discretion and without assigning any reason therefor, refuse to register any transfer of any share which is not a fully-paid share (whether certificated or uncertificated) provided that, where any such shares are admitted to the Official List of the FCA or admitted to AIM or where shares or any other securities of the Company are listed on any other stock exchange, such discretion may not be exercised in a way which the FCA or the London Stock Exchange or any other relevant regulator or stock exchange regards as preventing dealings in the shares of the relevant class or classes of shares or relevant securities from taking place on an open and proper basis. The Directors may likewise refuse to register any transfer of a share (whether certificated or uncertificated), whether fully-paid or not, in favour of more than four persons jointly.

41.	Further rights to decline registration

In relation to a certificated share, the Directors may decline to recognise any instrument of transfer unless:

41.1

the instrument of transfer is duly stamped (if required) and deposited at the Office, or at such other place as the Directors may from time to time determine, accompanied by the certificate(s) of the shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer (and, if the instrument of transfer is executed by some other person on his behalf, the authority of that person so to do); and

41.2	the instrument of transfer is in respect of only one class of share.

42.	Notice of refusal to register

If the Directors refuse to register a transfer they shall, in the case of certificated shares, as soon as practicable and in any event within two months after the date on which the transfer was lodged with the Company, send to the transferee notice of the refusal and (except in the case of fraud) return to him the instrument of transfer or, in the case of uncertificated shares, notify such person as may be required by the Regulations and the requirements of the relevant system concerned.

43.	Retention of instruments of transfer

All instruments of transfer which are registered may be retained by the Company.

44.	No fee for registration

No fee shall be charged by the Company on the registration of any instrument of transfer, probate, letters of administration, certificate of death or marriage, power of attorney, renunciation of a renounceable letter of allotment, stop notice or other document or instruction relating to or affecting the title to any shares or otherwise for making any entry in the Register affecting the title to any shares.

45.	Destruction of documents

The Company shall be entitled to destroy:

45.1

any instrument of transfer (which phrase, together with references to documents, shall for the purposes of this Article 45 include electronically generated or stored communications in relation to the transfer of uncertificated shares and any electronic or tangible copies of the same) or other document which has been registered, or on the basis of which registration was made, at any time after the expiration of six years from the date of registration thereof;

45.2

any dividend mandate or any variation or cancellation thereof or any notification of change of name or address (which shall include, in relation to communications in electronic form, any number or address used for the purposes of such communications), at any time after the expiration of two years from the date of recording thereof;

45.3	any share certificate which has been cancelled, at any time after the expiration of one year from the date of such cancellation; and

45.4	any proxy form, after one year from the date it was used if it was used for a poll, or after one month from the end of the meeting to which it relates if it was not used for a poll;

and it shall conclusively be presumed in favour of the Company that every entry in the Register purporting to have been made on the basis of an instrument of transfer or other document so destroyed was duly and properly made, that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered, that every share certificate so destroyed was a valid certificate duly and properly cancelled and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company, provided always that:

(a)

the provisions aforesaid shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to any claim (regardless of the parties thereto);

(b)

nothing contained in this Article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) above are not fulfilled;

(c)

references in this Article to instruments of transfer shall include, in relation to uncertificated shares, instructions and/or notifications made in accordance with the relevant system concerned relating to the transfer of such shares;

(d)	references in this Article to the destruction of any document include references to its disposal in any manner; and

(e)	in relation to uncertificated shares, the provisions of this Article shall apply only to the extent the same are consistent with the Regulations.

TRANSMISSION OF SHARES

46.	Transmission on death

In case of the death of a Member, the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where he was a sole or only surviving holder, shall be the only persons recognised by the Company as having any title to his interest in the shares; but nothing herein contained shall release the estate of a deceased Member from any liability in respect of any share which had been solely or jointly held by him.

47.	Person entitled by transmission

Any person becoming entitled to a share in consequence of the death or bankruptcy of a Member or otherwise by operation of law may, upon such evidence being produced as may from time to time properly be required by the Directors and subject as hereinafter provided, elect either to be registered himself as holder of the share or to have some person nominated by him registered as the transferee thereof, but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the share by the Member registered as the holder of any such share before his death or bankruptcy or other event, as the case may be.

48.	Restrictions on election

If the person so becoming entitled shall elect to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he shall elect to have another person registered he shall testify his election by executing to that person a transfer of the share. All the limitations, restrictions and provisions of these Articles relating to the right to transfer and the registration of transfers of shares shall be applicable to any such notice or transfer as aforesaid as if the death or bankruptcy of the Member or other event had not occurred and the notice or transfer were a transfer signed by the Member registered as the holder of any such share.

49.	Rights of persons entitled by transmission

A person becoming entitled to a share by reason of the death or bankruptcy of the holder or otherwise by operation of law shall, upon supplying to the Company such evidence as the Directors may reasonably require to show his title to the share, be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share, except that he shall not, before being registered as a Member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company (including meetings of the holders of any class of shares in the Company), provided always that the Directors may at any time give notice requiring any such person to elect either to be registered himself or to transfer the share, and, if the notice is not complied with within 60 days, the Directors may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the share until the requirements of the notice have been complied with.

UNTRACED SHAREHOLDERS

50.	Power to sell shares

The Company shall be entitled to sell, at the best price reasonably obtainable at the time of sale, any share of a Member or any share to which a person is entitled by transmission if and provided that:

50.1

for a period of 12 years no cheque, warrant or order sent by the Company in the manner authorised by these Articles in respect of the share in question has been cashed and no communication has been received by the Company from the Member or the person entitled by transmission; provided that, in such period of 12 years, at least three dividends whether interim or final on or in respect of the share in question have become payable and no such dividend during that period has been claimed; and

50.2

the Company has, on or after expiration of the said period of 12 years, by advertisement in both a national newspaper and a newspaper circulating in the area in which the last known address of the Member or the address at which service of notices may be effected in the manner authorised in accordance with the provisions of these Articles is located, given notice of its intention to sell such share (but so that such advertisements need not refer to the names of the holder(s) of the share or identify the share in question); and

50.3

the Company has not, during the further period of three months after the publication of such advertisements and prior to the exercise of the power of sale, received any communication from the Member or person entitled by transmission; and

50.4

if the shares are admitted to the Official List of the FCA or admitted to AIM, the Company has given notice to a Regulatory Information Service (as defined in the FCA’s Disclosure Guidance and Transparency Rules) of its intention to sell such shares.

51.	Power to sell further shares

If, during any 12 year period or three month period referred to in Articles 50.1 and 50.3 of the preceding Article, further shares have been issued in respect of those held at the beginning of such 12 year period or of any subsequently issued during such periods and all the other requirements of such Article have been satisfied in respect of the further shares, the Company may also sell such further shares.

52.	Authority to effect sale

To give effect to any sale pursuant to the previous two Articles, the Directors may authorise any person to execute as transferor an instrument of transfer of the said share and such instrument of transfer shall be as effective as if it had been executed by the registered holder of, or person entitled by transmission to, such share. The transferee shall not be bound to see to the application of the purchase monies and the title of the transferee shall not be affected by any irregularity or invalidity in the proceedings relating thereto. The net proceeds of sale shall belong to the Company which shall be obliged to account to the former Member or other person previously entitled as aforesaid for an amount equal to such proceeds and shall enter the name of such former Member or other person in the books of the Company as a creditor for such amount.

53.	No trust

No trust shall be created in respect of the debt, no interest shall be payable in respect of the same and the Company shall not be required to account for any money earned on the net proceeds, which may be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company (if any)) as the Directors may from time to time think fit.

54.	Authority to cease sending cheques

If either (i) on two consecutive occasions cheques, warrants or orders in payment of dividends or other monies payable in respect of any share have been sent through the post or otherwise in accordance with the provisions of these Articles but have been returned undelivered or left uncashed during the periods for which the same are valid or any transfer by bank or other funds transfer system has not been satisfied; or (ii) following one such occasion reasonable enquiries have failed to establish any new postal address of the registered holder; the Company need not thereafter despatch further cheques, warrants or orders and need not thereafter transfer any sum (as the case may be) in payment of dividends or other monies payable in respect of the share in question until the Member or other person entitled thereto shall have communicated with the Company and supplied in writing to the Office an address for the purpose.

ALTERATION OF CAPITAL

55.	Consolidation and sub-division

The Company may, subject to the passing of a resolution authorising it to do so in accordance with the 2006 Act:

55.1	consolidate and divide all or any of its share capital into shares of a larger nominal amount than its existing shares;

55.2	sub-divide its shares or any of them into shares of smaller nominal amount, provided that:

(a)

in the sub-division, consolidation or division, the proportion between the amount paid and the amount, if any, unpaid on each resulting share shall be the same as it was in the case of the share from which that share is derived; and

(b)

the resolution pursuant to which any share is sub-divided may determine that as between the resulting shares one or more of such shares may be given any preference or advantage or be subject to any restriction as regards dividend, capital, voting or otherwise over the others or any other of such shares.

56.	Fractions of shares and rounding up to exact multiples

56.1

Subject to any direction by the Company in general meeting, whenever as the result of any consolidation or division of shares Members of the Company are entitled to any issued shares of the Company in fractions, the Directors may deal with such fractions as they shall determine and in particular may sell the shares to which Members are so entitled in fractions to any person (including, subject to the provisions of the Statutes, the Company) and pay and distribute to and amongst the Members entitled to such shares in due proportions the net proceeds of the sales thereof save for individual entitlements (net of expenses) not exceeding £3 which may be retained for the benefit of the Company. For the purpose of giving effect to any such sale the Directors may, in respect of certificated shares, nominate some person to execute a transfer of the shares sold on behalf of the Members so entitled to, or, in respect of uncertificated shares, nominate any person to transfer such shares in accordance with the facilities and requirements of the relevant system concerned or make such other arrangements as are compatible with the relevant system concerned or, in either case, in accordance with the directions of the buyer thereof and may cause the name of the transferee(s) to be entered in the Register as the holder(s) of the shares comprised in any such transfer, and such transferee(s) shall not be bound to see to the application of the purchase money nor shall such transferee’s(s’) title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale. For the purposes of this Article, any shares representing fractional entitlements to which any Member would, but for this Article, become entitled may be issued in certificated form or uncertificated form.

56.2

The Board may, without prejudice to Article 55 and 56.1 and subject to the Statutes, in each case where the number of shares held by the holder is not an exact multiple of the number of shares to be consolidated into a single share, issue to such holder credited as fully paid by way of capitalisation the minimum number of shares required to round up his holdings to a multiple (such issue being deemed to have been effected immediately prior to consolidation) and the amount required to pay up such shares shall be appropriated at its discretion from any sums standing to the credit of any of the Company’s reserve accounts (including, subject to the 2006 Act, share premium account and capital redemption reserve) or to the credit of profit and loss account and capitalised by applying the same in paying up such shares.

57.	Reduction of share capital

Subject to the provisions of the Statutes, the Company may by special resolution reduce its share capital, any capital redemption reserve, any share premium account and any redenomination reserve in any way.

GENERAL MEETINGS

58.	Annual general meeting

The Company shall in accordance with the Statutes, hold a general meeting as its annual general meeting. The annual general meeting shall be held at such time and place and with such additional means of attendance and participation (including at such other place(s) and/or by means of such electronic facility or facilities) as the Directors shall appoint.

59.	[PROVISION DELETED]

60.	Convening and format of general meetings

60.1

The Directors may, whenever they think fit, convene a general meeting, and general meetings shall also be convened on such requisition, or, in default, may be convened by such requisitionists, as provided by the Statutes. In the case of a general meeting called pursuant to a requisition under the 2006 Act, unless such meeting shall have been called by the Directors, no business other than that stated in the requisition as the object of the meeting shall be discussed.

60.2

The Directors may make whatever arrangements they consider fit to allow those entitled to do so to attend and participate in any general meeting. The Directors shall determine in relation to each general meeting the means of attendance at and participation in the general meeting, including whether the persons entitled to attend and participate in the general meeting shall be enabled to do so:

(a)	by simultaneous attendance and participation at a satellite place or places pursuant to Article 60.3; and/or

(b)	by means of electronic facility or facilities pursuant to Article 60.4

(and for the avoidance of doubt, the Directors shall be under no obligation to offer or provide such satellite place or places or such electronic facility or facilities).

60.3

In the case of any general meeting, the Directors or the chairman of the meeting may make arrangements for simultaneous attendance at and participation in the general meeting in more than one physical place by persons entitled to attend the meeting. The Members present in person or by proxy at a satellite place shall be counted in the quorum for, and entitled to vote at, the general meeting in question. The general meeting shall be duly constituted and its proceedings valid if the chairman of the general meeting is satisfied that adequate facilities are available throughout the meeting to ensure that Members attending at the principal place and any satellite place(s) are able to:

(a)	participate in the business for which the meeting has been convened; and

(b)	see, and be seen by, persons attending at the principal place and any other satellite place(s) at which the meeting is convened.

The general meeting shall be deemed to take place at the place where the chairman of the general meeting presides (the “principal place”, with any other location where that meeting takes place being referred in these Articles as a “satellite place”). The powers of the chairman shall apply equally to each satellite place, including his power to adjourn the meeting as referred to in Article 69.

60.4

The Directors may determine in relation to any general meeting (including any general meeting that is being held at more than one physical place) to enable persons entitled to attend and participate to do so by simultaneous attendance and participation by means of electronic facility or facilities (any such general meeting being a “Hybrid Meeting”). The Members present in person, by proxy, or by means of electronic facility or facilities shall be counted in the quorum for, and entitled to participate in, the general meeting in question. A Hybrid Meeting shall be duly constituted and its proceedings valid if the chairman of the meeting is satisfied that adequate facilities are available throughout the meeting to ensure that Members attending the meeting by all means (including by means of electronic facility or facilities) are able to participate in the business for which the meeting has been convened.

For the purposes of all other provisions of these Articles any such meeting shall be treated as being held and taking place at the principal place.

60.5

If a general meeting is held partly by means of electronic facility or facilities, the Directors (and, at a general meeting, the chairman) may (subject to the requirements of Statutes) make any arrangement and impose any requirement or restriction in connection with participation by such facility or facilities, including any arrangement, requirement or restriction that is:

(a)	necessary to ensure the identification of those taking part and the security of the electronic facility; and

(b)	proportionate to the achievement of those objectives.

60.6

If, after the sending of notice of a general meeting but before the meeting is held, or after the adjournment of a general meeting but before the adjourned meeting is held (whether or not notice of the adjourned meeting is required), the Directors decide that it is impracticable or unreasonable to hold the meeting at the time specified in the notice of meeting and/or using the means of electronic facility or facilities stated in the notice of meeting or made available prior to the meeting, they may change the meeting to remove the ability for persons entitled to attend and participate to do so by simultaneous attendance and participation by means of electronic facility or facilities (such that the meeting is no longer a Hybrid Meeting and the general meeting is to be held by way of physical attendance at the principal place or any satellite place only), or change the means of electronic facility or facilities to be used for such general meeting and/or postpone the time at which the meeting is to be held. If such a decision is made, the Directors may then change again the electronic facility or facilities and/or postpone the time if they decide that it is reasonable to do so. In any case:

(a)

no new notice of the meeting need be sent, but the Directors shall take reasonable steps to publicise the date and time of the meeting, and the means of attendance and participation (including any place and/or electronic facility) for the meeting and shall take reasonable steps to ensure that notice of the change or removal of the electronic facility or facilities for participation in the meeting (if any), and/or postponement, shall appear at the original place or places and/or on the original electronic facility or facilities, in each case at the original time;

(b)

if the general meeting is postponed in accordance with this Article 60.6 the appointment of a proxy will be valid if it is received as required by these Articles not less than 48 hours before the postponed time appointed for holding the meeting, provided that the Directors may at their discretion determine that, in calculating the period of 48 hours, no account shall be taken of any part of a day that is not a working day; and

(c)	this Article 60.6 does not apply to a meeting convened in accordance with a Members’ requisition under the 2006 Act or any other meeting that is not called by a resolution of the Directors.

60.7

In no circumstances shall the inability of one or more Members to access, or to continue to access, the electronic facility or facilities for participation in the meeting for all or part of the meeting affect the validity of the meeting or any business conducted at the meeting, provided that sufficient Members are able to participate in the meeting as are required to constitute a quorum under Article 66.

60.8

If at any time there are not within the United Kingdom sufficient Directors capable of acting to form a quorum, the Directors in the United Kingdom capable of acting may convene a general meeting in the same manner as nearly as possible as that in which meetings may be convened by the Directors.

NOTICE OF GENERAL MEETINGS

61.	Length and form of notice

An annual general meeting shall be called by not less than 21 clear days’ notice, and a meeting of the Company other than an annual general meeting shall be called by not less than 14 clear days’ notice. The notice shall state the principal place, the date and the time of meeting and the general nature of that business. The notice may also identify any satellite places determined in accordance with Article 60. It shall be given, in the manner hereinafter mentioned or in such other manner, if any, as may be prescribed by the Statutes or by the Company in general meeting, to such persons as are entitled to receive such notices from the Company and shall comply with the provisions of the Statutes as to informing Members of their right to appoint proxies. If the Directors determine that a general meeting shall be held partly by electronic facility or facilities, the notice shall specify details of such electronic facility or facilities, including any related access, identification and security arrangements, or shall state where such details will be made available by the Company prior to the meeting. If on two consecutive occasions any notice, document or other information have been sent or supplied (whether through the post or in electronic form) to any Member at his registered address or his address for the service of notices but have been returned undelivered (in the case of an item sent or supplied in electronic form, it will be treated as undelivered if the Company receives notification that it was not delivered to the address to which it was sent), such Member shall not thereafter be entitled to receive notices, documents or information from the Company until he shall have communicated with the Company and supplied in writing to the Office a new registered address or address within the United Kingdom for the service of notices, documents and information. A notice calling an annual general meeting shall state that the meeting is an annual general meeting and a notice convening a meeting to pass a special resolution shall specify the intention to propose the resolution as such and shall include the text of the resolution.

62.	Short notice

A meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in the last preceding Article, be deemed to have been duly called if it is so agreed:

62.1	in the case of a meeting called as the annual general meeting, by all the Members entitled to attend and vote thereat; and

62.2

in the case of any other meeting, by a majority in number of the Members having a right to attend and vote at the meeting, being a majority together holding not less than 95 per cent. in nominal value of the shares giving that right (excluding any shares in the Company held as treasury shares).

63.	Omission or non-receipt of notice of resolution or meeting or proxy

The accidental failure to give notice of a meeting, or of a resolution intended to be moved at a meeting, or to issue an invitation to appoint a proxy with a notice where required by these Articles, to any one or more persons entitled to receive notice, or the non-receipt of notice of a meeting or of such a resolution or of an invitation to appoint a proxy by any such persons, shall be disregarded for the purpose of determining whether notice of the meeting or of any resolution to be moved at the meeting is duly given.

64.	Postponement of general meetings

If the Directors, in their absolute discretion, consider that it is impractical or unreasonable for any reason to hold a general meeting on the date or at the time or place specified in the notice calling the general meeting, they may postpone the general meeting to another date, time and/or place. When a meeting is so postponed, notice of the date, time and place of the postponed meeting shall be placed in at least two national newspapers in the United Kingdom. Notice of the business to be transacted at such postponed meeting shall not be required.

PROCEEDINGS AT GENERAL MEETINGS

65.	[PROVISION DELETED]

66.	Quorum and procedure if quorum not present

66.1

No business shall be transacted at any general meeting unless a quorum is present at the time when the meeting proceeds to business~~; save as herein otherwise provided, two Members present in person or by proxy and entitled to vote shall be a quorum~~. The appointment of a chairman of the meeting in accordance with the provisions of these Articles shall not be treated as part of the business of the meeting. A quorum shall be present if both:

(a)

two qualifying persons are present at a meeting unless each is a qualifying person only because (i) he is authorised to act as the representative of a corporation in relation to the meeting, and they are representatives of the same corporation or (ii) he is appointed as proxy of a member in relation to the meeting, and they are proxies of the same member; and

(b)

those qualifying persons present together hold (or are the representative or proxy of members in relation to the meeting holding) at least one-third (33 1/3 percent) of the number of the issued shares (excluding any shares held as treasury shares) entitled to vote on the business to be transacted.

For the purposes of this Article 66.1, (A) a “qualifying person” is an individual who is a member, a person authorised to act as the representative of a member (being a corporation) in relation to the meeting or a person appointed as proxy of a member in relation to the meeting and (B) where a qualifying person is present as proxy of a member in relation to the meeting, only the shares in respect of which the proxy is authorised to exercise voting rights will be treated as held for the purposes of determining whether a quorum is present.

66.2

If within 15 minutes (or such longer time as the chairman of the meeting may decide) from the time appointed for the meeting a quorum is not present, the meeting, if convened by or upon the requisition of Members, shall be dissolved. In any other case it shall stand adjourned to such day, time and place, with such additional means of attendance and participation (including at such place(s) and/or by such electronic facility or facilities), as the chairman of the meeting shall specify. If at such adjourned meeting a quorum is not present within 15 minutes from the time appointed therefor, the meeting shall be dissolved.~~Member or Members present in person or by proxy and entitled to vote shall have power to decide upon all matters which could properly have been disposed of at the meeting from which the adjournment took place.~~

67.	Security and orderly conduct

67.1

The Directors may, for the purpose of facilitating the organisation and administration of any general meeting to which such arrangements apply, from time to time make arrangements, whether involving the use of electronic voting, the issue of tickets (on a basis intended to afford to all Members and proxies and others entitled to attend the meeting an equal opportunity of being admitted to the principal place) or the imposition of some random means of selection or such additional means of participation (including at such a place and/or by such means of electronic facility or facilities) as they shall in their absolute discretion consider to be appropriate, and may from time to time vary any such arrangements or make new arrangements in their place. The entitlement of any Member or proxy or other person entitled to attend a general meeting at the principal place shall be subject to such arrangements as may for the time being be in force whether stated in the notice of the general meeting to apply to that Meeting or notified to the Members concerned subsequent to the provision of the notice of the general meeting.

67.2

The Directors or the chairman of the meeting or any person authorised by the Directors may direct that Members, proxies or corporate representatives wishing to attend any general meeting or anyone else permitted by the chairman of the meeting to attend should submit to such searches or other security arrangements or restrictions (including, without limitation, restrictions on items of personal property which may be taken into the meeting) as the Directors or the chairman of the meeting or such person authorised by the Directors shall consider appropriate in the circumstances. Such persons shall be entitled in their absolute discretion to refuse entry to, or to eject from, such general meeting any such person who fails to submit to such searches or otherwise to comply with such security arrangements or restrictions.

67.3

The Directors or the chairman of the meeting or any person authorised by the Directors may, at any meeting, take such action as is thought fit to secure the safety of the people attending the meeting and to promote the orderly conduct of the business of the meeting as laid down in the notice of the meeting and the chairman of the meeting’s decision on matters of procedure or matters arising incidentally from the business of the meeting shall be final, as shall be his determination as to whether any matter is of such a nature.

68.	Chairman of general meetings

68.1

The chairman, if any, of the board of Directors shall preside as chairman of every general meeting of the Company. If there is no such chairman, or if at any general meeting he shall not be present within five minutes after the time appointed for holding the meeting or is unwilling to act as chairman, the Directors present shall select one of their number to be chairman of the meeting; or if no Director is present and willing to take the chair the Members present and entitled to vote shall choose one of their number to be chairman of the meeting.

68.2	In the case of an equality of votes, whether on a show of hands or a poll, the chairman of the meeting shall not be entitled to a second or casting vote.

69.	Adjournments

69.1

The chairman of the meeting may, at any time without the consent of the meeting, adjourn any meeting (whether or not it has commenced or has already been adjourned or a quorum is present) either without specifying another time or place or to another specified time or place, with such additional means of attendance and participation (including at such place(s) and/or by means of such electronic facility or facilities) determined by the chairman in his absolute discretion, where it appears to him that (i) the Members wishing to attend cannot be conveniently accommodated in the place appointed for the meeting, (ii) the conduct of any persons prevents or is likely to prevent the orderly continuation of business; (iii) the facilities at the principal place or any satellite place have become inadequate for the purposes referred to in Article 60.3; (iv) an electronic facility provided by or on behalf of the Company has become inadequate for the purposes referred to in Article 60.4; or (v) an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

69.2

The chairman of the meeting may, with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place, with such additional means of attendance and participation (including at such place(s) and/or by means of such electronic facility or facilities) determined by the chairman in his absolute discretion; but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 30 days or more, not less than seven clear days’ notice of the adjourned meeting shall be given specifying the day, the place and the time of the meeting, with such additional means of attendance and participation (including at such place(s) and/or by such means of electronic facility or facilities) as in the case of an original meeting, but it shall not be necessary to specify in such notice the nature of the business to be transacted at the adjourned meeting. Save as aforesaid it shall not be necessary to give any notice of an adjournment.

70.	Directors’ right to attend and speak

Each Director shall be entitled to attend and speak at any general meeting of the Company and at any separate general meeting of the holders of any class of shares in the Company. The chairman of the meeting may invite any person to attend and speak at any general meeting of the Company whom the chairman of the meeting considers to be equipped by knowledge or experience of the Company’s business to assist in the deliberations of the meeting.

71.	Amendments to resolutions

If an amendment shall be proposed to any resolution under consideration but shall in good faith be ruled out of order by the chairman of the meeting the proceedings on the substantive resolution shall not be invalidated by any error in such ruling. In the case of a resolution duly proposed as a special resolution no amendment thereto (other than an amendment to correct a patent error) may in any event be considered or voted upon.

72.	Method of voting and demand for a poll

72.1

Subject to Article 72.2 at any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless a poll is (before or on the declaration of the result of the show of hands) demanded:

(a)	by the chairman of the meeting; or

(b)	by at least five Members present in person or by proxy and having the right to vote on the resolution; or

(c)

by any Member or Members present in person or by proxy and representing not less than one-tenth of the total voting rights of all the Members having the right to vote on the resolution (excluding any voting rights attached to any shares in the Company held as treasury shares); or

(d)

by a Member or Members present in person or by proxy holding shares in the Company conferring a right to vote on the resolution being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all shares conferring that right (excluding any shares in the Company conferring a right to vote on the resolution which are held as treasury shares).

72.2

A resolution put to the vote at a general meeting held partly by means of electronic facility or facilities shall, unless the chairman of the meeting determines that it shall be decided on a show of hands, be decided on a poll.

72.3

Unless a poll is so demanded (and the demand is not subsequently withdrawn), a declaration by the chairman of the meeting that a resolution has on a show of hands been passed or passed unanimously, or with a particular majority, or lost, or an entry to that effect in the minutes of the meeting of the Company shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

72.4

Except as provided in Article 73, if a poll is duly demanded it shall be taken in such manner (including the use of ballot or voting papers or tickets, with such additional means of attendance and participation (including at such place(s) and/or by means of such electronic facility or facilities) as the chairman of the meeting directs and he may appoint scrutineers, who need not be Members, and fix a time and place for declaring the result of the poll. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

73.	Timing and procedure for a poll

A poll demanded on the election of the chairman of the meeting or on the question of an adjournment shall be taken forthwith. A poll demanded on any other question shall be taken either immediately or at such subsequent time (not being more than 30 clear days after the date of the meeting or adjourned meeting at which the poll is demanded) and place, and by such additional means of attendance and participation (including at such place and/or by means of such electronic facility or facilities) as the chairman of the meeting may direct. No notice need be given of a poll not taken immediately. Any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll. The demand for a poll may be withdrawn with the consent of the chairman of the meeting at any time before the close of the meeting or the taking of the poll, whichever is the earlier, and in that event shall not invalidate the result of a show of hands declared before the demand was made.

VOTES OF MEMBERS

74.	Votes of Members and of joint holders

74.1	Subject to any rights or restrictions for the time being attached to any class or classes of shares and to any other provisions of these Articles or the Statutes:

(a)	on a show of hands:

(i)	each Member present in person has one vote;

(ii)	except as provided in (iii) and (iv) below, each proxy present in person who has been duly appointed by one or more Members entitled to vote on a resolution has one vote;

(iii)	each proxy present in person has one vote for and one vote against a resolution if the proxy has been duly appointed by more than one Member entitled to vote on the resolution and the proxy has been instructed by one or more of those Members to vote for the resolution and by one or more other of those Members to vote against it;

(iv)	each proxy present in person has one vote for and one vote against a resolution if the proxy has been duly appointed by more than one Member entitled to vote on the resolution and either:

(A)

the proxy has been instructed by one or more of those Members to vote for the resolution and has been given any discretion by one or more other of those Members to vote and the proxy exercises that discretion to vote against it; or

(B)

the proxy has been instructed by one or more other of those Members to vote against the resolution and has been given any discretion by one or more other of those Members to vote and the proxy exercises that discretion to vote for it; and

(v)	each duly authorised representative present in person of a Member that is a corporation has one vote;

(b)

on a poll, every Member present in person or by proxy or corporate representative has one vote for every share of which he is the holder or in respect of which his appointment as proxy or corporate representative has been made; and

(c)

for votes on a show of hands or a poll, any Member, proxy or corporate representative entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses the same way.

74.2

In the case of joint holders of a share, the vote of the senior holder who votes, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders; and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the share.

75.	Voting on behalf of incapable Member

A Member in respect of whom an order has been made by any court or official having jurisdiction (in the United Kingdom or elsewhere) in matters concerning mental disorder may vote, whether on a show of hands or on a poll, by his receiver, curator bonis or other person authorised on his behalf by that court or official, and such receiver, curator bonis or other person may vote by proxy, provided that evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote has been delivered at the Office (or at such other place as may be specified in accordance with these Articles for the delivery of appointments of proxy) not later than the last time at which an appointment of a proxy should have been delivered in order to be valid for use at that meeting or on the holding of that poll.

76.	Suspension of rights for non-payment of calls and non-disclosure of interests

76.1

No Member shall, unless the Directors otherwise determine, be entitled, in respect of any share in the capital of the Company held by him, to be present or to vote on any question, either in person or by proxy, at any general meeting, or separate general meeting of the holders of any class of shares of the Company, or to be reckoned in a quorum, if any call or other sum presently payable by him to the Company in respect of such share remains unpaid.

76.2

If any Member, or any other person appearing to the Directors to be interested in any shares in the capital of the Company held by such Member, has been duly served with a notice under section 793 of the 2006 Act and is in default for the period of 14 days from the date of service of the notice under the said section 793 in supplying to the Company the information thereby required, then the Company may (at the absolute discretion of the Directors) at any time thereafter by notice (a “restriction notice”) to such Member direct that, in respect of the shares in relation to which the default occurred and any other shares held at the date of the restriction notice by the Member, or such of them as the Directors may determine from time to time (the “restricted shares” which expression shall include any further shares which are issued in respect of any restricted shares), the Member shall not, nor shall any transferee to which any of such shares are transferred other than pursuant to a permitted transfer or pursuant to Article 76.3(c) below, be entitled to be present or to vote on any question, either in person or by proxy, at any general meeting of the Company or separate general meeting of the holders of any class of shares of the Company, or to be reckoned in a quorum.

76.3

Where the restricted shares represent at least 0.25 per cent. (in nominal value) of the issued shares of the same class as the restricted shares (excluding any shares of that class held as treasury shares), then the restriction notice may also direct that:

(a)

any dividend or any part thereof or other monies which would otherwise be payable on or in respect of the restricted shares shall be withheld by the Company; shall not bear interest against the Company; and shall be payable (when the restriction notice ceases to have effect) to the person who would but for the restriction notice have been entitled to them; and/or

(b)

where an offer of the right to elect to receive shares of the Company instead of cash in respect of any dividend or part thereof is or has been made by the Company, any election made thereunder by such Member in respect of such restricted shares shall not be effective; and/or

(c)	no transfer of any of the shares held by such Member shall be recognised or registered by the Directors unless the transfer is a permitted transfer; or:

(i)	the Member is not himself in default as regards supplying the information required; and

(ii)

the transfer is of part only of the Member’s holding and, when presented for registration, is accompanied by a certificate by the Member in a form satisfactory to the Directors to the effect that after due and careful enquiry the Member is satisfied that none of the shares the subject of the transfer are restricted shares; and/or

(d)

any shares held by such Member in uncertificated form shall forthwith be converted into certificated form (and the Directors shall be entitled to direct the operator of the relevant system applicable to those shares to effect that conversion immediately) and that Member shall not after that be entitled to convert all or any shares held by him into uncertificated form (except with the authority of the Directors) unless:

(i)	the Member is not himself in default as regards supplying the information required; and

(ii)

the Member proves to the satisfaction of the Directors that after due and careful enquiry the Member is satisfied that none of the shares he is proposing to convert into uncertificated form are default shares.

Upon the giving of a restriction notice its terms shall apply accordingly.

76.4

The Company shall send a copy of the restriction notice to each other person appearing to be interested in the shares the subject of such notice, but the failure or omission by the Company to do so shall not invalidate such notice.

76.5

Any restriction notice shall have effect in accordance with its terms until not more than seven days after the Directors are satisfied that the default in respect of which the restriction notice was issued no longer continues but shall cease to have effect in relation to any shares which are transferred by such Member by means of a permitted transfer or in accordance with Article 76.3(c) above on receipt by the Company of notice that a transfer as aforesaid has been made. The Company may (at the absolute discretion of the Directors) at any time give notice to the Member cancelling, or suspending for a stated period the operation of, a restriction notice in whole or in part.

76.6	For the purposes of this Article 76:

(a)

a person shall be treated as appearing to be interested in any shares if the Member holding such shares has given to the Company a notification whether following service of a notice under the said section 793 or otherwise which either:

(i)	names such person as being so interested; or

(ii)

(after taking into account the said notification and any other relevant information in the possession of the Company) the Company knows or has reasonable cause to believe that the person in question is or may be interested in the shares; and

(b)	a transfer of shares is a permitted transfer if but only if:

(i)	it is a transfer by way of, or in pursuance of, acceptance of a takeover offer for the Company (as defined in section 974 of the 2006 Act); or

(ii)

the Directors are satisfied that the transfer is made pursuant to a bona fide sale of the whole of the beneficial ownership of the shares to a third party unconnected with the transferring Member or with any other person appearing to the Directors to be interested in such shares (and for the purposes of this Article 76.6(b)(ii) any associate (as that term is defined in section 435 of the Insolvency Act 1986) of the Member or of any other person appearing to the Directors to be interested in any of the restricted shares shall be deemed to be connected with the transferring Member); or

(iii)

the transfer results from a sale made on or through a market operated by the London Stock Exchange or on or through any stock exchange outside the United Kingdom on which the Company’s shares of the same class as the restricted shares, or securities representing such shares, are normally dealt in.

76.7	The provisions of this Article 76 are in addition and without prejudice to the provisions of the Statutes.

77.	Objections to and errors in voting

No objection shall be raised to the qualification of any voter or to the counting of, or failure to count, a vote except at the meeting or adjourned meeting at which the vote objected to is given or tendered (or at which the error occurs), and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the chairman of the meeting, whose decision shall be final and conclusive. Whether a proxy or corporate representative has voted in accordance with any instructions given by the Member who has appointed such proxy or corporate representative need not be verified by the Company or any other person and any vote (whether on a show of hands or on a poll) given by such proxy or corporate representative will be valid for all purposes notwithstanding any failure to follow such instructions.

78.	Voting on a poll

On a poll votes may be given personally or by proxy and a Member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

79.	Execution of proxies

The appointment of a proxy shall be in any usual or common form, or in any other form which the Directors may approve and shall be:

(a)	under the hand of the appointor or of his attorney duly authorised in writing; or

(b)	if the appointor is a corporation, either under seal, or under the hand of an officer or attorney or other person duly authorised; or

(c)	if permitted by the Directors, in electronic form in the manner and form and subject to such terms and conditions as the Directors may decide.

The signature, if any, on such appointment need not be witnessed.

80.	Appointment of proxies

A proxy need not be a Member of the Company. A Member may appoint more than one proxy to attend and to speak and to vote on the same occasion, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by the Member. The appointment of a proxy shall not preclude a Member from attending and voting in person at the meeting or any adjournment thereof.

81.	Delivery of proxies

81.1	The appointment of a proxy shall:

(a)

(in the case of an appointment not sent in electronic form) be deposited at the Office or at such other place or one of such places (if any) within the United Kingdom as is or are specified for that purpose in or by way of note to the notice convening the meeting or any document accompanying such notice; or

(b)	(in the case of an appointment sent in electronic form) where an address has been specified for the purpose by the Company (generally or specifically), be received at such address,

not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the appointment proposes to vote or by such later time as is specified in the notice or instrument or, in the case of a poll taken otherwise than at or on the same day as the meeting or adjourned meeting, not less than 24 hours before the time appointed for the taking of the poll at which it is to be used or by such later time as is specified in the notice or instrument, and in default the appointment of a proxy shall not be treated as valid. Failing previous registration with the Company, the power of attorney or other authority, if any, under which the appointment of a proxy is executed, or a notarially certified copy or a copy certified in accordance with the Powers of Attorney Act 1971 of that power or authority, or a copy in some other way approved by the Directors, shall (whether (a) or (b) above shall apply) also be deposited or received at the Office or at such other place specified in accordance with (a) above, or (if the Directors so agree) at the address or by the means provided in accordance with (b) above, not later than the time by which the appointment of a proxy is required to be deposited or (as the case may be) received in accordance with this Article. When calculating any periods mentioned in this Article, the Directors may specify that no account shall be taken of any part of a day that is not a working day.

Without limiting the foregoing, in relation to any shares which are held in uncertificated form, the Directors may from time to time permit appointments of a proxy to be made by an Uncertificated Proxy Instruction, (that is, a properly authenticated dematerialised instruction, and/or other instruction or notification, which is sent by means of the relevant system concerned and received by such participant in that system acting on behalf of the Company as the Directors may prescribe, in such form and subject to such terms and conditions as may from time to time be prescribed by the Directors (subject always to the facilities and requirements of the relevant system concerned)); and may in a similar manner permit supplements to, or amendments or revocations of, any such Uncertificated Proxy Instruction to be made by like means. Notwithstanding any other provision of these Articles, the Directors may in addition prescribe the method of determining the time at which any such properly authenticated dematerialised instruction (and/or other instruction or notification) is to be treated as received by the Company or such participant. The Directors may treat any such Uncertificated Proxy Instruction which purports to be or is expressed to be sent on behalf of a holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that holder.

81.2

An appointment of a proxy and any other document referred to in the last sentence of the first paragraph of Article 81.1 shall be deemed to have been validly deposited or received in accordance with Article 81.1 if the appointment is received at the Office or at such other place specified in accordance with Article 81.1(a) by facsimile transmission within the period of time specified by

Article 81.1 provided that the original appointment in the same form as the appointment received by facsimile transmission and any other such document is deposited at the place at which the facsimile transmission was received not less than 24 hours before the time appointed for the meeting or adjourned meeting or the holding of a poll subsequently at which the vote is to be used or by such later time as is specified in the notice or instrument.

81.3

If two or more valid but differing appointments of a proxy are delivered or (in the case of appointments in electronic form) received in accordance with Article 81.1 in respect of the same share for use at the same meeting, the one which is last delivered or, as the case may be, received as aforesaid (regardless of its date, its date of sending or the date of its execution) shall be treated as replacing and revoking the others as regards that share. If the Company is unable to determine which was delivered or received last, none of them shall be treated as valid in respect of that share.

82.	Validity of proxies

An appointment of a proxy shall, unless the contrary is stated thereon, be valid as well for any adjournment of the meeting to which it relates. No appointment of a proxy shall be valid after the expiration of 12 months from the date of its deposit or receipt in accordance with Article 81.1 except at an adjourned meeting or on a poll demanded at a meeting or adjourned meeting in cases where the meeting was originally held within 12 months from that date.

83.	Authority of proxies to call for a poll

The appointment of a proxy to vote on a matter at a meeting of the Company shall be deemed to confer authority on the proxy to demand or join in demanding a poll on that matter.

84.	Cancellation of proxy’s authority

84.1	The termination of the authority of a person to act as proxy must be notified to the Company in writing.

84.2	The termination of the authority of a person to act as proxy does not affect:

(a)

whether that person counts in deciding whether there is a quorum at a meeting, the validity of anything that person does as chairman of a meeting or the validity of a poll demanded by that person at a meeting unless the Company receives notice of termination before the commencement of the meeting; and

(b)

the validity of a vote given by that person unless the Company receives notice of termination before the commencement of the meeting or adjourned meeting at which the vote is given or, in the case of a poll taken more than 48 hours after it is demanded, before the time appointed for taking the poll.

84.3

The notice of the termination must be received at an address that is specified in the form of proxy or, where the appointment of the proxy was sent by electronic means, at an address that is specified or deemed to be specified in such form of proxy or, in either case, in the notice convening the meeting or any document sent therewith.

84.4

A vote given or poll demanded in accordance with the terms of an appointment of a proxy or by the duly authorised representative of a corporation shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or determination of the authority of the person voting or demanding a poll, provided that no intimation in writing of such death, insanity, revocation or determination shall have been received by the Company at the Office or such other place (if any) as is specified in the form of proxy for depositing the appointment of proxy or, where the appointment of the proxy was sent by electronic means, at an address that is specified or deemed to be specified in such form of proxy, or in either case, in the notice convening the meeting or any document sent therewith, in each case in accordance with Article 81.1, before the time for holding the meeting or adjourned meeting or the time appointed for taking a poll subsequently thereto at which such vote is given.

85.	Corporate representatives

Any corporation which is a Member of the Company may by resolution of its directors or other governing body authorise a person or persons to act as its representative or representatives at any meeting of the Company or of any class of Members of the Company. A director, the Secretary or other person authorised for the purpose by the Secretary may require a representative to produce a certified copy of the resolution of authorisation before permitting him to exercise his powers.

86.	Powers of corporate representatives

Any person so authorised shall be entitled to exercise on behalf of the corporation which he represents the same powers as that corporation could exercise if it were an individual Member of the Company and such corporation shall for the purposes of these Articles be deemed to be present in person at any such meeting if a person so authorised is present thereat. Where the corporation authorises more than one person, the provisions of section 323(3) and (4) of the 2006 Act shall apply.

DIRECTORS

87.	Number of Directors

Unless and until the Company in general meeting shall otherwise determine, the number of Directors shall not be less than two, but shall not be subject to any maximum number.

88.	Directors’ shareholding qualification

A Director shall not be required to hold any shares in the capital of the Company. A Director who is not a Member shall nevertheless be entitled to receive notice of and attend and speak at all general meetings of the Company and all separate general meetings of the holders of any class of shares in the capital of the Company.

89.	Age of Directors

There shall not be an age limit for Directors.

90.	Other interests of Directors

Subject to the provisions of the Statutes, a Director of the Company may be or continue as or become a director or other officer, employee or member of, or a party to any contract, transaction or arrangement with, or otherwise interested in, any body corporate in which the Company may be (directly or indirectly) interested as shareholder or otherwise or any parent undertaking or subsidiary undertaking of any parent undertaking of the Company, and no such Director shall, by reason of his office, be accountable to the Company for any remuneration or other benefits which derive from any such office or employment or from any contract, transaction or arrangement with, or from his membership or interest in, such other body corporate or undertaking. No such office, employment, contract, transaction or arrangement or interest shall be liable to be avoided on the ground of any such interest or benefit.

91.	Directors’ fees

The Directors shall be paid out of the funds of the Company by way of fees for their services as Directors such sums (if any) as the Directors may from time to time determine (not exceeding in the aggregate an annual sum (excluding amounts payable under any other provision of these Articles) of £500,000 or such larger amount as the Company may by ordinary resolution determine) and such remuneration shall be divided among them in such proportions and manner as the Directors determine and, in default of a determination within a reasonable period, equally, except that any Director holding office for less than a year or other period for which remuneration is paid shall rank in the division in proportion to the fraction of the year or other period during which he has held office. Such remuneration shall be deemed to accrue from day to day.

92.	Directors expenses

The Directors may also be paid all reasonable travelling, hotel and other expenses properly incurred by them in attending and returning from meetings of the Directors or any committee of the Directors or general meetings of the Company or of the holders of any class of shares or debentures of the Company or otherwise in connection with the business of the Company.

93.	Additional remuneration

Any Director who is appointed to any executive office or who serves on any committee or who devotes special attention to the business of the Company, or who otherwise performs services which in the opinion of the Directors are outside the scope of the ordinary duties of a Director, may be paid such extra remuneration by way of salary, percentage of profits or otherwise as the Directors may determine.

ALTERNATE DIRECTORS

94.	Alternate Directors

94.1

Each Director shall have the power at any time to appoint as an alternate Director either: (i) another Director or (ii) any other person approved for that purpose by a resolution of the Directors, and, at any time, to terminate such appointment. Every appointment and removal of an alternate Director shall be in writing signed by the appointor and (subject to any approval required) shall (unless the Directors agree otherwise) only take effect upon receipt of such written appointment or removal at the Office or at a meeting of the Directors or in the case of an appointment or removal in electronic form, at such address (if any) specified by the Company for that purpose. An alternate Director shall not be required to hold any shares in the capital of the Company and shall not be counted in reckoning the maximum and minimum numbers of Directors allowed or required by Article 87.

94.2

An alternate Director so appointed shall not be entitled as such to receive any remuneration from the Company except only such part (if any) of the remuneration otherwise payable to his appointor as such appointor may by notice in writing to the Company from time to time direct, but shall otherwise be subject to the provisions of these Articles with respect to Directors. An alternate Director shall during his appointment be an officer of the Company and shall alone be responsible to the Company for his own acts and defaults and shall not be deemed to be an agent of his appointor.

94.3

An alternate Director shall be entitled (subject to his giving to the Company either an address within the United Kingdom or an address for the purpose of sending or receiving documents or information by electronic means at which notices may be served upon him) to receive notices of all meetings of the Directors and of any committee of the Directors of which his appointor is a Member, and shall be entitled to attend and vote as a Director at any such meeting at which his appointor is not personally present and generally in the absence of his appointor to perform and exercise all functions, rights, powers and duties as Director of his appointor.

94.4

The appointment of an alternate Director shall automatically determine on the happening of any event which, if he were a Director, would cause him to vacate such office or if his appointor shall cease for any reason to be a Director otherwise than by retiring and being re-appointed at the same meeting.

94.5

A Director or any other person may act as alternate Director to represent more than one Director and an alternate Director shall be entitled at meetings of the Directors or any committee of the Directors to one vote for every Director whom he represents in addition to his own vote (if any) as a Director, but he shall count as only one for the purpose of determining whether a quorum is present.

BORROWING POWERS

95.	Directors’ borrowing powers and restrictions on borrowing

95.1

Subject as hereinafter provided the Directors may exercise all the powers of the Company to borrow money, and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital, or any part thereof, and, subject to the provisions of the Statutes to issue debentures, debenture stock, and other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

95.2

The Directors shall restrict the borrowings of the Company and exercise all voting and other rights or powers of control exercisable by the Company in relation to its subsidiary undertakings (if any) so as to secure (so far, as regards subsidiary undertakings, as by such exercise they can secure) that the aggregate amount for the time being remaining outstanding of all monies borrowed by the Group (which expression in this Article means the Company and its subsidiary undertakings for the time being) and for the time being: owing to persons outside the Group shall not at any time, without the previous sanction of an ordinary resolution of the Company in general meeting, exceed a sum equal to 5 times the aggregate of:

(a)	the amount paid up on the issued share capital of the Company; and

(b)

the total of the capital and revenue reserves of the Group (including any share premium account, capital redemption reserve and credit balance on the profit and loss or income account) in each case, whether or not such amounts are available for distribution;

all as shown in the latest audited consolidated balance sheet of the Group but after:

(i)

making such adjustments as may be appropriate in respect of any variation in such amount paid up on the issued share capital or share premium account or capital redemption reserve or merger reserve since the date of such latest audited consolidated balance sheet and so that for this purpose if any issue or proposed issue of shares for cash or otherwise has been underwritten or otherwise agreed to be subscribed (for cash or otherwise) then, at any time when the underwriting of such shares or other agreement as aforesaid shall be unconditional, such shares shall be deemed to have been issued and the amount (including any premium) payable (or which would be credited as payable) in respect thereof (not being monies payable later than six months after the date of allotment) shall be deemed to have been paid up to the extent that the underwriters or other persons are liable therefor;

(ii)

deducting (to the extent included) any amounts distributed or proposed to be distributed (but not provided in such latest audited consolidated balance sheet) other than distributions attributable to the Company or any subsidiary undertaking;

(iii)

deducting (to the extent included) any amounts attributable to goodwill (other than goodwill arising on consolidation) which, as at the date of the relevant calculation, remain within the Company and its subsidiary undertakings and which have been written off against reserves either by direct charge or by charge through the profit and loss or income account;

(iv)	excluding any amounts attributable to outside shareholders in subsidiary undertakings of the Company;

(v)	deducting any debit balance on the profit and loss or income account;

(vi)

adding back an amount equal to amounts charged in respect of any deferred tax liabilities, any deficit relating to pensions and other post employment benefits and any asset or liability which has been re-valued under the provisions of IAS 32, 39, 40 or 41 or the corresponding UK standard, whether charged to profit and loss account or to fair value reserve (in each case) substituting the relevant amounts that would have been recognised had the accounts been prepared in accordance with the relevant accounting standards applicable to the Group’s accounts for the year ended 31 December 2004 under UK generally accepted accounting principles insofar as they relate to the matters dealt with by IAS 32 and IAS 39, 40, 41; and deducting from reserves amounts credited in respect of any deferred tax assets and any surpluses relating to pensions and other post employment benefits or any asset or liability which has been re-valued under the provisions of IAS 32, 39, 40 or 41 or the corresponding UK standard, whether included in profit and loss account or in the fair value reserve (in each case) substituting the relevant amounts that would have been recognised had the accounts been prepared in accordance with the relevant accounting standards applicable to the Group’s accounts for the year ended 31 December 2004 under UK generally accepted accounting principles insofar as they relate to the matters dealt with by IAS 32 and IAS 39, 40, 41.

References in this paragraph to IAS are to those International Accounting Standards as from time to time amended, and any standards, principles, practice or rules that may from time to time, directly or indirectly, supplement or replace those standards or any part of them; and

(vii)	making such adjustments (if any) as the Auditors may consider appropriate.

95.3

For the purpose of the foregoing limit, “monies borrowed” shall be deemed to include the following except in so far as otherwise taken into account (together in each case with any fixed or minimum premium payable on final redemption or repayment):

(a)

the principal amount for the time being owing (other than to a member of the Group) in respect of any loan capital, whether secured or unsecured, issued by a member of the Group in whole or in part for cash or otherwise;

(b)

the principal amount raised by any member of the Group by acceptances or under any acceptance credit opened on its behalf by any bank or accepting house other than acceptances relating to the purchase of goods in the ordinary course of trading and outstanding for not more than 90 days;

(c)

the nominal amount of any issued share capital, and the principal amount of any monies borrowed or other indebtedness, the redemption or repayment of which is guaranteed or secured or is the subject of an indemnity given by any member of the Group and the beneficial interest in the redemption or repayment of which is not owned within the Group; and

(d)

the nominal amount of any issued share capital (not being equity share capital which as regards capital has rights no more favourable than those attached to its ordinary share capital) of any subsidiary undertaking of the Company owned otherwise than by other members of the Group, but “monies borrowed” shall not include and shall be deemed not to include:

(i)

amounts borrowed for the purpose of repaying the whole or any part (with or without premium) of any monies borrowed by any member of the Group then outstanding and so to be applied within six months of being so borrowed, pending their application for such purpose within such period; and

(ii)

the proportion of the excess outside borrowing of a partly owned subsidiary undertaking which corresponds to the proportion of its equity share capital which is not directly or indirectly attributable to the Company and so that, for this purpose, the expression “excess outside borrowing” shall mean so much of the monies borrowed by such partly owned subsidiary undertaking otherwise than from members of the Group as exceeds the monies borrowed (if any) from and owing to it by other members of the Group.

When the aggregate amount of monies borrowed required to be taken into account for the purposes of this Article on any particular day is being ascertained, any of such monies denominated or repayable (or repayable at the option of any person other than the Company or any subsidiary undertaking) in a currency other than sterling shall be translated, for the purpose of calculating the sterling equivalent, at the rate(s) of exchange prevailing on that day in London, or on the last business day six months before such day if thereby such aggregate amount would be less (and so that for this purpose the rate of exchange prevailing shall be taken as the spot rate in London quoted at or about 11.00 a.m. on the day in question by a London clearing bank, approved by the Directors, as being the rate for the purchase by the Company of the currency and amount in question for sterling).

95.4

A certificate or report by the Auditors as to the amount of the limit in Article 95.2 or the aggregate amount of monies borrowed falling to be taken into account under Article 95.3 or to the effect that the limit imposed by this Article has not been or will not be exceeded at any particular time or times or during any period shall be conclusive evidence of such amount or fact for the purposes of this Article.

95.5

No lender or other person dealing with the Company or any of its subsidiary undertakings shall be concerned to see or inquire whether the said limit is observed, and no debt incurred or security given in excess of such limit shall be invalid or ineffectual, except in the case of express notice to the lender or the recipient of the security at the time when the debt was incurred or security given that the said limit has been or would thereby be exceeded.

95.6	In this Article “subsidiary undertaking” means a subsidiary undertaking of the Company which is required by the Statutes to be included in consolidated group accounts.

POWERS AND DUTIES OF DIRECTORS

96.	Powers of Company vested in the Directors

The business of the Company shall be managed by the Directors, who may exercise all the powers of the Company subject, nevertheless, to the provisions of these Articles and of the Statutes, and to such directions as may be given by the Company in general meeting by special resolution, provided that no alteration of these Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if such alteration had not been made or such direction had not been given. The general powers conferred upon the Directors by this Article shall not be deemed to be abridged or restricted by any specific power conferred upon the Directors by any other Article.

97.	Pensions, insurance and gratuities for Directors and others

97.1

The Directors may exercise all the powers of the Company to give or award pensions, annuities, gratuities or other retirement, superannuation, death or disability allowances or benefits (whether or not similar to the foregoing) to (or to any person in respect of) any persons who are or have at any time been Directors of or employed by or in the service of the Company or of any body corporate which is or was a subsidiary undertaking or a parent undertaking of the Company or another subsidiary undertaking of a parent undertaking of the Company or otherwise associated with the Company or any such body corporate, or a predecessor in business of the Company or any such body corporate, and to the spouses, civil partners, former spouses, former civil partners, children and other relatives and dependants of any such persons and may establish, maintain, support, subscribe to and contribute to all kinds of schemes, trusts and funds (whether contributory or non-contributory) for the benefit of such persons as are hereinbefore referred to or any of them or any class of them, and so that any Director or former Director shall be entitled to receive and retain for his own benefit any such pension, annuity, gratuity, allowance or other benefit (whether under any such trust, fund or scheme or otherwise).

97.2

Without prejudice to any other provisions of these Articles, the Directors may exercise all the powers of the Company to purchase and maintain insurance for or for the benefit of any persons who are or were at any time directors, officers, employees or auditors of the Company, or of any other body (whether or not incorporated) which is or was its parent undertaking or subsidiary undertaking or another subsidiary undertaking of any such parent undertaking (together “Group Companies”) or otherwise associated with the Company or any Group Company or in which the Company or any such Group Company has or had any interest, whether direct or indirect, or of any predecessor in business of any of the foregoing, or who are or were at any time trustees of (or directors of trustees of) any pension, superannuation or similar fund, trust or scheme or any employees’ share scheme or other scheme or arrangement in which any employees of the Company or of any such other body are interested, including (without prejudice to the generality of the foregoing) insurance against any costs, charges, expenses, losses or liabilities suffered or incurred by such persons in respect of any act or omission in the actual or purported execution and/or discharge of their duties and/or the actual or purported exercise of their powers and discretions and/or otherwise in relation to or in connection with their duties, powers or offices in relation to the Company or any such other body, fund, trust, scheme or arrangement.

97.3

Without prejudice to any other provisions of these Articles, the Directors may exercise all the powers of the Company to establish, maintain, and contribute to any scheme for encouraging or facilitating the holding of shares in the Company or in any subsidiary or subsidiary undertaking of the Company by or for the benefit of current or former directors of the Company or any subsidiary or subsidiary undertaking of the Company or any company otherwise allied or associated with the Company or subsidiary or subsidiary undertaking of the Company or the spouses, civil partners, former spouses, former civil partners, families, connections or dependants of any such person and, in connection with any such scheme, to establish, maintain and contribute to a trust for the purpose of acquiring and holding shares in the Company or any subsidiary or subsidiary undertaking of the Company and to lend money to the trustees of any such trust or to any individual referred to above.

98.	Local boards

The Directors may make such arrangements as they think fit for the management and transaction of the Company’s affairs in the United Kingdom and elsewhere and may from time to time and at any time establish any local boards or agencies for managing any of the affairs of the Company in any specified locality, and may appoint any persons to be members of such local board, or any managers or agents, and may fix their remuneration. The Directors from time to time, and at any time, may delegate to any person so appointed any of the powers, authorities, and discretions for the time being vested in the Directors (other than the powers of borrowing and of making calls), with power to sub-delegate, and may authorise the members for the time being of any such local board, or any of them, to fill up any vacancies therein, and to act notwithstanding vacancies; and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit, and the Directors may at any time remove any person so appointed, and may annul or vary any such delegation.

99.	Attorneys

The Directors may from time to time and at any time by power of attorney or otherwise appoint any body corporate, firm or person or body of persons to be the attorney or attorneys or agent or agents of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointments may contain such provisions for the protection and convenience of persons dealing with any such attorney or agent as the Directors may think fit and may also authorise any such attorney or agent to sub-delegate all or any of the powers, authorities and discretions vested in him.

100.	Official seal

The Company may exercise the powers conferred by the Statutes with regard to having an official seal for use abroad and the powers conferred by the Statutes with regard to having an official seal for sealing securities and for sealing documents creating and/or evidencing securities, and such powers shall be vested in the Directors.

101.	Overseas branch register

The Company may exercise the powers conferred upon the Company by the Statutes with regard to the keeping of an overseas branch register, and the Directors may (subject to the provisions of the Statutes) make and vary such regulations as they may think fit concerning the keeping of any such register.

102.	Directors’ permitted interests and entitlement to vote

102.1

Subject to the provisions of the Statutes, a Director may hold any other office or place of profit with the Company, except that of Auditor, in conjunction with the office of Director and may act by himself or through his firm in a professional capacity for the Company (otherwise than as Auditor), and in any such case on such terms as to remuneration and otherwise as the Directors may decide. Any such remuneration shall be in addition to any remuneration provided for by any other Article. No Director or intending Director shall be disqualified by his office from entering into, or being otherwise interested in, any of the foregoing, or any other contract, transaction or arrangement with the Company or in which the Company has a (direct or indirect) interest. Subject to the provisions of the Statutes and save as therein provided no such contract, transaction or arrangement shall be liable to be avoided on the grounds of the Director’s interest, nor shall any Director be liable to account to the Company for any remuneration or other benefit which derives from any such contract, transaction or arrangement or interest by reason of such Director holding that office or of the fiduciary relationship thereby established, but he shall declare the nature of his interest in accordance with the Statutes.

102.2

Save as herein provided, a Director shall not vote at a meeting of the Directors in respect of any contract, arrangement or transaction whatsoever in which he has an interest which is to his knowledge a material interest otherwise than by virtue of interests in shares or debentures or other securities of or otherwise in or through the Company. A Director shall not be counted in the quorum at a meeting in relation to any resolution on which he is debarred from voting.

102.3

A Director shall (in the absence of some other material interest than is indicated below) be entitled to vote (and be counted in the quorum) in respect of any resolution concerning any of the following matters, namely:

(a)

the giving of any guarantee, security or indemnity in respect of money lent or obligations incurred by him or by any other person at the request of or for the benefit of the Company or any of its subsidiary undertakings;

(b)

the giving of any guarantee, security or indemnity in respect of a debt or obligation of the Company or any of its subsidiary undertakings for which he himself has assumed responsibility in whole or in part under a guarantee or indemnity or by the giving of security;

(c)

any proposal concerning an offer of securities of or by the Company or any of its subsidiary undertakings in which offer he is or may be entitled to participate as a holder of securities or in the underwriting or sub-underwriting of which he is to participate;

(d)

any contract, arrangement or transaction concerning any other body corporate in which he or any person connected with him (within the meaning of sections 252 to 255 of the 2006 Act) is interested, directly or indirectly and whether as an officer or shareholder or otherwise howsoever, provided that he and any persons so connected with him do not to his knowledge hold an interest (within the meaning of sections 820 to 825 of the 2006 Act) in one per cent. or more of any class of the equity share capital of such body corporate or of the voting rights available to members of the relevant body corporate;

(e)

any contract, arrangement or transaction for the benefit of employees of the Company or any of its subsidiary undertakings which does not accord to him any privilege or advantage not generally accorded to the employees to whom the scheme relates;

(f)	any contract, arrangement or transaction concerning any insurance which the Company is to purchase and/or maintain for, or for the benefit of, any Directors or persons including Directors;

(g)	the giving of an indemnity pursuant to Article 155; and

(h)	the provision of funds to any Director to meet, or the doing of anything to enable a Director to avoid incurring, expenditure of the nature described in section 205(1) or 206 of the 2006 Act.

102.4

A Director shall not vote or be counted in the quorum on any resolution at any meeting of the Directors concerning his own appointment as the holder of any office or place of profit with the Company or any company in which the Company is interested including fixing or varying the terms of his appointment or the termination thereof.

102.5

Where proposals are under consideration concerning the appointment (including fixing or varying the terms of appointment) of two or more Directors to offices or employments with the Company or any body corporate in which the Company is interested, such proposals may be divided and considered in relation to each Director separately and in such cases each of the Directors concerned (if not debarred from voting under paragraph 102.3(d) of this Article) shall be entitled to vote (and be counted in the quorum) in respect of each resolution except that concerning his own appointment.

102.6

If any question shall arise at any meeting of the Directors as to an interest or as to the entitlement of any Director to vote and such question is not resolved by his voluntarily agreeing to abstain from voting, such question shall be referred to the chairman of the meeting and his ruling in relation to any Director other than himself shall be final and conclusive except in a case where the nature or extent of the interests of the Director concerned have not been fairly disclosed.

102.7

Subject to the provisions of the Statutes the Company may by ordinary resolution suspend or relax the provisions of this Article to any extent or ratify any contract, arrangement or transaction not duly authorised by reason of a contravention of this Article.

102.8

(a)

For the purposes of section 175 of the 2006 Act, the Directors may authorise any matter proposed to them in accordance with these Articles which would, if not so authorised, constitute or give rise to an infringement of duty by a Director under that Section.

(b)	Authorisation of a matter under sub paragraph (a) of this paragraph of this Article shall be effective only if -

(i)

the matter in question shall have been proposed by any person for consideration at a meeting of the Directors, in accordance with the Directors procedures, if any, for the time being relating to matters for consideration by the Directors or in such other manner as the Directors may approve;

(ii)

any requirement as to the quorum at the meeting of the Directors at which the matter is considered is met without counting the Director in question and any other interested Director (together the “Interested Directors”); and

(iii)	the matter was agreed to without the Interested Directors voting or would have been agreed to if the votes of the Interested Directors had not been counted.

(c)

Any authorisation of a matter pursuant to sub paragraph (a) of this paragraph of this Article shall extend to any actual or potential conflict of interest which may reasonably be expected to arise out of the matter so authorised.

(d)

Any authorisation of a matter under sub paragraph (a) of this paragraph of this Article shall be subject to such conditions or limitations as the Directors may specify, whether at the time such authorisation is given or subsequently, and may be terminated or varied by the Directors at any time. A Director shall comply with any obligations imposed on him by the Directors pursuant to any such authorisation.

(e)	A Director shall not, by reason of his office or the fiduciary relationship thereby established, be accountable to the Company for any remuneration or other benefit which derives from any matter authorised by the Directors under sub-paragraph (a) of this paragraph of this Article and any contract, transaction or arrangement relating thereto shall not be liable to be avoided on the grounds of any such remuneration or other benefit or on the ground of the Director having any interest as referred to in the said section 175.

(f)

A Director shall be under no duty to the Company with respect to any information which he obtains or has obtained otherwise than as a director or officer or employee of the Company and in respect of which he owes a duty of confidentiality to another person. However, to the extent that his connection with that other person conflicts, or possibly may conflict, with the interests of the Company, this sub-paragraph (f) of this paragraph of this Article applies only if the existence of that connection has been authorised by the Directors under sub-paragraph (a) of this paragraph of this Article. In particular, the Director shall not be in breach of the general duties he owes to the Company by virtue of sections 171 to 177 of the 2006 Act because he fails -

(i)	to disclose any such information to the Directors or to any Director or other officer or employee of the Company; and/or

(ii)	to use any such information in performing his duties as a Director or officer or employee of the Company.

(g)

Where the existence of a Director’s connection with another person has been authorised by the Directors under sub-paragraph (a) of this paragraph of this Article and his connection with that person conflicts, or possibly may conflict, with the interests of the Company, the Director shall not be in breach of the general duties he owes to the Company by virtue of sections 171 to 177 of the 2006 Act because he -

(i)

absents himself from meetings of the Directors or any committee thereof at which any matter relating to the conflict of interest or possible conflict of interest will or may be discussed or from the discussion of any such matter at a meeting or otherwise; and/or

(ii)

makes arrangements not to receive documents and information relating to any matter which gives rise to the conflict of interest or possible conflict of interest sent or supplied by the Company and/or for such documents and information to be received and read by a professional adviser, for so long as he reasonably believes such conflict of interest (or possible conflict of interest) subsists.

(h)	The provisions of sub-paragraphs (f) and (g) of this paragraph of this Article are without prejudice to any equitable principle or rule of law which may excuse the Director from -

(i)	disclosing information, in circumstances where disclosure would otherwise be required under these Articles or otherwise; or

(ii)

attending meetings or discussions or receiving documents and information as referred to in sub-paragraph (g) of this paragraph of this Article, in circumstances where such attendance or receiving such documents and information would otherwise be required under these Articles.

(i)	For the purposes of this Article, a conflict of interest includes a conflict of interest and duty and a conflict of duties.

103.	Exercise of Company’s voting powers

The Directors may exercise or procure the exercise of the voting rights conferred by the shares in any other body corporate held or owned by the Company or any power of appointment in relation to any other body corporate, and may exercise any voting rights or power of appointment to which they are entitled as directors of such other body corporate, in such manner as they shall in their absolute discretion think fit, including the exercise thereof in favour of appointing themselves or any of them as directors, officers or servants of such other body corporate, and fixing their remuneration as such, and may vote as Directors of the Company in connection with any of the matters aforesaid.

104.	Signing of cheques etc.

All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments, and all receipts for monies paid to the Company, shall be signed, drawn, accepted, endorsed, or otherwise executed, as the case may be, in such manner as the Directors shall from time to time determine.

105.	Minutes

105.1	The Directors shall cause minutes to be recorded:

(a)	of all appointments of officers made by the Directors;

(b)	of the names of the Directors present at each meeting of the Directors and of any committee of the Directors;

(c)	of all resolutions and proceedings at all meetings of the Company, and of the Directors, and of committees of Directors.

105.2

It shall not be necessary for Directors present at any meeting of Directors or committee of Directors to sign their names in any minute book or other book kept for recording attendance. Minutes recorded as aforesaid, if purporting to be signed by the chairman of the meeting, or by the chairman of the next succeeding such meeting, shall be receivable as evidence of the matters stated in such minutes.

DISQUALIFICATION OF DIRECTORS

106.	Vacation of a Director’s office

The office of a Director shall be vacated in any of the following events, namely:

106.1	if a bankruptcy order is made against him or he makes any arrangement or composition with his creditors generally;

106.2

if he ceases to be a Director by virtue of any provision of the Statutes, is removed from office pursuant to these Articles or the Statutes or becomes prohibited by law or (if applicable) the rules of any stock exchange from acting as a Director;

106.3

if, in England or elsewhere, an order is made by any court claiming jurisdiction in that behalf on the ground (however formulated) of mental disorder for his detention or for the appointment of a guardian or receiver or other person to exercise powers with respect to his property or affairs;

106.4	if he resigns his office by notice to the Company or offers to resign and the Directors resolve to accept such offer;

106.5

if, not having leave of absence from the Directors, he and his alternate (if any) fail to attend the meetings of the Directors for six successive months, unless prevented by illness, unavoidable accident or other cause which may seem to the Directors to be sufficient, and the Directors resolve that his office be vacated;

106.6

if, by notice in writing delivered to or received at the Office or, in the case of a notice in electronic form, at such address (if any) specified by the Directors for that purpose or tendered at a meeting of the Directors, his resignation is requested by all of the other Directors (but so that this shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company).

RETIREMENT AND SUBMISSION FOR RE-ELECTION OF DIRECTORS

107.	Regular submission of Directors for re-election

At every annual general meeting, there shall retire from office any Director who shall have been a Director at each of the preceding two annual general meetings and who was not appointed or re-appointed by the Company in general meeting at, or since, either such meeting. A retiring Director shall be eligible for re-appointment. A Director retiring at a meeting shall, if he is not re-appointed at such meeting, retain office until the meeting appoints someone in his place, or if it does not do so, until the conclusion of such meeting.

108.	Appointment of Directors by separate resolution

A single resolution for the appointment of two or more persons as Directors shall not be put at any general meeting, unless an ordinary resolution that it should be so put has first been agreed to by the meeting without any vote being given against it.

109.	Persons eligible for appointment

No person other than a Director retiring at the meeting shall, unless recommended by the Directors, be eligible for appointment to the office of Director at any general meeting unless not less than seven nor more than 42 days before the date appointed for the meeting there shall have been left at the Office notice in writing, signed by a Member duly qualified to attend and vote at such meeting, of his intention to propose such person for appointment, and also notice in writing signed by that person of his willingness to be appointed.

110.	Casual vacancies and additional Directors - powers of Company

Subject as aforesaid, the Company may from time to time by ordinary resolution appoint a person who is willing to act to be a Director either to fill a casual vacancy or as an additional Director.

111.	Casual vacancies and additional Directors - powers of Directors

The Directors shall have power at any time, and from time to time, to appoint any person to be a Director of the Company, either to fill a casual vacancy or as an addition to the existing Directors, but so that the total number of Directors shall not at any time exceed the maximum number, if any, fixed by or pursuant to these Articles. Any Director so appointed shall hold office only until the next following annual general meeting, and shall then be eligible for reappointment. If not reappointed at such meeting, he shall vacate office at the conclusion thereof.

112.	Power of removal by ordinary resolution

The Company may by ordinary resolution, of which special notice has been given in accordance with the provisions of the Statutes, remove any Director before the expiration of his period of office notwithstanding anything in these Articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company.

113.	Appointment of replacement Director

Subject to Article 108, the Company may by ordinary resolution appoint another person in place of a Director removed from office under the immediately preceding Article.

PROCEEDINGS OF DIRECTORS

114.	Board meetings and participation

The Directors may meet for the despatch of business, adjourn and otherwise regulate their meetings as they think fit. Without prejudice to the foregoing, all or any of the Directors or of the members of any committee of the Directors may participate in a meeting of the Directors or of that committee by electronic means, including by means of a conference telephone or any communication equipment which allows all persons participating in the meeting to hear each other and to address each other. A person so participating shall be deemed to be present in person at the meeting and shall be entitled to vote and be counted in the quorum accordingly. Such a meeting shall be deemed to take place where the largest group of those participating is assembled, or, if there is no such group, where the chairman of the meeting is then present. The word “meeting” in these Articles shall be construed accordingly.

115.	Quorum at board meetings

The Directors may determine the quorum necessary for the transaction of business. Until otherwise determined two Directors shall constitute a quorum.

116.	Voting at board meetings

Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes, the chairman of the meeting shall have a second or casting vote. A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors. Any Director may waive notice of any meeting and any such waiver may be retrospective.

117.	Notice of board meetings

Notice of a meeting of the Directors shall be deemed to be duly given to a Director if it is given to him personally or by word of mouth or sent in writing to him at his last known address or any other address given by him to the Company for this purpose or sent in electronic form to such address (if any) for the time being specified by him or on his behalf to the Company for that purpose. A Director absent or intending to be absent from the United Kingdom may request the Directors that notices of meetings of the Directors shall during his absence be sent in writing to him at his last known address or any other address given by him to the Company for this purpose, whether or not out of the United Kingdom, or be sent by electronic means to such address (if any) for the time being notified by him to the Company for that purpose. If no such request is made to the Directors, it shall not be necessary to send notice of a meeting of the Directors to any Director who is for the time being absent from the United Kingdom.

118.	Directors below minimum

The continuing Directors or sole continuing Director may act notwithstanding any vacancy in their body, but, if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

119.	Appointment of chairman and deputy chairman of meetings

The Directors may elect one of their number as a chairman of their meetings, and one of their number to be the deputy chairman of their meetings and may at any time remove either of them from such office; but if no such chairman or deputy chairman is elected, or if at any meeting neither the chairman nor the deputy chairman is present within five minutes after the time appointed for holding the meeting and willing to act, the Directors present shall choose one of their number to be chairman of such meeting.

120.	Delegation of Directors’ powers to committees

The Directors may delegate any of their powers or discretions (including without prejudice to the generality of the foregoing all powers and discretions whose exercise involves or may involve any payment to or the conferring of any other benefit on all or any of the Directors) to committees consisting of one or more members of their body and (if thought fit) one or more other persons co-opted as hereinafter provided. Insofar as any such power or discretion is delegated to a committee any reference in these Articles to the exercise by the Directors of such power or discretion shall be read and construed as if it were a reference to the exercise of such power or discretion by such committee. Any committee so formed shall in the exercise of the powers and discretions so delegated conform to any regulations that may from time to time be imposed by the Directors in default of which the meetings and proceedings of a committee consisting of more than one member shall be governed mutatis mutandis by the provisions of these Articles regulating the proceedings and meetings of the Directors. Any such regulations may provide for or authorise the co-option to the committee of persons other than Directors and for such co-opted members to have voting rights as members of the committee.

Any such delegation shall, in the absence of express provision to the contrary in the terms of delegation, be deemed to include authority to sub-delegate to one or more Directors (whether or not acting as a committee) or to any employee or agent of the Company all or any of the powers and discretions delegated and may be made subject to such conditions as the Directors may specify, and may be revoked or altered.

121.	Validity of Directors’ acts

All acts done by any meeting of the Directors or of a committee of the Directors or by any person acting as a Director or as a member of a committee shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment or continuance in office of any of the persons acting as aforesaid, or that any of such persons were disqualified from holding office or not entitled to vote on the matter in question, or had in any way vacated office, be as valid as if every such person had been duly appointed or had duly continued in office and was qualified and had continued to be a Director or member of the committee and was entitled to vote.

122.	Written resolution of Directors

A resolution in writing, signed or otherwise agreed to by all the Directors for the time being entitled to receive notice of a meeting of the Directors or by all the members of a committee for the time being entitled to receive notice of a committee meeting (in each case who would have been entitled to vote on the resolutions at a meeting of the Directors or of such committee), shall be as valid and effective for all purposes as a resolution passed at a meeting duly convened and held, and may consist of two or more documents in like form each signed or agreed to by one or more of such Directors or members of such committee provided that all those signing or agreeing to the resolution would have formed a quorum at such meeting. Such a resolution in writing need not be signed or agreed to by an alternate Director if it is signed or agreed to by the Director who appointed him.

MANAGING AND EXECUTIVE DIRECTORS

123.	Appointment of executive Directors

Subject to the provisions of the Statutes, the Directors may from time to time appoint one or more of their body to the office of Managing Director or to hold such other executive office in relation to the management of the business of the Company as they may decide, for such period and on such terms as they think fit, and, subject to the terms of any service contract entered into in any particular case and without prejudice to any claim for damages such Director may have for breach of any such service contract, may revoke such appointment. Without prejudice to any claim for damages such Director may have for breach of any service contract between him and the Company, his appointment shall be automatically determined if he ceases from any cause to be a Director.

124.	Remuneration of executive Directors

The salary or remuneration of any Managing Director or other executive Director of the Company shall, subject as provided in any contract, be such as the Directors may from time to time determine, and may either be a fixed sum of money, or may altogether or in part be governed by the business done or profits made, and may include the making of provisions for the payment to him, his widow or other dependants, of a pension on retirement from the office or employment to which he is appointed and for the participation in pension and life assurance and other benefits, or may be upon such other terms as the Directors determine.

125.	Powers of executive Directors

The Directors may entrust to and confer upon a Managing Director or other executive Director any of the powers and discretions exercisable by them upon such terms and conditions and with such restrictions as they may think fit, and either collaterally with or to the exclusion of their own powers and discretions and may from time to time revoke, withdraw, alter or vary all or any of such powers or discretions. Any such delegation shall, in the absence of express provision to the contrary in the terms of the delegation, be deemed to include authority to sub-delegate to one or more Directors (whether or not acting as a committee) or to any employee or agent of the Company all or any of the powers and discretions delegated and may be made subject to such conditions as the Directors may specify and may be revoked or altered.

SECRETARY

126.	Appointment and removal of Secretary

Subject to the provisions of the Statutes, the Secretary shall be appointed by the Directors for such term, at such remuneration and upon such conditions as they think fit and any Secretary may be removed by them.

THE SEAL

127.	Use of Seal

The Directors shall provide for the safe custody of the Seal and any official seal kept under section 50 of the 2006 Act, and neither shall be used without the authority of the Directors or of a committee of the Directors authorised by the Directors in that behalf. Every instrument to which either shall be affixed shall be signed autographically by one Director and the Secretary or by two Directors or as otherwise determined by the Directors, save that as regards any certificates for shares or debentures or other securities of the Company to which the official seal is applied, the Directors may by resolution determine that such signatures or either of them shall be dispensed with or affixed by some mechanical or electronic or other means or may be printed on them.

RESERVE

128.	Establishment of reserve

The Directors may from time to time set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose to which the profits of the Company may be properly applied, and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments as the Directors think fit. The Directors may divide the reserve into such special funds as they think fit, and may consolidate into one fund any special funds or any parts of any special funds into which the reserve may have been divided as they think fit. The Directors may also without placing the same to reserve carry forward any profits which they may think prudent not to divide.

DIVIDENDS

129.	Declarations of dividends by Company

The Company may by ordinary resolution declare dividends, but no dividend shall exceed the amount recommended by the Directors.

130.	Payment of interim and fixed dividends by Directors

Subject to the provisions of the Statutes, the Directors:

(a)	may from time to time pay such interim dividends as they think fit;

(b)	may also pay the fixed dividends payable on any shares of the Company half-yearly or otherwise on fixed dates.

If the Directors act in good faith, they shall not incur any liability to the holders of shares conferring preferred rights for any loss they may suffer in consequence of the payment of an interim dividend on any shares having non-preferred or deferred rights.

131.	Restrictions on dividends

No dividend or interim dividend shall be paid otherwise than in accordance with the provisions of the Statutes.

132.	Calculation and currency of dividends

Subject to the Statutes, and to the rights of persons, if any, entitled to shares with any priority, preference or special rights as to dividend, all dividends:

(a)

shall be declared and paid according to the amounts paid up on the shares in respect whereof the dividend is paid, but no amount paid up on a share in advance of calls shall be treated for the purpose of this Article as paid up on the share;

(b)

shall be apportioned and paid proportionately to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid, but if any share is issued on terms providing that it shall rank for dividend as if paid up in full or in part from a particular date, whether past or future, such share shall rank for dividend accordingly; and

(c)

may be declared in any currency or currencies, and paid in the same currency or currencies or in any other currency or currencies. The Directors may decide the rate of exchange for any currency conversions that may be required and how any costs involved are to be met, in relation to the currency of any dividend.

133.	Deductions of amounts due on shares and waiver of dividends

133.1

The Directors may deduct from any dividend or other monies payable to any Member on or in respect of a share all sums of money (if any) presently payable by him to the Company on account of calls or otherwise in relation to shares of the Company. The Board may retain any dividend or other moneys payable on or in respect of a share on which the Company has a lien, and may apply them in or towards satisfaction of the debts, liabilities or engagements in respect of which the lien exists.

133.2

The waiver in whole or in part of any dividend on any share by any document (whether or not under seal) shall be effective only if such document is signed by the shareholder (or the person entitled to the share in consequence of the death or bankruptcy of the holder or otherwise by operation of law) and delivered to the Company and if or to the extent that the same is accepted as such or acted upon by the Company.

134.	Dividends other than in cash

Any general meeting declaring a dividend may, upon the recommendation of the Directors, direct payment of such dividend wholly or in part by the distribution of specific assets and in particular of paid up shares or debentures of any other body corporate, and the Directors shall give effect to such direction. Where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient, and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the footing of the value so fixed in order to adjust the rights of all parties, and may vest any such specific assets in trustees as may seem expedient to the Directors.

135.	Payment procedure

135.1

All dividends and other distributions shall be paid (subject to any lien of the Company) to those Members whose names shall be on the Register at the date at which such dividend shall be declared or at such other time and/or date as the Company by ordinary resolution or the Directors may determine. The Directors may retain the dividends payable upon shares in respect of which any person is under the provisions as to the transmission of shares contained in these Articles entitled to become a Member, or which any person is under these provisions entitled to transfer, until that person shall become a Member in respect of these shares or shall transfer them.

135.2

The Company may pay any dividend, interest or other monies payable in respect of shares in cash or by direct debit, bank or other funds transfer system, cheque, dividend warrant, or money order or by any other method, including by electronic means, as the Directors consider appropriate. For uncertificated shares, any payment may be made by means of the relevant system (subject always to the facilities and requirements of the relevant system concerned) and such payment may be made by the Company or any person on its behalf by sending an instruction to the operator of the relevant system to credit the cash memorandum account of the joint holders of such shares or, if permitted by the Company, of such person as holder or joint holders may in writing direct.

135.3

The Company may send such payment by post or other delivery service (or by such means offered by the Company as the holder or person entitled to it may agree in writing) to the registered address of the holder or person entitled thereto (or, in the case of joint holders or of two or more persons entitled to it because of the death or bankruptcy of the holder or otherwise by operation of law, to the registered address of the person whose name stands first in the Register), or to such person and to such address as the holder or joint holders or person or persons may in writing direct.

135.4

Every cheque, warrant, order or other form of payment is sent at the risk of the person entitled to the money represented by it, and shall be made payable to the person or persons entitled, or to such other person as the person or persons entitled may direct in writing. Payment of the cheque, warrant, order or other form of payment (including transmission of funds through a bank transfer or other funds transfer system or by such other electronic means as permitted by these Articles or in accordance with the facilities and requirements of the relevant system concerned) shall be good discharge to the Company. The Company shall not be responsible if any such cheque, warrant, order or other form of payment has or shall be alleged to have been lost, stolen or destroyed.

135.5

Any one of two or more joint holders of any share, or any one of two or more persons entitled jointly to a share in consequence of the death or bankruptcy of the holder or otherwise by operation of law, may give effectual receipts for any dividends or other monies payable or property distributable on or in respect of the share.

135.6

If a holder (or joint holder) does not specify an address, or does not specify an account or such other details and in each case that information is necessary in order to make a payment of a dividend, interest or other monies by the means by which in accordance with this Article the Directors have decided that a payment is to be made or by which the holder (or joint holder) has validly elected to receive payment or the payment cannot be made by the Company using the details provided by the holder (or joint holders), the dividend or other monies shall be treated as unclaimed for the purposes of these Articles.

135.7

In respect of the payment of any dividend or other monies payable in respect of shares, the Directors may decide, and notify the holder or person entitled to it that: (i) one or more of the means described in

Article 135.1 will be used for payment and a holder or person entitled to payment may elect to receive the payment by one of the means so notified in the manner prescribed by the Directors; (ii) one or more of such means will be used for the payment unless a holder or person entitled to payment elects otherwise in the manner prescribed by the Directors; or (iii) one or more of such means will be used for the payment and that the holder or other person entitled to payment will not be able to elect otherwise.

136.	Interest

Subject to the rights attaching to, or the terms of issue of, any shares, no dividend or other monies payable on or in respect of a share shall bear interest against the Company.

137.	Forfeiture of dividends

All dividends or other sums payable on or in respect of any share which remain unclaimed may be invested or otherwise made use of by the Directors for the benefit of the Company until claimed. All dividends unclaimed for a period of 12 years or more after becoming due for payment shall be forfeited and shall revert to the Company. The payment of any unclaimed dividend or other sum payable by the Company on or in respect of any share into a separate account shall not constitute the Company a trustee thereof.

CAPITALISATION OF PROFITS AND SCRIP DIVIDENDS

138.	Power to capitalise

Subject to the provisions of Article 139, the Directors may capitalise any part of the amount for the time being standing to the credit of any of the Company’s reserve accounts (including any share premium account, capital redemption reserve and redenomination reserve) or to the credit of the profit and loss or retained earnings account (in each case, whether or not such amounts are available for distribution), and appropriate the sum resolved to be capitalised either:

138.1

to the holders of ordinary shares (on the Register at such time and on such date as may be specified in, or determined as provided in, the resolution of the general meeting granting authority for such capitalisation) who would have been entitled thereto if distributed by way of dividend and in the same proportions (including, for this purpose, any shares in the Company held as treasury shares, as if the restriction on payment of dividends in the Statutes did not apply); and the Directors shall apply such sum on their behalf either in or towards paying up any amounts, if any, for the time being unpaid on any shares held by such holders of ordinary shares respectively or in paying up in full at par new shares or debentures of the Company to be allotted credited as fully paid up to such holders of ordinary shares in the proportions aforesaid, or partly in the one way and partly in the other; or

138.2

to such holders of ordinary shares who may, in relation to any dividend or dividends, validly accept an offer or offers on such terms and conditions as the Directors may determine (and subject to such exclusions or other arrangements as the Directors may consider necessary or expedient to deal with legal or practical problems in respect of overseas shareholders or in respect of shares represented by depository receipts) to receive new ordinary shares, credited as fully paid up, in lieu of the whole or any part of any such dividend or dividends (any such offer being called a “Scrip Dividend Offer”); and the Directors shall apply such sum on their behalf in paying up in full at par new shares (in accordance with the terms, conditions and exclusions or other arrangements of the Scrip Dividend Offer) to be allotted credited as fully paid up to such holders respectively.

139.	Authority required

139.1	The authority of the Company in general meeting shall be required before the Directors implement any Scrip Dividend Offer (which authority may extend to one or more offers).

139.2	The authority of the Company in general meeting shall be required for any capitalisation pursuant to Article 138.1 above.

139.3

A share premium account, a capital redemption reserve and a redenomination reserve and any other amounts which are not available for distribution may only be applied in the paying up of new shares to be allotted to holders of ordinary shares of the Company credited as fully paid up.

140.	Provision for fractions etc.

Whenever a capitalisation requires to be effected, the Directors may do all acts and things which they may consider necessary or expedient to give effect thereto, with full power to the Directors to make such provision as they think fit for the case of shares or debentures becoming distributable in fractions (including provisions whereby fractional entitlements are disregarded or the benefit thereof accrues to the Company rather than to the Members concerned) and also to authorise any person to enter on behalf of all Members concerned into an agreement with the Company providing for any such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.

ACCOUNTING RECORDS

141.	Accounting records to be kept

The Directors shall cause accounting records to be kept in accordance with the provisions of the Statutes.

142.	Location of accounting records

The accounting records shall be kept at the Office or, subject to the provisions of the Statutes, at such other place or places as the Directors think fit.

143.	Inspection of accounting records

The accounting records shall always be open to the inspection of the officers of the Company.

144.	Power to extend inspection to Members

The Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounting records of the Company or any of them shall be open to the inspection of Members, and no Member (not being a Director) shall have any right to inspect any account or book or document of the Company, except as conferred by the Statutes or authorised by the Directors or by a resolution of the Company in general meeting or under an order of a court of competent jurisdiction.

145.	Limit on Members’ right to inspect

No Member (not being a Director) shall have any right of inspecting any account or book or document or information of the Company except as conferred by statute or authorised by the Directors or by the Company in general meeting.

AUDIT

146.	Appointment of auditors

Auditors shall be appointed and their duties regulated in accordance with the provisions of the Statutes.

NOTICES

147.	Service of notice and curtailment of postal service

A notice or other document (including a share certificate) or information may be given, sent, supplied, delivered or provided by the Company to any Member in accordance with the 2006 Act, subject to these Articles. The Company may at any time and in its sole discretion chose to give, send, supply, deliver or provide any notice, document or information in hard copy form alone to some or all of its Members.

147.1

Subject to the Statutes, if at any time by reason of the suspension or any curtailment of postal services in the United Kingdom or any part of the United Kingdom or of services for delivery by electronic means, the Company is unable in the opinion of the Directors effectively to convene a general meeting by notices sent through the post (or by notification by post as to the availability of the notice of meeting on a website) or (in the case of those Members in respect of whom an address has for the time being been notified to the Company, in a manner specified by the Directors, for the purpose of giving notices by electronic means) by electronic means, the Directors may decide that the only persons to whom notice of the affected general meeting must be sent are:

(a)	the Directors;

(b)	the Company’s auditors;

(c)	those Members to whom notice to convene the general meeting can validly be sent by electronic means; and

(d)

those Members to whom notice to convene the general meeting can validly be sent by means of a website and to whom notification as to the availability of the notice of meeting on a website can validly be sent by electronic means.

In any such case the Company shall:

(i)

send confirmatory copies of the notice (or a confirmatory notification as to the availability of the notice on the Company’s website in the case of those Members to whom notice to convene the general meeting can validly be sent by means of a website but to whom notification as of the availability of the notice of meeting on a website cannot validly be sent by electronic means) by post or (as the case may be) by electronic means if, at least seven days prior to the date of the general meeting, the posting of notices to addresses throughout the United Kingdom or (as the case may be) the sending of notices by electronic means again becomes, in the opinion of the Directors, practicable;

(ii)	advertise the notice of meeting in at least one national newspaper; and

(iii)	make the notice of meeting available on its website from the day the notice was sent until the conclusion of the meeting or any adjournment thereof.

148.	Members resident abroad

148.1

A Member who has no registered address within the United Kingdom, and has not supplied to the Company an address (not being an address for communication by electronic means) within the United Kingdom at which notices or other documents or information may be given to him, shall not be entitled to receive any notice or other documents or information from the Company except to the extent that the Directors decide to send a document, information or a notice to that Member or custodian at the Depositary by electronic means and that Member or custodian at the Depositary has consented (or is deemed to have consented) to the sending of that document, information or notice by electronic means and he has, where necessary, notified the Company of an address for that purpose.

149.	Notice deemed served

149.1

Where a notice or other document or information is given, sent, supplied, delivered or provided by the Company by post, service of the notice or other document or information shall be deemed to be effected by properly addressing, prepaying, and posting it, or a letter containing the notice or other document or information, and to have been effected at the latest at the expiration of 24 hours after posting if first-class post was used and at the latest at the expiration of 48 hours after posting if first-class post was not used. In proving such service it shall be sufficient to prove that the notice, document or information or the letter containing the same, was properly addressed and put in the post with postage paid.

149.2

Where a notice or other document or information is given, sent, supplied, delivered or provided by the Company by electronic means, service of the notice or other document or information shall be deemed to be effected by sending it by electronic means to an address for the time being notified to the person giving the notice or other document or information or as otherwise permitted by the Statutes for that purpose, and to have been effected at the latest at the expiration of 24 hours from when it was sent (even if the Company subsequently sends a hard copy of such notice, document or information by post). In proving such service by electronic means it shall be sufficient to prove that the notice or other document or information was properly addressed subject to the provisions of section 1147(4) of the 2006 Act as to deemed delivery of documents or information by means of a website.

149.3

Any notice, document or other information delivered or sent by post to or left at the registered address of any Member or sent or delivered by electronic means to any Member in pursuance of these Articles shall, notwithstanding that such Member be then dead or bankrupt, and whether or not the Company have notice of his death or bankruptcy be deemed to have been duly served in respect of any share registered in the name of such Member as sole or joint holder, unless his name shall, at the time of the service of the notice or document, have been removed from the Register as the holder of the share and such service shall for all purposes be deemed a sufficient service of such notice or document on all persons interested (whether jointly with or as claiming through or under him) in the share. Save where expressly provided, any document, information or notice sent by post to, left at or sent or supplied using electronic means to the address of any Member in pursuant of these Articles shall, even if the Member is then dead or bankrupt, and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly sent or supplied in respect of any share registered in the name of such Member as sole or first-named joint-holder.

149.4

Without prejudice to any other Articles, the accidental failure to send any document, notice or information to or the non-receipt of any document, notice or information relating to any meeting or other proceeding shall not invalidate the relevant meeting or other proceeding.

149.5

A Member present either in person or by proxy, or in the case of a corporate Member by duly authorised representative, at any meeting of the Company or holders of any class of shares shall be deemed to have received notice of the meeting and, where requisite, of the purpose for which is was called.

150.	Notice to joint holders

A notice or other document or information may be given, sent, supplied, delivered or provided by the Company to the joint holders of a share by giving, sending, supplying, delivering or providing the notice or other document or information to the joint holder first named in the Register in respect of the share.

Anything to be agreed or specified by joint holders of a share may be agreed or specified by any of the joint holders (and any such agreement or specification shall be deemed for all purposes to be agreed or specified by all the joint holders) unless the Directors require it to be agreed or specified by all the joint holders or by the joint holder first named in the Register in respect of the share.

151.	Service of notice on persons entitled by transmission

A notice or other document or information may be given, sent, supplied, delivered or provided by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a Member or otherwise by operation of law by giving, sending, supplying, delivering or providing it addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description, to the address, if any, within the United Kingdom supplied for the purpose by the persons claiming to be so entitled or (until such an address has been so supplied) by giving, sending, supplying, delivering or providing the notice or other document or information in any manner in which the same might have been given, sent, supplied, delivered or provided if the death or bankruptcy or other event had not occurred.

ELECTRONIC COMMUNICATION

152.	Electronic Communication

Notwithstanding anything in these Articles to the contrary:

152.1

Any document or information to be given, sent, supplied, delivered or provided to any person by the Company, whether pursuant to these Articles, the Statutes or otherwise, is also to be treated as given, sent, supplied, delivered or provided where it is made available on a website, or is sent in electronic form, in the manner provided by the 2006 Act for the purposes of, inter alia, the 2006 Act (subject to the provisions of these Articles).

For the purposes of paragraph 10(2)(b) of schedule 5 to the 2006 Act, the Company may give, send, supply, deliver or provide documents or information to Members by making them available on a website.

For the purposes of paragraph 6.1.8R(1) of the FCA’s Disclosure Guidance and Transparency Rules, the Company may use electronic means (as defined therein) to convey information or documents to Members or holders of debt securities (as defined therein).

152.2

The Directors may from time to time make such arrangements or regulations (if any) as they may from time to time in their absolute discretion think fit in relation to the giving of notices or other documents or information by electronic means by or to the Company and otherwise for the purpose of implementing and/or supplementing the provisions of these Articles and the Statutes in relation to electronic means; and such arrangements and regulations (as the case may be) shall have the same effect as if set out in this Article.

PROVISION FOR EMPLOYEES

153.	Provision for employees

The power conferred by section 247 of the 2006 Act to make provision for the benefit of persons employed or formerly employed by the Company or any of its subsidiaries, in connection with the cessation or the transfer to any person of the whole or part of the undertaking of the Company or any subsidiary shall only be exercised by the Company with the prior sanction of a special resolution. If at any time the capital of the Company is divided into different classes of shares, the exercise of such power as aforesaid shall be deemed to be a variation of the rights attached to each class of shares in issue and shall accordingly require either (i) the prior consent in writing of the holders of at least three-quarters of the nominal value of the issued shares or (ii) the prior sanction of a special resolution passed at a separate general meeting of the holders of the shares of each class, in accordance with the provisions of Article 17.

WINDING UP

154.	Distribution of assets

If the Company shall be wound up the liquidator may, subject to the Statutes, with the sanction of a special resolution of the Company and any other sanction required by the Statutes, divide amongst the Members (excluding the Company itself to the extent it is a Member by virtue only of its holding of shares as treasury shares) in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as the liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any shares or other securities or other assets whereon there is any liability.

INDEMNITY

155.	Indemnity of officers

Subject to the provisions of the Statutes (but so that this Article does not extend to any matter insofar as it would cause this Article or any part of it to be void under the Statutes) but without prejudice to any indemnity to which the person concerned may otherwise be entitled, every person who is or was at any time a director or other officer of the Company or any Group Company (as defined in Article 97.2) excluding the Auditors may be indemnified out of the assets of the Company against all costs, charges, expenses, losses or liabilities (together “Liabilities”) which he may sustain or incur in or about the actual or purported execution and/or discharge of his duties (including those duties, powers and discretions in relation to any Group Company (as defined in Article 97.2) or any company that is a trustee of an occupational pension scheme (as defined in section 235(6) of the 2006 Act)) and/or the actual or purported exercise of his powers or discretions and/or otherwise in relation thereto or in connection therewith, including (without prejudice to the generality of the foregoing) any Liability suffered or incurred by him in disputing, defending, investigating or providing evidence in connection with any actual or threatened or alleged claims, demands, investigations, or proceedings, whether civil, criminal, or regulatory or in connection with any application under section 661(3) or (4) or section 1157 of the 2006 Act.

156.	Funding of expenditure in defending proceedings

The Company may also provide funds to any director or other officer of the Company or of any Group Company (as defined in Article 97.2) (excluding the Auditors) to meet, or do anything to enable a director or other officer of the Company or any Group Company (as defined in Article 97.2) to avoid incurring expenditure to the extent permitted by the Statutes.

JURISDICTION AND DISPUTES

157.	Exclusive jurisdiction

Unless the Company consents in writing to the selection of an alternative forum in the United States of America, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the U.S. Securities Act of 1933, as amended (the Securities Act).

158.	Disputes

Save in respect of any cause of action arising under the Securities Act, by subscribing for or acquiring shares, the Member submits all disputes between himself and the Company or the Directors to the exclusive jurisdiction of the English courts.

MANDATORY OFFER

159.	Mandatory offer

159.1	A person must not:

(a)	effect or purport to effect a Prohibited Acquisition (as defined in Article 159.9); or

(b)	except as a result of a Permitted Acquisition (as defined in Article 159.7):

(i)

whether by a series of transactions over a period of time or not, acquire an interest in shares which (taken together with shares in which persons determined by the Board to be acting in concert with such person are interested) carry 30% or more of the voting rights of the Company; or

(ii)

whilst such person (together with persons determined by the Board to be acting in concert with such person) is interested in shares that in aggregate carry not less than 30% but does not hold shares carrying more than 50% of the voting rights of the Company, acquire, whether by such person or with persons determined by the Board to be acting in concert with such person, an interest in any other shares that (taken together with any interests in shares held by persons determined by the Board to be acting in concert with such person) increases the percentage of shares carrying voting rights in which such person is interested,

(each of (i) and (ii) a “Limit”).

159.2

Where any Member breaches any Limit, except as a result of a Permitted Acquisition, or becomes interested in any shares as a result of a Prohibited Acquisition, that Member is in breach of these Articles.

159.3

Where the Board has reason to believe that any Limit is or may be breached or any Prohibited Acquisition has been or may be effected it may require any Member or any other person (other than, in each case, a Depositary in its capacity as Depositary) to provide, and such Member or other person shall promptly provide, details of (i) any persons acting in concert with such Member or other person, (ii) any interests in shares of such Member (or other person or any persons acting in concert with them), and (iii) any other information, as in each case the Board considers appropriate to determine any of the matters under this Article 159.

159.4

Where the Board determines (at any time and without any requirement to have first exercised any of its rights under Article 159.3) that any Limit is breached (and, in the case of a breach of a Limit which is capable of becoming a Permitted Acquisition in accordance with the provisions of Article 159.7(c), at any time that such acquisition has not become a Permitted Acquisition) or any Prohibited Acquisition has been effected (or is purported) by any person (such person, together with any persons determined by the Board to be acting in concert with such person, being “Breaching Persons”), the Board may do all or any of the following:

(a)

determine that Members shall not be entitled in respect of any shares held by the Breaching Persons, or in respect of which the Breaching Persons are interested (including, without limitation, by being the holder of, or otherwise interested in, American Depositary Shares), in breach of this Article 159 (together, “Relevant Shares”) to be present or to vote (either in person or by proxy) at a general meeting or at a separate meeting of the holders of a class of shares or on a poll;

(b)

determine that any dividend or other distribution (or any part of a dividend or other distribution) or other amount payable in respect of the Relevant Shares shall be withheld by the Company, which shall have no obligation to pay interest on it, and that the relevant Member shall not be entitled to elect to receive shares instead of a dividend; and

(c)	determine that no transfer of any certificated Relevant Shares (other than any Relevant Shares held by a Depositary in its capacity as Depositary) to or from a Breaching Person shall be registered.

159.5

Where any Relevant Shares are held by the Depositary, the provision of this Article 159 shall be treated as applying only to such Relevant Shares held by the Depositary and not to any other shares held by the Depositary.

159.6

The Depositary shall not be in breach of Article 159.1 or Article 159.2 or be a Breaching Person solely as a result of holding any shares (or interests in shares) in its capacity as Depositary, provided that any shares held by the Depositary may still be Relevant Shares. Notwithstanding the preceding sentence, all interests in shares (including American Depositary Shares) held by or on behalf of persons other than the Depositary with respect to shares held by such Depositary shall be taken into account for all purposes of this Article.

159.7

An acquisition is a “Permitted Acquisition” (or, in the case of Article 159.7(c), an acquisition will become a Permitted Acquisition upon completion of the making and implementation of a Mandatory Offer in accordance with, and compliance with the other provisions of, Article 159.7(c)) if:

(a)	the Board consents to the acquisition or the acquisition is pursuant to an offer made by or on behalf of the acquirer that is recommended by the Board;

(b)	the acquisition is made as a result of a voluntary offer made and implemented, save to the extent that the Board determines otherwise:

(i)	for all of the issued and outstanding shares of the Company (except for those already held by the acquirer);

(ii)	in cash (or accompanied by a cash alternative); and

(iii)	otherwise in accordance with the provisions of the City Code (as if the City Code applied to the Company);

(c)	the acquisition is made pursuant to a single transaction which causes a breach of a Limit (otherwise than as a result of an offer) and provided that:

(i)

no further acquisitions are made by the acquirer (or any persons determined by the Board to be acting in concert with such acquirer) other than (A) pursuant to a Mandatory Offer made in accordance with Article 159.7(c)(ii) or (B) that are Permitted Acquisitions under Article 159.7(a), (d) or (e), provided that no such further acquisition (other than pursuant to a Mandatory Offer made in accordance with Article 159.7(c)(ii)) shall be or become, in any event, a Permitted Acquisition under this Article 159.7(c); and

(ii)

the acquirer makes, within seven days of such breach, and does not subsequently withdraw, an offer which, except to the extent the Board determines otherwise, is made and implemented in accordance with Rule 9 and the other relevant provisions of the City Code (as if it so applied to the Company) (a “Mandatory Offer”), and (for the avoidance of doubt) acquisitions pursuant to a Mandatory Offer shall (subject to compliance with the other provisions of this Article 159.7(c)) also be Permitted Acquisitions;

(d)	the acquisition was approved previously by an ordinary resolution passed at a general meeting of Members, provided that the following Members shall not be entitled to vote on such resolution:

(i)	the person proposing to make the acquisitions and any persons determined by the Board to be acting in concert with such person; and

(ii)

the persons (if any) from whom the acquirer (together with persons determined by the Board to be acting in concert with such acquirer) has agreed to acquire shares or has otherwise obtained an irrevocable commitment in relation to the acquisition of shares by the acquirer or any persons determined by the Board to be acting in concert with such person; or

(e)

there is an increase in the percentage of the voting rights attributable to an interest in shares held by a person or by persons determined by the Board to be acting in concert with such person and such an increase would constitute a breach of any Limit where such increase results from the Company redeeming or purchasing its own shares or interests in shares.

159.8

Unless the Board determines otherwise, in the case of a Permitted Acquisition pursuant to Article 159.7(a), (b) or (c) above, an appropriate offer or proposal must also be made in accordance with Rule 15 (Appropriate offer for convertibles etc.) of the City Code (as if Rule 15 applied to the Company).

159.9

Unless (a) the acquisition is a Permitted Acquisition, or (b) the Board determines otherwise, an acquisition of an interest in shares is a “Prohibited Acquisition” if Rule 4 (Restrictions on dealings) or Rule 5 (Timing restrictions on acquisitions) of the City Code would in whole or part apply to the acquisition if the Company were subject to the City Code and the acquisition of such interest in shares were made (or, if not yet made, would, if and when made, be) in breach of or otherwise would not comply with Rule 4 or Rule 5 of the City Code.

159.10

The Board has full authority to determine the application of this Article including as to the deemed application of relevant parts of the City Code (as if it applied to the Company). Such authority shall include all discretion vested in the Panel on Takeovers and Mergers (as if the City Code applied to the Company). Any resolution or determination of, or decision or exercise of any discretion or power by, the Board acting on such grounds as the Board shall in its sole opinion consider reasonable, irrespective of whether such grounds would be considered reasonable by any other party with or without the benefit of hindsight, shall be conclusive and binding on all persons concerned and shall not be open to challenge, whether as to its validity or otherwise on any ground whatsoever and, in the absence of fraud, neither the Company nor the Board shall owe any duty of care to or have any liability to any person in respect of any cost, loss or expense as a result of any such resolution, determination, decision or exercise of any discretion or power. The Board shall not be required to give any reasons for any decision, determination, resolution or declaration taken or made in accordance with this Article 159.

159.11

Where used in this Article, the phrase “City Code” shall mean the City Code on Takeover and Mergers as promulgated by the Panel on Takeovers and Mergers, as amended from time to time, and the phrase “Panel on Takeovers and Mergers” shall mean the Panel on Takeovers and Mergers.

159.12

Where used in this Article, the phrases “offer”, “interest in shares”, “acting in concert” and “voting rights” shall have the meanings ascribed to them in the City Code. For the avoidance of doubt, an interest in shares includes an interest in American Depositary Shares.

159.13	This Article 159 only applies:

(a)	whilst the City Code does not apply to the Company; and

(b)

prior to the first annual general meeting of the Company held after the adoption of this Article 159 and thereafter only if at the most recent annual general meeting of the Company an ordinary resolution has been duly passed to the effect that this Article 159 shall apply from the conclusion of such annual general meeting to the conclusion of the next annual general meeting of the Company.

SILENCE THERAPEUTICS PLC - Annual General Meeting 2025 - Form of Proxy

You may appoint a proxy at uk.investorcentre.mpms.mufg.com instead of using this form.

Annual General Meeting of Silence Therapeutics plc to be held held on Thursday, June 26, 2025, at 1:00 p.m.

London time (8:00 a.m. Eastern Daylight Time), at 72 Hammersmith Rd. London, W14 8TH

Account Name:

IVC:

For guidance on how to complete this Form of Proxy please refer to the Notice of Meeting on the Company’s website.

I/We being (a) member/members hereby appoint the Chair of the meeting/the following person:

Name of proxy (if not the Chair of the meeting):

Number of ordinary shares appointed over:
(if less than your full voting entitlement)

as my/our proxy, to attend, speak and vote on my/our behalf at the Annual General Meeting of Silence Therapeutics, plc to be held at 72 Hammersmith Rd. London, W14 8TH on June 26 at 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time) and at any adjournment thereof.

Please put an ‘X’ in the box opposite if this proxy appointment is one of multiple appointments being made:

Please indicate with an ‘X’ below how you would like your proxy to vote on your behalf on the resolutions.

Resolutions:	For	Against	Withheld

1 To re-appoint as a director Dave Lemus, who retires in accordance with the articles of association.

2 To re-appoint as a director Tim McInerney, who retires in accordance with the articles of association

3 To re-appoint as a director Iain Ross, who retires in accordance with the articles of association.

4 To re-appoint as a director Craig Tooman, who retires in accordance with the articles of association

5 To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the attached proxy

6a To indicate, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of our named executive officers - ONE YEAR

6b To indicate, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of our named executive officers - TWO YEAR.

6c To indicate, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of our named executive officers - THREE YEARS

7 To ratify the appointment of PricewaterhouseCoopers LLP, as our U.S. independent registered public accounting firm for the year ending December 31, 2025

8 To re-appoint PricewaterhouseCoopers LLP, as our U.K. statutory auditors, to hold office until the conclusion of our next annual general meeting of shareholders.

9 To authorize the Audit & Risk Committee to determine our U.K. statutory auditors’ remuneration for the year ending December 31, 2025

10 To receive and adopt our U.K. statutory annual accounts and reports for the year ended December 31, 2024 (the “2024 U.K. Annual Report”).

11 To approve our directors’ remuneration report for the year ended December 31, 2024 (see notice)

12 In accordance with the articles of association, Article 159 of the articles of association shall apply with effect from the conclusion of this AGM (see notice)

13 That the draft articles of association be adopted as the articles of association of the Company in substitution for the Company’s existing articles of association (see notice)

If you intend attending the meeting in person please place a ‘X’ in the box opposite

Signature:	Date:

Please send this Form of Proxy in an envelope to FREEPOST PXS 1. Shareholders outside the United Kingdom should send this Form of Proxy to MUFG Corporate Markets, PXS 1, Central Square, 29 Wellington Street, Leeds LS1 4DL, United Kingdom.

1

To appoint as a proxy a person other than the Chair of the meeting insert their full name in the space provided. To appoint more than one proxy, (an) additional proxy form(s) may be obtained by contacting the Registrars or you may photocopy this form. If you appoint more than one proxy, each proxy must be appointed to exercise the rights attached to a different share or shares held by you. Please indicate in the box next to the proxy’s name the number of shares in relation to which they are authorised to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. All forms must be signed and dated and should be returned together in the same envelope. A proxy need not be a member of the Company. Completion and return of the Form of Proxy will not preclude you from attending and voting in person at the AGM (or adjourned AGM) if you wish to do so.

2	Any alterations made to this Form of Proxy should be initialled.

3	Unless otherwise indicated on the Form of Proxy, CREST, Proxymity or any other electronic voting instruction, the proxy will vote as they think fit or, at their discretion, withhold from voting.

4

This Form of Proxy must arrive not later than the voting deadline specified on the Notice of Meeting during usual business hours accompanied by any power of attorney under which it is executed (if applicable). Please return the Form of Proxy to the Registrar in an envelope addressed to FREEPOST PXS 1. Please note that delivery using this service can take up to five business days. Shareholders outside the United Kingdom should send this Form of Proxy to MUFG Corporate Markets, PXS 1, Central Square, 29 Wellington Street, Leeds LS1 4DL, United Kingdom.

5	A corporation must execute the Form of Proxy under either its common seal or the hand of a duly appointed officer or attorney.

6	The Form of Proxy is for use in respect of the shareholder account specified overleaf only and should not be amended or submitted in respect of a different account.

7	The ‘Vote Withheld’ option is to enable you to abstain on any particular resolution. Such a vote is not a vote in law and will not be counted in the votes ‘For’ and ‘Against’ a resolution.

8

In the case of joint holders, the signature of only one of the joint holders is required but, if more than one votes, the vote of the first named on the Register of Members will be accepted to the exclusion of the other joint holders.

9

If more than one Form of Proxy is returned, either by paper or electronic communication, the proxy received last by the registrar before the latest time for the receipt of proxies (as set out in note 4) will take precedence.

10

If you have any questions about completing this form, please contact MUFG Corporate Markets by email at sshareholderenquiries@cm. mpms.mufg.com or call them on Freephone 0371 664 0300 if calling from the UK or on +44 (0) 371 664 0300 if calling from outside the UK. Lines are open 9.00 am to 5.30 pm Monday to Friday.